As Filed with the Securities and Exchange Commission on April 23, 2010

Registration File Nos. 333-46414

811-08963

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 10	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

AMENDMENT NO. 29	☒
(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE

ACCOUNT VA-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (800) 223-1200

Ken Reitz

TIAA-CREF Life Insurance Company

8500 Andrew Carnegie Boulevard, MS C2-08

Charlotte, North Carolina 28262-8500

(704) 988-4455

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2010 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Separate account interests issued through Individual Variable Annuity Contracts

PROSPECTUS

MAY 1, 2010

SINGLE PREMIUM IMMEDIATE
ANNUITIES

Single Premium Immediate Variable Annuity Contracts Funded Through TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the single premium immediate variable annuity contracts (SPIAs) offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the accompanying fund prospectus, and keep it for future reference.

The contracts are designed to provide you with a stream of income for the life of the named annuitant(s) or for a specified period of time you select. You can choose a combination of fixed and variable annuity payments by allocating your single premium to a TIAA-CREF Life fixed account or to one or more of the following eight separate account variable investment accounts:

■ Growth Equity ■ Growth & Income ■ International Equity ■ Large-Cap Value	■ Small-Cap Equity ■ Stock Index ■ Social Choice Equity ■ Real Estate Securities

As with all variable annuities, your variable annuity payments will increase or decrease, depending on how well the investment account’s underlying mutual fund investment performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

Separate prospectuses for the funds accompany this prospectus. They provide more information about the funds listed above. Note that the accompanying prospectuses for the funds may provide information for other funds that are not available through the contract. When you consult the accompanying prospectuses, you should be careful to refer only to the information regarding the funds listed above.

More information about the separate account and the contracts is on file with the Securities and Exchange Commission (SEC) in a “Statement of Additional Information” (SAI) dated May 1, 2010. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 877 825-0411. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The contracts or certain investment options under the contracts will not be available to you unless approved by the regulatory authorities in your state.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contracts is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus describes the single premium immediate variable annuities issued by TIAA-CREF Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, salesperson, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

DEFINITIONS

Throughout the prospectus, “TIAA-CREF Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any contractowner or any prospective contractowner.

1940 Act.  The Investment Company Act of 1940, as amended.

Annuitant.  The natural person whose life is used to determine the amount of annuity payments and how long those payments will be made. Once selected, the annuitant may not be changed.

Annuity Unit.  A measure used to calculate the amount of each variable annuity payment made under a contract.

Assumed Investment Return.  4%. This is the assumed annual rate of return used in calculating the amount of each variable annuity payment.

Beneficiary.  The person or institution selected by the contractowner to become the new contractowner if the contractowner dies while any annuity payments remain due.

Business Day.  Any day that the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when regular trading closes on the NYSE, if earlier.

Calendar Day.  Any day of the year.

Commuted Value.  The amount we will pay under certain circumstances in a lump sum instead of the remaining series of annuity payments. It’s less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments will not be earned if payment is made in one sum. For the fixed account, the commuted value is the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. For any variable investment account, the commuted value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the annuity unit value used for each payment equaled the value as of the effective date of the calculation.

Contracts.  The One-Life Annuity, the Two-Life Annuity, and the Fixed-Period Annuity single premium immediate annuity contracts.

Contractowner.  The person (or persons) who controls all the rights and benefits under a contract.

Current Value.  The present value of the future annuity payments, which for variable payments is computed using the assumption that the relevant investment account has an effective annual rate of 4%. In the case of the

Single Premium Immediate Annuities ■ Prospectus	3

One-Life and Two-Life Annuities, the present value is determined based on the age of the annuitant(s), if alive; the remaining guaranteed period, if any; the frequency of payment; and the mortality tables used to determine the initial amount of annuity payments. In the case of the Fixed-Period Annuity, it is determined based on the last periodic payment date and the frequency of payment. This “current value” definition is used in determining the value of a refund in the event a contract is cancelled during the free look period.

Fixed Account.  The account under the contract supporting fixed annuity payments funded by assets in TIAA-CREF Life’s General Account.

Fund.  An investment company that is registered with the Securities and Exchange Commission in which an investment account is invested. The contract allows you to indirectly invest in a series of investment companies that are listed on the front page of this prospectus.

General Account.  All of TIAA-CREF Life’s assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

Income Change Method.  The method you select for how often your variable annuity payments will be revalued. You can choose a monthly or annual income change method.

Income Option.  The form of annuity benefit that you select under the Two-Life Annuity. The income options for the Two-Life Annuity are: the Two-Life Annuity with Full Benefit While Either Annuitant Survives; the Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives; and the Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

Investment Account.  A sub-account of the separate account that invests its assets in shares of a corresponding fund.

IRC.  The Internal Revenue Code of 1986, as amended.

Issue Date.  The day that the contract is issued and becomes effective.

NYSE.  The New York Stock Exchange.

Premium.  The amount you invest in the contract.

Present Value.  The present value of a series of payments is the lump-sum amount that is the current equivalent of a series of future payments calculated on the basis of a specified interest rate and, where applicable, mortality table.

Second Annuitant.  The natural person whose life, together with the annuitant’s life, is used to determine the amount of annuity payments and how long those payments will be made under the Two-Life Annuity Contract.

4	Prospectus ■ Single Premium Immediate Annuities

Separate Account.  TIAA-CREF Life Separate Account VA-1.

TIAA.  Teachers Insurance and Annuity Association of America.

TIAA-CREF Life.  TIAA-CREF Life Insurance Company, an indirect wholly-owned subsidiary of TIAA.

Valuation Day.  Any business day as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren’t business days end at 4 p.m. Eastern Time.

Valuation Period.  The period that starts at the close of regular trading on the NYSE (usually 4 p.m. Eastern Time) on any valuation day and ends at the close of regular trading on the next succeeding valuation day.

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT ARE TIAA-CREF LIFE’S SINGLE PREMIUM IMMEDIATE ANNUITIES (SPIAs)?

TIAA-CREF Life’s Single Premium Immediate Annuities (SPIAs) allow you, the owner, to apply a single sum of money to one of three types of annuity contracts and receive a stream of income for the life of the named annuitant(s) (which may be you or another person) or for a specified period of time you select. The types of contracts we offer are:

■	One-Life Annuity, which pays income as long as the annuitant lives or until the end of an optional specified guaranteed period, whichever is longer;

■

Two-Life Annuity, which pays income as long as either the annuitant or the second annuitant is alive or until the end of an optional specified guaranteed period, whichever is longer, and which, after the death of an annuitant, continues at either the same or a reduced level for the life of the other annuitant; and

■	Fixed-Period Annuity, which pays income to you for a fixed period of between 5 and 30 years.

A contract is available to you provided it has been approved by the insurance department of your state of residence.

WHAT ARE MY INVESTMENT OPTIONS UNDER THE CONTRACTS?

Under TIAA-CREF Life’s SPIAs, you can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your single premium to the fixed account or to one or more of the separate account’s variable investment accounts. Annuity payments from the fixed

Single Premium Immediate Annuities ■ Prospectus	5

account are guaranteed over the life of the contract. Annuity payments from the separate account’s variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your payments will also change depending on the income change method you choose—i.e., whether you choose to have your payments revalued monthly or annually. Currently, the separate account has eight variable investment accounts which invest in the following funds of the TIAA-CREF Life Funds:

•Growth Equity	•Small-Cap Equity
•Growth & Income	•Stock Index
•International Equity	•Social Choice Equity
•Large-Cap Value	•Real Estate Securities

TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the variable investment accounts, and you bear the entire investment risk.

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the premium to the variable investment accounts, that portion of the premium will initially be applied to the general account until seven days plus the number of days in the free look period applicable in your state have passed from the issue date of your contract. At that time, the amount applied to the general account, plus any interest credited on the amount, will automatically be transferred to the variable investment accounts you have chosen, and the number of annuity units payable from each variable investment account will be determined as of that date. While this amount is held in the general account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%.

MAY I CHANGE THE ACCOUNTS FROM WHICH ANNUITY PAYMENTS ARE MADE AND HOW OFTEN MY PAYMENTS ARE VALUED UNDER THE CONTRACT?

You will be able to “transfer” all or part of the future annuity income payable one time each calendar quarter from each variable investment account to another variable investment account or to the fixed account. One time in a calendar year, under the One-Life or Two-Life Annuities, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), with certain conditions. Once a year you also may change how frequently your payments from a variable investment account are valued, i.e., you may change your income change method. For more details on transfers and changing your income change method, see “Changing Investment Accounts and Income Change Methods”.

6	Prospectus ■ Single Premium Immediate Annuities

WHAT EXPENSES MUST I PAY UNDER THE CONTRACTS?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

This first table lists certain categories of contractowner transaction expenses for comparative purposes. State premium taxes may be deducted depending on your state.

CONTRACTOWNER TRANSACTION EXPENSES

Sales load imposed on purchases (as a percentage of premiums)	None
Deferred sales load (as a percentage of premiums or amount surrendered, as applicable)	None
Premium taxes (as a percentage of premiums, if applicable)(1)	1.0–3.5%
Surrender fees (as a percentage of amount surrendered)	None
Exchange fee	None

(1)	Only applicable in certain states. Where TIAA-CREF Life is required to pay this premium tax, it may deduct the amount of the premium tax paid from any premium payment.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees(1)	Fee Waiver(1)	Current
Charges(1)
Annual Contract Fees	None	None	None
Mortality and expense risk charge	1.00%	0.60%	0.40%
Administrative expense charge	0.20%	0.00%	0.20%
Total separate account annual charges	1.20%	0.60%	0.60%

(1)

TIAA-CREF Life has waived 0.60% of the mortality and expense risk charge, so that total current separate account annual charges are 0.60%. TIAA-CREF Life will provide at least three months’ notice before it raises these charges above 0.60%.

TIAA-CREF LIFE FUNDS ANNUAL EXPENSES (as a percentage of fund average net assets)

These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract that you may pay periodically during the time you own the contract. The first table shows the maximum and minimum total operating expenses charged by these funds for the year ended December 31, 2009. The next table provides greater detail on the total operating expenses charged by each fund, and shows the total separate account and fund annual expenses. Expenses of the funds may be higher or lower in the future. More detail concerning each fund’s fees and expenses is also contained in the TIAA-CREF Life Funds prospectus.

Single Premium Immediate Annuities ■ Prospectus	7

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES

	Minimum Expenses	Maximum Expenses
Total expenses that are deducted from fund assets, including management fees and other expenses	0.09%	0.60%

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees(1)	Acquired Fund Fees and Expenses(2)	Other Expenses	Total Annual Fund Operating Expenses	Waivers and Expense Reimbursements		Net Annual Fund Operating Expenses	Total Separate Account and Fund Annual Expenses(9)
Growth Equity Fund	0.45%	None	0.31%	0.76%	0.24%	(3)	0.52%	1.12%
Growth & Income Fund	0.45%	None	0.24%	0.69%	0.17%	(3)	0.52%	1.12%
International Equity Fund	0.50%	None	0.31%	0.81%	0.21%	(4)	0.60%	1.20%
Large-Cap Value Fund	0.45%	None	0.30%	0.75%	0.23%	(3)	0.52%	1.12%
Small-Cap Equity Fund	0.48%	0.05%	0.33%	0.86%	0.26%	(5)	0.60%	1.20%
Stock Index Fund	0.06%	None	0.20%	0.26%	0.17%	(6)	0.09%	0.69%
Social Choice Equity Fund	0.15%	None	0.36%	0.51%	0.29%	(7)	0.22%	0.82%
Real Estate Securities Fund	0.50%	None	0.24%	0.74%	0.17%	(8)	0.57%	1.17%

(1)	Expense information has been restated to reflect the Funds’ new advisory and administration agreement.
(2)

“Acquired Funds Fees and Expenses” are the Funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the TIAA-CREF Life Funds prospectus and the Fund’s 2009 annual report.

(3)

Under the Funds’ expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

(4)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

(5)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.55% of average daily net assets for the shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

(6)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.09% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

8	Prospectus ■ Single Premium Immediate Annuities

(7)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

(8)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.57% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

(9)

If TIAA-CREF Life imposed the full amount of the administrative expense and mortality and expense risk charges, total annual separate account and fund expenses would be 1.72% for the Growth Equity Fund, 1.72% for the Growth & Income Fund, 1.80% for the International Equity Fund, 1.72% for the Large-Cap Value Fund, 1.80% for the Small-Cap Equity Fund, 1.29% for the Stock Index Fund, 1.42% for the Social Choice Equity Fund, and 1.77% for the Real Estate Securities Fund.

Fund expenses are deducted from each underlying fund before TIAA-CREF Life is provided with the fund’s daily net asset value. TIAA-CREF Life then deducts separate account charges from the corresponding investment account.

Examples

The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. (Note that, notwithstanding this standard $10,000 example, the minimum investment is $25,000.) The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the funds.

The first example assumes that there is no waiver of separate account charges. The second example assumes that the current separate account fee waivers are in place for each period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE WITHOUT FEE WAIVERS

	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$200	$617	$1,058	$2,280
Growth & Income Account	$200	$617	$1,058	$2,280
International Equity Account	$208	$641	$1,100	$2,366
Large-Cap Value Account	$200	$617	$1,058	$2,280
Small-Cap Equity Account	$208	$641	$1,100	$2,366
Stock Index Account	$156	$484	$833	$1,806
Social Choice Equity Account	$170	$524	$901	$1,952
Real Estate Securities Account	$205	$632	$1,084	$2,334

Single Premium Immediate Annuities ■ Prospectus	9

EXAMPLE WITH FEE WAIVERS

	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$139	$431	$742	$1,613
Growth & Income Account	$139	$431	$742	$1,613
International Equity Account	$147	$456	$785	$1,705
Large-Cap Value Account	$139	$431	$742	$1,613
Small-Cap Equity Account	$147	$456	$785	$1,705
Stock Index Account	$95	$296	$509	$1,109
Social Choice Equity Account	$109	$337	$580	$1,264
Real Estate Securities Account	$144	$447	$769	$1,670

These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “The Contract Charges.”

For condensed financial information pertaining to each investment account, please see Appendix A.

HOW DO I PURCHASE A CONTRACT?

To purchase a contract, you must complete an application and make a premium payment of at least $25,000. For more information, see “Purchasing a Contract and Remitting Your Premium.”

MAY I CANCEL MY CONTRACT?

You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the “free look” period specified in your contract. We’ll refund the current value of your contract calculated as of the date your refund request is postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, as of the day we receive it. (Note that the current value of your contract may be less than your premium.) In Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia and Wisconsin, where we are required to return your premium, we’ll refund your full premium less any payments made as of the date we receive your request. In all cases, we will send you the refund within 7 days after we receive your refund request and your contract. Any premium taxes and expense charges deducted from the premium also will be refunded.

THE SPIA CONTRACTS

This prospectus describes the individual single premium immediate variable annuities (SPIAs) offered by TIAA-CREF Life Insurance Company. The rights and benefits under the contracts are summarized below. However, the descriptions you read here are qualified entirely by the contracts themselves. The contracts are not available to residents in those states where we haven’t yet received regulatory approval.

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Under the SPIA contracts, TIAA-CREF Life promises to pay you, the owner, an income in the form of annuity payments. You choose the frequency of these payments. You can use the contracts to provide you with a stream of income for the life of the named annuitant(s) (which may be you or another person) or for a specified period of time you select. How long we make annuity payments under the contract will depend on the type of contract you choose: a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity, as well as the length of any guaranteed period you choose.

The SPIA contracts include both fixed and variable components—that is, you can allocate your single premium between the fixed account or one or more separate account variable investment accounts. Annuity payments from the fixed account are guaranteed by TIAA-CREF Life over the life of the contract. Annuity payments from the separate account’s variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your variable payments will also change depending on the income change method you choose—i.e., whether you choose to have your payments revalued monthly or annually.

PURCHASING A CONTRACT AND REMITTING YOUR PREMIUM

The Premium. We’ll issue you a contract as soon as we receive your completed application and your premium at our home office. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

TIAA-CREF

Single Premium Immediate Annuity

P.O. Box 532008

Atlanta, GA 30353-2008

Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check. The premium must be for at least $25,000. Additional premiums are not permitted. We will credit your premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don’t have the necessary information within five business days, we’ll return your premium unless you instruct us otherwise upon being contacted.

We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a premium payment. We may also be required to block a contractowner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Single Premium Immediate Annuities ■ Prospectus	11

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

Electronic Payment. You may pay your premium by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here’s what you need to do:

1.	Send us your application;

2.	Instruct your bank to wire money to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of : TIAA-CREF Life Insurance Company

Account Number: 4068-4865

3.	Specify on the wire:

•	Your name and address

•	Social Security Number(s) or Taxpayer Identification Number

•	Specify code “SPIA”

ANNUITY PAYMENTS

You may elect to receive monthly, quarterly, semi-annual or annual payments under any of the SPIA contracts. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that.

Your first annuity payment date will be specified in your contract. If you choose monthly payments, the first annuity payment date will either be the first day of the next month, or the first day of the month after that if your premium is received after the 20th day of a month. If you choose quarterly, semi-annual or annual payments, your first annuity payment date will be the first day of the month that is either three months, six months, or twelve months, as applicable, following the month we receive your premium. We will generally issue your subsequent payments on the first of a month, at monthly, quarterly, semi-annual, or annual intervals from your first annuity payment date. Your first annuity check may be delayed while we process and calculate the amount of your initial payment.

We’ll send your payments by mail to your home address or (at your request) by mail or electronic funds transfer to your bank. If the address or bank where you want your payments changes, it’s your responsibility to let us know. We can send payments to your residence or most banks abroad.

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Annuity payments are subject to our financial strength and claims-paying ability.

PAYMENTS FROM THE FIXED ACCOUNT

On the contract issue date, the dollar amount of each annuity payment is fixed, based on:

•	the amount of your premium

•	whether the contract is a One-Life, Two-Life or Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the annuitant and any second annuitant, as applicable

•	the interest rates then in effect

•	the income option selected, in the case of the Two-Life Annuity, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Subsequent fixed payments will be for the same amount (except in the case of a Two-Life Annuity, in which fixed payments may change upon the annuitant’s death). The amount of each annuity payment from the fixed account does not change as a result of the investment experience of any variable investment account.

PAYMENTS FROM THE VARIABLE INVESTMENT ACCOUNTS

The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in a particular investment account.

The number of annuity units you purchase is determined on the contract issue date. (If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of annuity units you purchase will be determined as of the date that we transfer your temporary investment in the general account to the variable investment accounts, i.e., seven days plus the number of days in the free look period applicable in your state, calculated from the issue date of your contract.) Annuity unit values are calculated as of each valuation day based primarily on the net investment results of the funds underlying the particular investment account. For the formulas used to determine annuity unit values, see the SAI.

Your initial annuity payments will be determined based on:

•	the amount of your premium

•	whether the contract is a One-Life, Two-Life or has a guaranteed period or is a Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the annuitant and any second annuitant, as applicable

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•	in the case of the Two-Life Annuity, the income option selected

•	an assumed annual investment return of 4%, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Over the life of the contract, payments will go up or down based on the investment experience of the funds underlying the variable investment accounts relative to the 4% assumed annual investment return, and whether you choose to have your payments revalued monthly or annually (i.e., your choice of income change method). In general, your payments will increase if the performance of the variable investment account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

You may choose either an annual or monthly income change method for your variable annuity payments. Under the annual income change method, the amount of payments from the variable investment accounts will change each May 1, based on the net investment results of the funds underlying the investment account during the prior year (April 1 through March 31). Under the monthly income change method, payments from the variable investment accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined as of the 20th day of each month (or, if the 20th is not a business day, the prior business day).

For a more complete discussion of how we determine the amount of variable annuity payments, see “Calculating Variable Annuity Payments” and the SAI.

CONTRACT OPTIONS

At the current time, you may purchase a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity. Each of these contracts uses a different method to determine the duration of annuity income payments. The total value of annuity payments made to you (or your beneficiary) may be less than the premium you paid depending on the duration of your contract.

•

One-Life Annuity. This option pays you or your beneficiary income as long as the annuitant lives, with or without an optional guaranteed period. If you elect a guaranteed period (10, 15 or 20 years) and the annuitant dies before it’s over, annuity income payments will continue to you or your beneficiary until the end of the period. The guaranteed period may be limited by applicable tax laws. If you do not elect a guaranteed period, all annuity income payments end when the annuitant dies—so that it’s possible for you to receive only one payment if the annuitant dies before the second payment is made, two payments if the annuitant dies before the third payment is made, etc.

•

Two-Life Annuity. This option pays income to you or your beneficiary as long as the annuitant or second annuitant live or until the end of an optional specified guaranteed period, whichever period is longer. The guaranteed period may be limited by applicable tax laws. There are three

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types of income options under the Two-Life Annuity, all available with or without a guaranteed period—Two-Life Annuity with Full Benefit While Either Annuitant Survives, Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives, and Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

•

Fixed-Period Annuity. This option pays you or your beneficiary income for a stated period of not less than five nor more than thirty years. At the end of the period you’ve chosen, payments stop. The period you choose may be limited by applicable tax laws.

CHANGING INVESTMENT ACCOUNTS AND INCOME CHANGE METHODS

You will be able to “transfer” all or part of the future annuity payments one time in each calendar quarter from each variable investment account to another variable investment account or to the fixed account. One time in a calendar year, under the One-Life and Two-Life Annuities, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), either in a lump sum of up to 20% of annuity income in any year, or in installment payments over a five-year period. Once income has been transferred from the fixed account to a variable investment account it cannot be transferred back to the fixed account. You may not transfer payments from the fixed account to the variable investment accounts under the Fixed-Period Annuity. All transfers must consist of a periodic payment of at least $100 or the entire payment.

We’ll process your transfer as of the business day we receive your request. Alternatively, you can choose to have a transfer take effect at the close of any future business day, or the last calendar day of the current or any future month, even if it’s not a business day. Transfers under the annual income change method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income change method and all transfers into or out of the fixed account will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, during the period in which any portion of your premium is temporarily held in the general account, no transfers may be made. For more on how we calculate transfer amounts, see “Calculating Variable Annuity Payments.”

You can switch between the annual and monthly income change methods at any time, but only once a year, and the switch will go into effect on March 31.

To request a transfer or to switch your income change method, call our Insurance Planning Center, toll-free at 877 825-4011, or write to TIAA-CREF

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Life’s home office at 730 Third Avenue, New York 10017-3206. Please note that telephone transactions may not always be available.

TRANSFER POLICIES REGARDING MARKET TIMING AND EXCESSIVE TRADING

Variable annuity contract owners could try to profit from transferring money back and forth among investment accounts in an effort to “time” the market or for other reasons. As money is shifted in and out of these accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities.

In addition, excessive trading can interfere with efficient portfolio management and cause dilution, if traders are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies may be increased for funds invested primarily in foreign securities. These costs are borne by all contract owners, including long-term investors who do not generate the costs. The contract is not intended for market timing or frequent trading.

Under this SPIA contract, market timing is unlikely, due to the nature of the contract and its transfer limitations. In particular, transfers of all or part of the future annuity income payable are available only one time each calendar quarter from each variable investment account to another variable investment account or to the fixed account. Transfers of the present value of future amounts payable from the fixed account to any of the variable investment accounts are available only one time in a calendar year, with certain conditions.

The TIAA-CREF Life Funds may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The TIAA-CREF Life Funds prospectus describes any such policies and procedures. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the TIAA-CREF Life Funds. However, we have entered into a written agreement, as required by SEC regulation, with the principal underwriter of the TIAA-CREF Life Funds that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

We seek to apply our transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

RECEIVING A LUMP-SUM PAYMENT

You or your beneficiary have the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due (i) from a One-Life or Two-Life Annuity if the annuitant(s) dies during the

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guaranteed period, or (ii) under a Fixed-Period Annuity from the variable investment accounts. (Under the One-Life and Two-Life Annuities, no lump sum payment is available during the lifetime of annuitant(s), or if the annuitant dies after the end of the guaranteed period. Under a Fixed-Period Annuity, a lump-sum payment from the fixed account is only available to your beneficiaries after your death.)

The commuted value will be less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments won’t be earned if payment is made in one sum. The effective date of the calculation of the commuted value is the business day on which we receive the request for a commuted value, in a form acceptable to us. You can also defer the effective date to a future business day acceptable to us.

A lump-sum payment is subject to tax and may be subject to a 10% penalty tax if made before age 59 1/2. (See “Federal Income Taxes.”)

DEATH OF THE CONTRACTOWNER

If you (the owner) die, your designated beneficiar(y)(ies) or, if none, the person chosen as the annuitant or second annuitant (if applicable), will become the owner and remaining annuity income payments will be made to him or her. If there is no surviving beneficiary and the annuitant and second annuitant, if any, has died before the end of a guaranteed period, the commuted value of any payments remaining due will be paid in one sum to your estate.

If your spouse (as defined under Federal law) is the sole beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. The right of a spouse to continue the Contract and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore, the spousal continuation provisions of this Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

When you fill out an application for a contract, you can name one or more beneficiaries or contingent beneficiaries. You can change your beneficiary at any time. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal adviser.

CALCULATING VARIABLE ANNUITY PAYMENTS

The amount of each variable annuity payment from each investment account is equal to the number of annuity units payable multiplied by the then-current value of one annuity unit for the variable investment account and income change method you chose.

Determining the Number of Annuity Units Payable. The number of annuity units you purchase under the contract is derived by dividing the

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portion of the premium (net of any premium taxes) you allocated to a particular investment account and income change method by the product of the annuity unit value for that investment account and income change method, and an annuity factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid. The annuity factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life or lives the annuity payments will be based. Mortality assumptions will be based on the mortality basis then in effect under the contract.

The number of annuity units for each variable investment account and income change method under a contract is generally determined on the contract issue date and remains fixed unless there is a “transfer” of annuity units or you change your income change method. The number of annuity units payable from a particular investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of that investment account or income change method. The number of annuity units payable will be increased by any internal transfers you make to that investment account and income change method. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of annuity units payable from each variable investment account will be determined as of the date that we transfer your temporary investment in the general account to the variable investment accounts. See “Temporary Investment in the General Account.”

Computing Annuity Unit Values. The annuity unit value for each investment account is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4 percent assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the performance of the account is greater than a 4 percent net annual rate of return and decrease if the performance is less than a 4 percent net annual rate of return.

For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of

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the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of March 31. For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA-CREF Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly income change methods.

For the more detailed formula we use for determining annuity unit values, see the SAI.

THE VARIABLE INVESTMENT ACCOUNTS

THE UNDERLYING FUNDS

You may allocate any portion of the premium to the separate account, which currently has eight subaccounts, or variable investment accounts. These variable investment accounts invest in shares of the funds of the TIAA-CREF Life Funds. TIAA-CREF Life Funds is an open-end management investment company that was organized as a statutory trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of ten funds but may add other funds in the future.

Note that not all of the ten funds described in the attached prospectus for the TIAA-CREF Life Funds are available under your contract. When you consult the TIAA-CREF Life Funds prospectus, you should be careful to refer only to the information regarding the funds listed below.

The funds available under your contract are:

Active Equity Funds:

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

The Growth & Income Fund seeks a favorable long-term total return through both capital appreciation and investment income primarily from income-producing equity securities.

The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

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Index Funds:

The Stock Index Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Specialty Funds:

The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary.

The investment objectives, techniques and restrictions of the TIAA-CREF Life Funds, including the risks of investing in the funds, are described fully in their prospectus and SAI. A copy of that prospectus accompanies this prospectus. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 877 825-0411, or by accessing our internet website at www.tiaa-cref.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

TEMPORARY INVESTMENT IN THE GENERAL ACCOUNT

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the premium to the variable investment accounts, that portion of the premium will initially be applied to the TIAA-CREF Life general account until seven days plus the number of days in the free look period applicable in your state have passed from the issue date of your contract. At that time, the amount applied to the general account, plus any interest credited on the amount, will automatically be transferred to the variable investment accounts you have chosen, and the number of annuity units payable from each variable investment account will be determined as of that date. While this amount is held in the general account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%. Your first payment may not reflect participation in the variable investment accounts.

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THE CONTRACT CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each variable investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The contracts allow for total separate account charges (i.e., administrative expense and mortality and expense risk charges) at an annual rate of 1.20% of average daily net assets of each investment account. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60% of net assets annually. While TIAA-CREF Life reserves the right to increase the separate account charges at any time, we will provide at least three months’ notice before any raise.

Administrative Expense Charge. This charge is for administration and operations, such as allocating the premium and administering the contracts. The daily deduction is equal to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contracts. The current daily deduction is equal to 0.40% of net assets annually.

TIAA-CREF Life’s mortality risks come from its obligations under the contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity. TIAA-CREF Life assumes the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

TIAA-CREF Life’s expense risk is the possibility that TIAA-CREF Life’s actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn’t enough to cover TIAA-CREF Life’s costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, TIAA-CREF Life will profit. TIAA-CREF Life will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal distributor of the variable component of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Each investment account purchases shares of the corresponding fund at net asset value. Certain deductions and expenses of the TIAA-CREF Life Funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio

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accounting, custody, and similar services provided for a fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds.

Fund expenses are not fixed or specified under the terms of the contract and may change periodically. For more information on fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

No Deductions from Premium. The contracts do not provide for charges or other deductions from the premium.

Premium Taxes. Currently, residents of several states may be subject to premium taxes on their contract. We will deduct any charges for premium taxes from your premium before it’s applied to provide annuity payments. State premium taxes currently range from 1.00 percent to 3.50 percent of premium payments.

FEDERAL INCOME TAXES

The following discussion assumes the contracts qualify as annuity contracts for federal income tax purposes (see the SAI for more information). The following discussion is general in nature and is not intended as tax advice. It is based on our understanding of current federal income tax law, and is subject to change. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. For complete information on your personal tax situation, check with a qualified tax adviser.

NON-NATURAL PERSONS

If a non-natural person (e.g., a corporation or a trust) owns a Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

TAXATION OF ANNUITY PAYMENTS

Generally, the annuity payments from a nonqualified annuity contract include both a return of premium and interest or investment gain. Accordingly, only a portion of the annuity payments you receive will be includable in your gross income and subject to federal income tax and state income tax, where applicable. However, when the entire premium has been recovered or returned, the full amount of any additional annuity payments is includable in gross income.

Currently capital gains tax rates are not applicable to annuities.

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If, after the contract issue date, annuity payments stop because an annuitant died, any premium that has not been recovered is generally allowable as a deduction for your last taxable year.

Assigning, pledging, or exchanging a contract or designating an annuitant, payee, or other beneficiary who is not the owner may have adverse tax consequences including treatment as a distribution.

RECEIVING LUMP SUMS

The Internal Revenue Service currently takes the position that any lump-sum payment from an immediate annuity contract is fully taxable. The amount that is taxable is the excess of the amount distributed to you over the unrecovered investment in the contract. You should consult a tax adviser before taking a lump-sum payment from your contract. See “Receiving a Lump-sum Payment”.

The Internal Revenue Code (IRC) also provides that you may be subject to a penalty if you take a lump-sum payment from certain distributions from your contract. The amount of the penalty is equal to 10% of the amount that is includable in income. Some lump-sum payments will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1/2 ;

•	paid after an owner dies;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code); or

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with exceptions enumerated above. You should consult a tax advisor with regard to exceptions from the penalty tax.

TAXATION UPON DEATH

Amounts may be distributed from the contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as other lump-sum distributions; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the “investment in the contract” is not affected by the owner’s or annuitant’s death. That is, the “investment in the contract” remains generally the total premium payments, less amounts received, which were not includable in gross income.

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MEDICARE TAX

Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

POSSIBLE TAX CHANGES

Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

POSSIBLE CHARGE FOR TIAA-CREF LIFE’S TAXES

Currently we don’t charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes—see “Other Charges and Expenses”), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

The IRC provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for a nonqualified contract to be treated as an annuity contract. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the Statement of Additional Information.

OTHER TAX ISSUES

Federal Estate Taxes. While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump-sum payment payable to the

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designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-skipping transfer tax. Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Estate, Gift and Generation-Skipping Transfer Taxes in 2010. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which eliminated the estate tax (but not gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Annuity purchases by residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation

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varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

OTHER INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management

THE SEPARATE ACCOUNT

On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate investment account under New York law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. As part of TIAA-CREF Life, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains, or losses. Under New York law, we can’t charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

The separate account currently has eight subaccounts, or variable investment accounts, which invest in shares of the funds of the TIAA-CREF Life Funds.

THE FIXED ACCOUNT

This prospectus is designed to provide information mainly about the variable investment accounts. Following is a brief description of the fixed

26	Prospectus ■ Single Premium Immediate Annuities

account. Amounts allocated to the fixed account become part of the general account assets of TIAA-CREF Life, which support various insurance and annuity obligations. The general account includes all the assets of TIAA-CREF Life, except those in the separate account (i.e., the investment accounts) or in any other TIAA-CREF Life separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. For details about the fixed account, see your contract. Any amounts in the fixed account are subject to our financial strength and claims-paying ability.

DISTRIBUTING THE CONTRACTS

We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.

The contracts are offered by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (Services), subsidiaries of TIAA which are both registered with the SEC as broker-dealers and are members of Financial Industry Regulatory Authority. TPIS may also enter into selling agreements with third parties to distribute the contracts. TPIS is considered the “principal underwriter” for interests in the contract. Anyone distributing a contract must be a registered representative of either TPIS or Services or have entered into a selling agreement with TPIS. The main offices of TPIS and Services are at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid to TPIS or any other entity in connection with the distribution of the contracts.

LEGAL PROCEEDINGS

Neither the separate account, TIAA-CREF Life nor TPIS is involved in any legal action that we consider material to the separate account.

DELAY OF PAYMENTS

We may delay any payments from the separate account only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn’t a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners. In addition, transfers of accounts from and within the fixed and variable investment accounts may be deferred under these circumstances.

If a check has been submitted as the premium, we have the right to defer any payments until the check has been honored.

Single Premium Immediate Annuities ■ Prospectus	27

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds’ shareholders. The TIAA-CREF Life Funds do not plan to hold annual shareholder meetings. However, when shareholder meetings are held, you have the right to instruct us how to vote the shares supporting your contract. If we don’t receive timely instructions, we will vote your shares in the same proportion as the aggregate voting instructions received on all outstanding contracts. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. TIAA-CREF Life may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

The number of votes that a contractowner has the right to instruct are calculated separately for each variable investment account, and include fractional votes. The contractowner has a voting interest in each investment account from which variable annuity payments are made. The number of votes you have is calculated based on the amounts to be paid from each variable investment account to meet our future annuity obligations to you. As variable annuity payments are made to you, the number of votes you have diminishes.

ADDING AND CLOSING ACCOUNTS OR SUBSTITUTING FUNDS; ADDING OR DELETING CONTRACT OPTIONS OR INCOME METHODS

We can add new investment accounts in the future that would invest in other funds. We don’t guarantee that the separate account, any existing investment account or any investment account added in the future, will always be available. We reserve the right to add or close accounts, substitute one fund for another with the same or different fees and charges, combine accounts or investment portfolios, liquidate the investment accounts or add, delete or stop providing contracts for use with any investment account. We can also stop or start providing certain contract options or income options under either the annual or monthly income change methods from current or future investment accounts. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to any required NYID, SEC or state approval. The separate account can (1) operate under the 1940 Act as an investment company, or in any other form permitted by law, (2) deregister under the 1940 Act if registration is no longer required, or (3) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.

28	Prospectus ■ Single Premium Immediate Annuities

GENERAL MATTERS

FINANCIAL CONDITION OF TIAA-CREF LIFE

The benefits under your Contract are paid by us from our General Account assets and/or your Accumulation Value held in the Separate Account. It is important that you understand how your Contract works and how our ability to meet our obligations affects your Contract. Payment of your Contract benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for Accumulation Value allocated to the Investment Accounts. Your Accumulation Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Accumulation Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our general account. With very limited exceptions, all assets in the Separate Account attributable to your Accumulation Value and that of all other Contractowners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See “SEPARATE ACCOUNT.”

Assets in the General Account. Any guarantees under the Contract that exceed your Accumulation Value in the Separate Account, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value in the Separate Account are subject to our financial strength and claims- paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well, such as market value adjusted annuities, and we also pay our obligations under these products from the assets in our General Account. These General Account products are subject to our claims-paying ability. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the Contract would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements a specified amount of reserves in order to meet the contractual obligations to

Single Premium Immediate Annuities ■ Prospectus	29

pay the claims of our contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts required under state law to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective contractowners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our audited financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (“SAI”). For information on how to obtain a copy of the SAI, see the cover page of this Prospectus. [You will find on our website at www.tiaa-cref.org information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance policies and annuity contracts based on our financial strength and/or claims-paying ability.]

CONTACTING TIAA-CREF LIFE

All notices, forms, requests, or payments must be sent to TIAA-CREF Life’s home office at 730 Third Avenue, New York, New York 10017-3206 or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 877 825-0411.

CUSTOMER COMPLAINTS

Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 877 825-0411.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 877 825-0411, and we will send it to you.

30	Prospectus ■ Single Premium Immediate Annuities

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 825-0411, or write us.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

Single Premium Immediate Annuities ■ Prospectus	31

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-3	Calculating Annuity Unit Values

B-3	Tax Status of the Contracts

B-3	Statements and Reports

B-4	General Matters

B-4	State Regulation

B-4	Legal Matters

B-4	Experts

B-5	Additional Information

B-5	Financial Statements

B-	Index to Financial Statements

32	Prospectus ■ Single Premium Immediate Annuities

[This page intentionally left blank.]

Single Premium Immediate Annuities ■ Prospectus	33

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account. The table shows per accumulation unit data and total returns for the Growth Equity, Growth & Income, International Equity, Large-Cap Value, Small-Cap Equity, Stock Index, Social Choice Equity, and Real Estate Securities variable investment accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

34	Prospectus ■ Single Premium Immediate Annuities

CONDENSED FINANCIAL INFORMATION

continued

	Growth Equity Investment Sub-Account
	For the Years Ended December 31,																		For the Period ended March 1, 2000 (commencement of operations) to Dec. 2000(a)
	2009		2008		2007		2006		2005		2004		2003		2002		2001
ACCUMULATION UNIT VALUE:
Beginning of period	$10.78		$18.30		$15.12		$14.41		$13.75		$13.00		$10.18		$14.59		$18.98		$25.00
End of period	$14.52		$10.78		$18.30		$15.12		$14.41		$13.75		$13.00		$10.18		$14.59		$18.98

TOTAL RETURN(f)	34.66%		(41.05)%		21.03%		4.98%		4.80%		5.75%		27.71%		(30.22)%		(23.12)%		(24.09)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.47%		0.30%		0.30%		0.25%
Investment income (loss)	0.93	%(d)	0.87	%(d)	0.82	%(d)	0.76	%(c)	0.65	%(c)	0.89	%(c)	1.27	%(c)	0.60	%(c)	0.38	%(c)	0.07	%(c)
Thousands of Accumulation Units outstanding at end of period	1,609		1,554		1,683		1,513		1,733		1,848		2,119		1,950		1,587		1,018
Net assets at end of period (in thousands)	$24,282		$17,451		$31,942		$23,582		$25,602		$26,002		$27,938		$19,979		$23,151		$19,327
(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

(c)	Prior to 2007, Investment Income included capital gains distributions.

(d)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(e)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(f)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual total returns are not within the ranges presented.

Single Premium Immediate Annuities ■ Prospectus	35

CONDENSED FINANCIAL INFORMATION

continued

	Growth & Income Investment Sub-Account
	For the Years Ended December 31,																		For the Period ended March 1, 2000 (commencement of operations) to Dec. 2000(a)
	2009		2008		2007		2006		2005		2004		2003		2002		2001
ACCUMULATION UNIT VALUE:
Beginning of period	$20.13		$31.05		$26.31		$22.66		$21.39		$19.57		$15.55		$20.52		$23.69		$25.00
End of period	$25.56		$20.13		$31.05		$26.31		$22.66		$21.39		$19.57		$15.55		$20.52		$23.69

TOTAL RETURN(f)	27.00%		(35.16)%		18.02%		16.15%		5.93%		9.28%		25.81%		(24.20)%		(13.39)%		(5.23)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.47%		0.30%		0.30%		0.25%
Investment income	1.74	%(d)	1.70	%(d)	1.54	%(d)	1.59	%(c)	1.35	%(c)	1.62	%(c)	2.04	%(c)	1.27	%(c)	1.22	%(c)	1.88	%(c)
Thousands of Accumulation Units outstanding at end of period	1,406		1,506		1,634		1,485		1,553		1,639		1,653		1,278		1,017		521
Net assets at end of period (in thousands)	$37,317		$31,512		$52,889		$40,516		$36,489		$35,832		$32,820		$20,075		$20,869		$12,353

36	Prospectus ■ Single Premium Immediate Annuities

CONDENSED FINANCIAL INFORMATION

continued

	International Equity Investment Sub-Account
	For the Years Ended December 31,																		For the Period ended March 1, 2000 (commencement of operations) to Dec. 2000(a)
	2009		2008		2007		2006		2005		2004		2003		2002		2001
ACCUMULATION UNIT VALUE:
Beginning of period	$15.88		$31.95		$26.94		$20.85		$18.24		$15.59		$11.10		$13.01		$17.13		$25.00
End of period	$20.80		$15.88		$31.95		$26.94		$20.85		$18.24		$15.59		$11.10		$13.01		$17.13

TOTAL RETURN(f)	30.96%		(50.29)%		18.60%		29.17%		14.32%		17.01%		40.41%		(14.68)%		(24.04)%		(31.48)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.47%		0.30%		0.30%		0.25%
Investment income	3.77	%(d)	0.04	%(d)	2.03	%(d)	1.78	%(c)	1.81	%(c)	2.17	%(c)	2.36	%(c)	2.64	%(c)	1.47	%(c)	1.49	%(c)
Thousands of Accumulation Units outstanding at end of period	1,822		1,966		2,569		2,203		1,840		1,572		1,290		1,013		669		436
Net assets at end of period (in thousands)	$38,962		$32,107		$83,930		$60,301		$39,020		$29,078		$20,361		$11,290		$8,703		$7,470

Single Premium Immediate Annuities ■ Prospectus	37

CONDENSED FINANCIAL INFORMATION

continued

	Large-Cap Value Investment Sub-Account
	For the Years Ended December 31,														For the Period September 4, 2002 (commencement of operations) to Dec. 31, 2002(a)
	2009		2008		2007		2006		2005		2004		2003
ACCUMULATION UNIT VALUE:
Beginning of period	$29.63		$50.28		$50.12		$41.47		$39.76		$33.13		$24.98		$25.00
Ending of period	$38.71		$29.63		$50.28		$50.12		$41.47		$39.76		$33.13		$24.98

TOTAL RETURN(f)	30.68%		(41.07)%		0.31%		20.85%		4.31%		20.03%		32.62%		(0.09)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.55%		0.10%
Investment income	1.96	%(d)	1.49	%(d)	1.90	%(d)	9.24	%(c)	8.18	%(c)	19.92	%(c)	13.19	%(c)	0.92	%(c)
Thousands of Accumulation Units outstanding at end of period	383		384		491		503		443		406		194		7
Net assets at end of period (in thousands)	$15,557		$11,969		$25,979		$25,759		$18,800		$16,615		$6,581		$173

38	Prospectus ■ Single Premium Immediate Annuities

CONDENSED FINANCIAL INFORMATION

continued

	Small-Cap Equity Investment Sub-Account
	For the Years Ended December 31,													For the Period September 4, 2002 (commencement of operations) to Dec. 31, 2002(a)
	2009		2008		2007	2006		2005		2004		2003
ACCUMULATION UNIT VALUE:
Beginning of period	$33.53		$49.89		$53.17	$45.39		$43.67		$36.67		$24.73		$25.00
Ending of period	$42.57		$33.53		$49.89	$53.17		$45.39		$43.67		$36.67		$24.73

TOTAL RETURN(f)	26.99%		(32.79)%		(6.17)%	17.13%		3.94%		19.11%		48.26%		(1.08)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%	0.60%		0.60%		0.60%		0.57%		0.10%
Investment income	1.39	%(d)	1.51	%(d)	1.38 (d)	9.56	%(c)	14.65	%(c)	17.94	%(c)	29.18	%(c)	0.95	%(c)
Thousands of Accumulation Units outstanding at end of period	277		309		333	409		388		415		328		10
Net assets at end of period (in thousands)	$12,166		$10,653		$17,330	$22,291		$18,045		$18,452		$12,208		$241

Single Premium Immediate Annuities ■ Prospectus	39

CONDENSED FINANCIAL INFORMATION

continued

	Stock Index Investment Sub-Account
	For the Years Ended December 31,
	2009		2008		2007		2006		2005		2004		2003		2002		2001		2000
ACCUMULATION UNIT VALUE:
Beginning of period	$23.12		$36.95		$35.35		$30.76		$29.18		$26.24		$20.14		$25.70		$29.12		$31.55
End of period	$29.50		$23.12		$36.95		$35.35		$30.76		$29.18		$26.24		$20.14		$25.70		$29.12

TOTAL RETURN(f)	27.59%		(37.44)%		4.53%		14.92%		5.41%		11.22%		30.26%		(21.64)%		(11.72)%		(7.72)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.47%		0.30%		0.30%		0.30%
Investment income	2.01	%(d)	1.84	%(d)	1.80	%(d)	2.66	%(c)	1.69	%(c)	1.86	%(c)	4.01	%(c)	1.84	%(c)	1.03	%(c)	1.28	%(c)
Thousands of Accumulation Units outstanding at end of period	3,518		3,672		3,915		4,056		4,303		4,449		4,397		3,363		2,667		2,062
Net assets at end of period (in thousands)	$107,829		$88,233		$150,569		$147,889		$136,162		$132,964		$117,326		$68,585		$68,574		$60,021

40	Prospectus ■ Single Premium Immediate Annuities

CONDENSED FINANCIAL INFORMATION

continued

	Social Choice Equity Investment Sub-Account
	For the Years Ended December 31,																		For the Period ended March 1, 2000 (commencement of operations) to Dec. 2000(a)
	2009		2008		2007		2006		2005		2004		2003		2002		2001
ACCUMULATION UNIT VALUE:
Beginning of period	$19.28		$30.34		$29.28		$25.70		$24.13		$21.60		$16.69		$21.11		$24.29		$25.00
End of period	$25.40		$19.28		$30.34		$29.28		$25.70		$24.13		$21.60		$16.69		$21.11		$24.29

TOTAL RETURN(f)	31.73%		(36.45)%		3.62%		13.95%		6.47%		11.71%		29.44%		(20.92)%		(13.11)%		(2.84)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.48%		0.30%		0.30%		0.25%
Investment income	2.22	%(d)	1.35	%(d)	1.79	%(d)	2.25	%(c)	1.61	%(c)	1.88	%(c)	2.18	%(c)	1.81	%(c)	1.47	%(c)	2.11	%(c)
Thousands of Accumulation Units outstanding at end of period	521		555		594		619		682		639		586		352		196		69
Net assets at end of period (in thousands)	$13,691		$11,103		$18,828		$18,655		$17,928		$15,490		$12,696		$5,875		$4,141		$1,676

Single Premium Immediate Annuities ■ Prospectus	41

CONDENSED FINANCIAL INFORMATION

concluded

	Real Estate Securities Investment Sub-Account
	For the Years Ended December 31,														For the Period September 4, 2002 (commencement of operations) to Dec. 31, 2002(a)
	2009		2008		2007		2006		2005		2004		2003
ACCUMULATION UNIT VALUE:
Beginning of period	$33.17		$54.07		$64.84		$48.67		$45.67		$34.55		$24.81		$25.00
Ending of period	$41.25		$33.17		$54.07		$64.84		$48.67		$45.67		$34.55		$24.81

TOTAL RETURN(f)	24.36%		(38.64)%		(16.61)%		33.24%		6.56%		32.18%		39.24%		(0.74)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.55%		0.10%
Investment income	4.13	%(d)	4.26	%(d)	2.76	%(d)	10.27	%(c)	15.47	%(c)	22.68	%(c)	3.42	%(c)	2.98	%(c)
Thousands of Accumulation Units outstanding at end of period	341		376		453		681		611		613		403		14
Net assets at end of period (in thousands)	$14,857		$13,218		$26,024		$45,401		$30,623		$28,643		$14,151		$347

42	Prospectus ■ Single Premium Immediate Annuities

STATEMENT OF ADDITIONAL INFORMATION

SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACTS

Funded through

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

and

TIAA-CREF LIFE INSURANCE COMPANY

MAY 1, 2010

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2010 (the “Prospectus”), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 877 825-0411. Terms used in the Prospectus are incorporated into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

B-2	Calculating Annuity Unit Values
B-2	Tax Status of the Contract
B-3	Statements and Reports
B-3	General Matters
B-3	State Regulation

B-3	Legal Matters
B-3	Experts
B-4	Additional Information
B-4	Financial Statements
B-5	Index to Financial Statements

CALCULATING ANNUITY UNIT VALUES

Separate annuity unit values are maintained for annuity units payable from each investment account under each income change method. The values are calculated as of each valuation day. Annuity unit values for an income change method are determined by multiplying each account’s annuity unit value at the end of the previous valuation day by that account’s net investment factor for the valuation period, and dividing the result by the value of $1.00 accumulated with interest over the valuation period at an effective annual rate of 4%. The resulting value is then adjusted to reflect that annuity income amounts are redetermined only on the payment valuation date for that income change method. The purpose of the adjustment is to equitably apportion assets of each account among those who receive annuity income for the entire period between two payment valuation dates for an income change method, and those who start or stop receiving annuity income under that income change method between the two dates.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day. An investment account’s gross investment factor equals A divided by B, as follows:

A equals	i.	the net asset value of the shares in the fund(s) held by the account as of the end of the valuation day, excluding the net effect of contractholders’ transactions (i.e., premiums received, benefits paid, and transfers to and from the account) made during that day; plus
	ii.	investment income and capital gains distributed to the account; less
	iii.	any amount paid and/or reserved for tax liability resulting from the operation of the account since the previous valuation day.
B equals		the value of the shares in the fund(s) held by the account as of the end of the prior valuation day, including the net effect of contractowners’ transactions made during the prior valuation day.

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a non-qualified contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you’d have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets.

Required Distributions. All payments upon the death of a contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death. However, if your beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, as defined in the Code. If your spouse (as defined under Federal law) is the sole beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of your death. If the owner is not a natural person, the death of the annuitant is treated as the death of the owner for these distribution requirements.

The contract is designed to comply with section 72(s). TIAA-CREF Life will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

B-2	Statement of Additional Information ■ Single Premium Immediate Annuities

STATEMENTS AND REPORTS

You will receive a confirmation statement when you remit your premium, or make a “transfer” to or from the separate account or among the variable investment accounts. The statement will show the date and amount of each transaction.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

GENERAL MATTERS

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

FINANCIAL SUPPORT AGREEMENT

The contracts are issued by TIAA-CREF Life. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA).

TIAA-CREF Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any contract owner of TIAA-CREF Life with recourse to TIAA.

MANAGEMENT RELATED SERVICE CONTRACTS

We have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the

Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the separate account. TIAA-CREF Life, on behalf of the separate account, has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the separate account.

STATE REGULATION

TIAA-CREF Life and the separate account are subject to regulation by the State of New York Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of other states and jurisdictions. TIAA-CREF Life and the separate account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life’s right to issue the contracts, have been passed upon by Meredith Kornreich General Counsel of TIAA-CREF Life.

EXPERTS

The statements of assets and liabilities of TIAA-CREF Life Separate Account VA-1 as of December 31, 2009, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of TIAA CREF Life as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, included in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The audited Teachers Insurance and Annuity Association of America’s Statutory-Basis Financial Statements as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, included in this prospectus, have been so included in reliance on the report of PwC, independent auditors, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PwC is 300 Madison Avenue, New York, NY 10017-6204.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-3

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

FINANCIAL STATEMENTS

Audited financial statements of the separate account and TIAA-CREF Life, and Teachers Insurance and Annuity Association of America (TIAA) follow.

TIAA-CREF Life’s financial statements should be considered only as bearing upon TIAA-CREF Life’s ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA-CREF Life. They should not be considered as bearing on the ability of TIAA-CREF Life’s ability to meet its obligations under the Contracts nor on the investment performance of the assets held in the Separate Account.

B-4	Statement of Additional Information ■ Single Premium Immediate Annuities

INDEX TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 Audited Financial Statements For the Fiscal Year Ended December 31, 2009:
B-6	Report of Independent Registered Public Accounting Firm
B-7	Statements of Assets and Liabilities
B-7	Statements of Operations
B-17	Statements of Changes in Net Assets
B-41	Notes to Financial Statements

Single Premium Immediate Annuities ■ Statement of Additional Information	B-5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners of TIAA-CREF Life Separate Account VA-1 and

the Board of Directors of TIAA-CREF Life Insurance Company:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of TIAA-CREF Life Separate Account VA-1 at December 31, 2009, the results of each of their operations for the year then ended and the changes in their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the TIAA-CREF Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of fund shares at December 31, 2009 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 22, 2010

B-6	Statement of Additional Information ■ Single Premium Immediate Annuities

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1   ■   DECEMBER 31, 2009

	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account	TIAA-CREF Life Large-Cap Value Sub-Account

ASSETS
Investments, at cost	$52,301,321	$32,111,843	$49,947,755	$95,086,454	$39,881,257
Shares held in corresponding Funds	2,134,615	2,424,727	2,209,740	4,709,611	1,425,010
Investments, at value	$51,508,252	$34,382,624	$51,420,660	$68,666,128	$32,931,977
Total assets	51,508,252	34,382,624	51,420,660	68,666,128	32,931,977

NET ASSETS
Accumulation fund	$51,508,252	$33,464,657	$50,038,018	$67,610,807	$32,207,841
Annuity fund	—	917,967	1,382,642	1,055,321	724,136

Net assets	$51,508,252	$34,382,624	$51,420,660	$68,666,128	$32,931,977

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1   ■   FOR THE YEAR ENDED DECEMBER 31, 2009

	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account	TIAA-CREF Life Large-Cap Value Sub-Account

INVESTMENT INCOME
Dividends	$1,977,872	$262,900	$787,209	$2,137,434	$534,228

EXPENSE
Administrative expenses	74,324	52,997	88,054	103,917	52,249
Mortality and expense risk charges	146,877	106,210	175,667	206,877	103,776
Total expenses	221,201	159,207	263,721	310,794	156,025
Net investment income (loss)	1,756,671	103,693	523,488	1,826,640	378,203

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(29,650)	(1,742,789)	98,967	(8,006,784)	(6,025,052)
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(29,650)	(1,742,789)	98,967	(8,006,784)	(6,025,052)
Net change in unrealized appreciation (depreciation) on investments	1,021,871	10,025,005	10,256,921	21,486,114	13,107,148
Net realized and unrealized gain (loss) on investments	992,221	8,282,216	10,355,888	13,479,330	7,082,096
Net increase (decrease) in net assets resulting from operations	$2,748,892	$8,385,909	$10,879,376	$15,305,970	$7,460,299

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-7

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1   ■   DECEMBER 31, 2009

	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account	TIAA-CREF Life Stock Index Sub-Account

ASSETS
Investments, at cost	$68,467,147	$39,852,881	$26,633,930	$20,868,167	$147,656,974
Shares held in corresponding Funds	68,467,147	1,487,441	1,007,841	898,964	6,020,879
Investments, at value	$68,467,147	$27,413,531	$22,877,989	$19,768,219	$147,270,705
Total assets	68,467,147	27,413,531	22,877,989	19,768,219	147,270,705

NET ASSETS
Accumulation fund	$68,467,147	$26,616,503	$22,520,449	$19,302,896	$143,213,435
Annuity fund	—	797,028	357,540	465,323	4,057,270

Net assets	$68,467,147	$27,413,531	$22,877,989	$19,768,219	$147,270,705

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1   ■   FOR THE YEAR ENDED DECEMBER 31, 2009

	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account	TIAA-CREF Life Stock Index Sub-Account

INVESTMENT INCOME
Dividends	$550,970	$888,589	$275,947	$364,164	$2,513,384

EXPENSE
Administrative expenses	166,713	40,503	38,263	32,296	235,524
Mortality and expense risk charges	334,130	81,079	76,483	64,566	468,707
Total expenses	500,843	121,582	114,746	96,862	704,231
Net investment income (loss)	50,127	767,007	161,201	267,302	1,809,153

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	—	(7,649,824)	(3,283,862)	(454,602)	(2,805,383)
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	—	(7,649,824)	(3,283,862)	(454,602)	(2,805,383)
Net change in unrealized appreciation (depreciation) on investments	—	11,960,408	7,868,853	4,850,005	32,729,993
Net realized and unrealized gain (loss) on investments	—	4,310,584	4,584,991	4,395,403	29,924,610
Net increase (decrease) in net assets resulting from operations	$50,127	$5,077,591	$4,746,192	$4,662,705	$31,733,763

B-8	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Calamos Growth & Income Portfolio Sub-Account	Credit Suisse Trust Commodity Return Strategy Portfolio Sub-Account	Credit Suisse Trust International Equity Flex III Portfolio Sub-Account	Credit Suisse Trust U.S. Equity Flex I Portfolio Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account

ASSETS
Investments, at cost	$1,497,458	$1,487,814	$238,704	$244,280	$3,252,450
Shares held in corresponding Funds	136,461	192,261	41,181	21,349	323,167
Investments, at value	$1,731,695	$1,472,718	$241,323	$266,223	$3,548,379
Total assets	1,731,695	1,472,718	241,323	266,223	3,548,379

NET ASSETS
Accumulation fund	$1,731,695	$1,472,718	$241,323	$266,223	$3,548,379
Annuity fund	—	—	—	—	—

Net assets	$1,731,695	$1,472,718	$241,323	$266,223	$3,548,379

	Calamos Growth & Income Portfolio Sub-Account	Credit Suisse Trust Commodity Return Strategy Portfolio Sub-Account	Credit Suisse Trust International Equity Flex III Portfolio Sub-Account	Credit Suisse Trust U.S. Equity Flex I Portfolio Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account

INVESTMENT INCOME
Dividends	$27,483	$143,970	$—	$2,608	$91,907

EXPENSE
Administrative expenses	1,634	962	18	127	2,758
Mortality and expense risk charges	2,293	1,775	35	208	4,354
Total expenses	3,927	2,737	53	335	7,112
Net investment income (loss)	23,556	141,233	(53)	2,273	84,795

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	36,132	(111,747)	539	(29,515)	27,884
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	36,132	(111,747)	539	(29,515)	27,884
Net change in unrealized appreciation (depreciation) on investments	270,755	149,398	2,618	46,295	342,879
Net realized and unrealized gain (loss) on investments	306,887	37,651	3,157	16,780	370,763
Net increase (decrease) in net assets resulting from operations	$330,443	$178,884	$3,104	$19,053	$455,558

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-9

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1   ■   DECEMBER 31, 2009

	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	Franklin Income Securities Fund— Class 1 Sub-Account	Franklin Small- Mid Cap Growth Securities Fund— Class 1 Sub-Account	Mutual Shares Securities Fund— Class 1 Sub-Account

ASSETS
Investments, at cost	$2,038,869	$604,094	$1,627,623	$409,084	$693,190
Shares held in corresponding Funds	255,827	30,691	121,662	28,070	47,786
Investments, at value	$2,537,802	$746,102	$1,755,575	$487,290	$704,849
Total assets	2,537,802	746,102	1,755,575	487,290	704,849

NET ASSETS
Accumulation fund	$2,537,802	$746,102	$1,755,575	$487,290	$704,849
Annuity fund	—	—	—	—	—

Net assets	$2,537,802	$746,102	$1,755,575	$487,290	$704,849

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1   ■   FOR THE YEAR ENDED DECEMBER 31, 2009

	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	Franklin Income Securities Fund— Class 1 Sub-Account	Franklin Small- Mid Cap Growth Securities Fund— Class 1 Sub-Account	Mutual Shares Securities Fund— Class 1 Sub-Account

INVESTMENT INCOME
Dividends	$42,953	$4,360	$66,313	$—	$9,738

EXPENSE
Administrative expenses	1,632	529	1,555	481	716
Mortality and expense risk charges	2,748	996	2,061	857	1,008
Total expenses	4,380	1,525	3,616	1,338	1,724
Net investment income (loss)	38,573	2,835	62,697	(1,338)	8,014

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	4,800	(17,530)	(26,406)	(15,004)	(39,202)
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	4,800	(17,530)	(26,406)	(15,004)	(39,202)
Net change in unrealized appreciation (depreciation) on investments	531,740	171,593	261,502	131,942	137,406
Net realized and unrealized gain (loss) on investments	536,540	154,063	235,096	116,938	98,204
Net increase (decrease) in net assets resulting from operations	$575,113	$156,898	$297,793	$115,600	$106,218

B-10	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	Janus Aspen Forty Portfolio—Institutional Shares Sub-Account	Janus Aspen Overseas Portfolio—Institutional Shares Sub-Account	Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares Sub-Account	Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares Sub-Account

ASSETS
Investments, at cost	$1,868,470	$1,334,941	$2,453,965	$2,830,361	$42,960
Shares held in corresponding Funds	243,010	44,042	60,878	243,302	4,808
Investments, at value	$2,398,505	$1,479,799	$2,793,709	$3,369,739	$46,155
Total assets	2,398,505	1,479,799	2,793,709	3,369,739	46,155

NET ASSETS
Accumulation fund	$2,398,505	$1,479,799	$2,793,709	$3,369,739	$46,155
Annuity fund	—	—	—	—	—

Net assets	$2,398,505	$1,479,799	$2,793,709	$3,369,739	$46,155

	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	Janus Aspen Forty Portfolio—Institutional Shares Sub-Account	Janus Aspen Overseas Portfolio—Institutional Shares Sub-Account	Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares Sub-Account	Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares Sub-Account

INVESTMENT INCOME
Dividends	$45,668	$473	$8,937	$14,303	$439

EXPENSE
Administrative expenses	1,420	1,409	1,618	2,258	34
Mortality and expense risk charges	2,668	2,655	3,136	3,871	88
Total expenses	4,088	4,064	4,754	6,129	122
Net investment income (loss)	41,580	(3,591)	4,183	8,174	317

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	137,375	198,759	222,867	(45,649)	(906)
Capital gain distributions	3,922	—	35,831	46,118	—
Net realized gain (loss)	141,297	198,759	258,698	469	(906)
Net change in unrealized appreciation (depreciation) on investments	565,071	246,111	478,940	640,440	8,459
Net realized and unrealized gain (loss) on investments	706,368	444,870	737,638	640,909	7,553
Net increase (decrease) in net assets resulting from operations	$747,948	$441,279	$741,821	$649,083	$7,870

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-11

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1   ■   DECEMBER 31, 2009

	Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account	Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account	Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Global Equity Series— Initial Class Sub-Account

ASSETS
Investments, at cost	$198,761	$2,108,562	$127,189	$153,776	$512,430
Shares held in corresponding Funds	16,614	331,796	10,875	7,753	51,031
Investments, at value	$217,306	$2,488,467	$134,303	$166,154	$614,412
Total assets	217,306	2,488,467	134,303	166,154	614,412

NET ASSETS
Accumulation fund	$217,306	$2,488,467	$134,303	$166,154	$614,412
Annuity fund	—	—	—	—	—

Net assets	$217,306	$2,488,467	$134,303	$166,154	$614,412

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1   ■   FOR THE YEAR ENDED DECEMBER 31, 2009

	Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account	Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account	Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Global Equity Series— Initial Class Sub-Account

INVESTMENT INCOME
Dividends	$—	$210,043	$—	$230	$8,081

EXPENSE
Administrative expenses	95	2,087	98	77	561
Mortality and expense risk charges	205	3,139	181	191	961
Total expenses	300	5,226	279	268	1,522
Net investment income (loss)	(300)	204,817	(279)	(38)	6,559

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	4,065	66,733	14,574	(15,621)	(11,583)
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	4,065	66,733	14,574	(15,621)	(11,583)
Net change in unrealized appreciation (depreciation) on investments	20,976	465,438	15,023	37,767	132,901
Net realized and unrealized gain (loss) on investments	25,041	532,171	29,597	22,146	121,318
Net increase (decrease) in net assets resulting from operations	$24,741	$736,988	$29,318	$22,108	$127,877

B-12	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	MFS Investors Growth Stock Series—Initial Class Sub-Account	MFS Utilities Series—Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Partners Portfolio—I Class Sub-Account	Neuberger Berman Advisers Management Trust Regency Portfolio—I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account

ASSETS
Investments, at cost	$353,131	$419,661	$776,546	$195,132	$1,467,122
Shares held in corresponding Funds	39,014	20,363	72,069	18,239	139,431
Investments, at value	$383,505	$466,716	$706,995	$223,613	$1,464,024
Total assets	383,505	466,716	706,995	223,613	1,464,024

NET ASSETS
Accumulation fund	$383,505	$466,716	$706,995	$223,613	$1,464,024
Annuity fund	—	—	—	—	—

Net assets	$383,505	$466,716	$706,995	$223,613	$1,464,024

	MFS Investors Growth Stock Series—Initial Class Sub-Account	MFS Utilities Series—Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Partners Portfolio—I Class Sub-Account	Neuberger Berman Advisers Management Trust Regency Portfolio—I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account

INVESTMENT INCOME
Dividends	$1,926	$6,743	$48,796	$3,252	$67,645

EXPENSE
Administrative expenses	459	224	382	196	627
Mortality and expense risk charges	669	520	761	305	1,396
Total expenses	1,128	744	1,143	501	2,023
Net investment income (loss)	798	5,999	47,653	2,751	65,622

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(15,215)	(11,149)	(6,836)	14,629	16,082
Capital gain distributions	—	—	—	2,744	—
Net realized gain (loss)	(15,215)	(11,149)	(6,836)	17,373	16,082
Net change in unrealized appreciation (depreciation) on investments	106,581	58,399	106,182	32,588	11,158
Net realized and unrealized gain (loss) on investments	91,366	47,250	99,346	49,961	27,240
Net increase (decrease) in net assets resulting from operations	$92,164	$53,249	$146,999	$52,712	$92,862

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-13

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1   ■   DECEMBER 31, 2009

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account Sub-Account	PVC MidCap Blend Account— Class 1 Sub-Account	Jennison 20/20 Focus Portfolio— Class II Sub-Account

ASSETS
Investments, at cost	$2,519,317	$11,853,225	$2,398,585	$661,379	$1,779,461
Shares held in corresponding Funds	195,807	960,259	196,659	21,891	142,555
Investments, at value	$2,490,661	$11,945,618	$2,586,065	$684,106	$2,032,835
Total assets	2,490,661	11,945,618	2,586,065	684,106	2,032,835

NET ASSETS
Accumulation fund	$2,490,661	$11,945,618	$2,586,065	$684,106	$2,032,835
Annuity fund	—	—	—	—	—

Net assets	$2,490,661	$11,945,618	$2,586,065	$684,106	$2,032,835

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1   ■   FOR THE YEAR ENDED DECEMBER 31, 2009

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account Sub-Account	PVC MidCap Blend Account— Class 1 Sub-Account	Jennison 20/20 Focus Portfolio— Class II Sub-Account

INVESTMENT INCOME
Dividends	$49,848	$163,038	$66,098	$—	$26

EXPENSE
Administrative expenses	1,851	6,671	1,219	135	1,022
Mortality and expense risk charges	3,867	11,807	2,547	253	2,170
Total expenses	5,718	18,478	3,766	388	3,192
Net investment income (loss)	44,130	144,560	62,332	(388)	(3,166)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(9,623)	(34,239)	5,859	367	96,160
Capital gain distributions	195,558	412,950	—	—	—
Net realized gain (loss)	185,935	378,711	5,859	367	96,160
Net change in unrealized appreciation (depreciation) on investments	(1,223)	208,869	214,064	22,727	299,747
Net realized and unrealized gain (loss) on investments	184,712	587,580	219,923	23,094	395,907
Net increase (decrease) in net assets resulting from operations	$228,842	$732,140	$282,255	$22,706	$392,741

B-14	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Natural Resources Portfolio—Class II Sub-Account	Value Portfolio— Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	Wanger International Sub-Account

ASSETS
Investments, at cost	$1,531,172	$1,732,506	$458,249	$1,327,730	$617,024
Shares held in corresponding Funds	47,621	132,423	63,533	174,518	25,205
Investments, at value	$1,756,246	$2,007,529	$605,469	$1,514,816	$748,099
Total assets	1,756,246	2,007,529	605,469	1,514,816	748,099

NET ASSETS
Accumulation fund	$1,756,246	$2,007,529	$605,469	$1,514,816	$748,099
Annuity fund	—	—	—	—	—

Net assets	$1,756,246	$2,007,529	$605,469	$1,514,816	$748,099

	Natural Resources Portfolio—Class II Sub-Account	Value Portfolio— Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	Wanger International Sub-Account

INVESTMENT INCOME
Dividends	$2,090	$10,574	$—	$—	$14,231

EXPENSE
Administrative expenses	1,115	993	419	937	528
Mortality and expense risk charges	2,095	1,927	762	1,863	1,029
Total expenses	3,210	2,920	1,181	2,800	1,557
Net investment income (loss)	(1,120)	7,654	(1,181)	(2,800)	12,674

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	5,760	14,113	(29,184)	(9,890)	52,997
Capital gain distributions	87,254	—	—	—	—
Net realized gain (loss)	93,014	14,113	(29,184)	(9,890)	52,997
Net change in unrealized appreciation (depreciation) on investments	301,852	288,149	234,536	246,675	144,811
Net realized and unrealized gain (loss) on investments	394,866	302,262	205,352	236,785	197,808
Net increase (decrease) in net assets resulting from operations	$393,746	$309,916	$204,171	$233,985	$210,482

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-15

STATEMENTS OF ASSETS AND LIABILITIES

concluded

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1   ■   DECEMBER 31, 2009

	Wanger Select Sub-Account	Wanger USA Sub-Account

ASSETS
Investments, at cost	$998,522	$298,306
Shares held in corresponding Funds	46,775	15,661
Investments, at value	$1,078,165	$429,893
Total assets	1,078,165	429,893

NET ASSETS
Accumulation fund	$1,078,165	$429,893
Annuity fund	—	—

Net assets	$1,078,165	$429,893

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1   ■   FOR THE YEAR ENDED DECEMBER 31, 2009

	Wanger Select Sub-Account	Wanger USA Sub-Account

INVESTMENT INCOME
Dividends	$—	$—

EXPENSE
Administrative expenses	388	309
Mortality and expense risk charges	701	501
Total expenses	1,089	810
Net investment income (loss)	(1,089)	(810)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	62,052	(11,655)
Capital gain distributions	—	—
Net realized gain (loss)	62,052	(11,655)
Net change in unrealized appreciation (depreciation) on investments	102,922	145,692
Net realized and unrealized gain (loss) on investments	164,974	134,037
Net increase (decrease) in net assets resulting from operations	$163,885	$133,227

B-16	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	TIAA-CREF Life Bond Sub-Account		TIAA-CREF Life Growth Equity Sub-Account
	For the period ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$1,756,671	$1,491,092	$103,693	$93,548
Net realized gain (loss)	(29,650)	(193,682)	(1,742,789)	685,779
Net change in unrealized appreciation (depreciation) on investments	1,021,871	(1,408,121)	10,025,005	(17,151,415)
Net increase (decrease) in net assets resulting from operations	2,748,892	(110,711)	8,385,909	(16,372,088)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	4,775,303	4,112,599	2,188,890	1,971,898
Net contractowner transfers (to) from fixed account	13,824,625	5,407,436	1,793,972	(1,171,046)
Annuity payments	—	—	(209,997)	(142,859)
Withdrawals and death benefits (b)	(2,381,503)	(4,335,766)	(1,037,067)	(1,760,672)
Net increase (decrease) in net assets resulting from contractowner transactions	16,218,425	5,184,269	2,735,798	(1,102,679)
Net increase (decrease) in net assets	18,967,317	5,073,558	11,121,707	(17,474,767)

NET ASSETS
Beginning of year	32,540,935	27,467,377	23,260,917	40,735,684
End of year	$51,508,252	$32,540,935	$34,382,624	$23,260,917

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	1,126,648	948,898	2,092,623	2,162,708
Units purchased	244,125	151,637	200,637	145,785
Units sold/transferred	297,337	26,113	10,258	(215,870)
End of year	1,668,110	1,126,648	2,303,518	2,092,623

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-17

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	TIAA-CREF Life Growth & Income Sub-Account		TIAA-CREF Life International Equity Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$523,488	$648,147	$1,826,640	$(474,733)
Net realized gain (loss)	98,967	2,783,322	(8,006,784)	(133,606)
Net change in unrealized appreciation (depreciation) on investments	10,256,921	(26,681,770)	21,486,114	(55,515,880)
Net increase (decrease) in net assets resulting from operations	10,879,376	(23,250,301)	15,305,970	(56,124,219)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	868,473	3,695,117	2,158,685	3,904,388
Net contractowner transfers (to) from fixed account	(428,436)	(2,425,747)	4,783,488	(14,462,625)
Annuity payments	(570,744)	(283,561)	(514,034)	(310,514)
Withdrawals and death benefits (b)	(1,841,098)	(3,415,686)	(2,477,751)	(6,807,333)
Net increase (decrease) in net assets resulting from contractowner transactions	(1,971,805)	(2,429,877)	3,950,388	(17,676,084)
Net increase (decrease) in net assets	8,907,571	(25,680,178)	19,256,358	(73,800,303)

NET ASSETS
Beginning of year	42,513,089	68,193,267	49,409,770	123,210,073
End of year	$51,420,660	$42,513,089	$68,666,128	$49,409,770

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	2,052,411	2,126,358	3,055,765	3,797,289
Units purchased	64,867	144,270	159,824	178,145
Units sold/transferred	(159,780)	(218,217)	32,539	(919,669)
End of year	1,957,498	2,052,411	3,248,128	3,055,765

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-18	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Large-Cap Value Sub-Account		TIAA-CREF Life Money Market Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$378,203	$346,917	$50,127	$2,290,341
Net realized gain (loss)	(6,025,052)	(3,463,142)	—	—
Net change in unrealized appreciation (depreciation) on investments	13,107,148	(14,467,286)	—	—
Net increase (decrease) in net assets resulting from operations	7,460,299	(17,583,511)	50,127	2,290,341

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	814,118	2,432,858	58,921,707	54,544,207
Net contractowner transfers (to) from fixed account	1,983,871	(1,482,767)	(56,800,455)	(15,831,318)
Annuity payments	(92,851)	(280,074)	(1,913,288)	(1,819,015)
Withdrawals and death benefits (b)	(1,209,597)	(3,262,284)	(42,129,104)	(26,818,493)
Net increase (decrease) in net assets resulting from contractowner transactions	1,495,541	(2,592,267)	(41,921,140)	10,075,381
Net increase (decrease) in net assets	8,955,840	(20,175,778)	(41,871,013)	12,365,722

NET ASSETS
Beginning of year	23,976,137	44,151,915	110,338,160	97,972,438
End of year	$32,931,977	$23,976,137	$68,467,147	$110,338,160

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	789,262	852,532	9,523,304	8,650,801
Units purchased	38,512	65,988	8,175,061	5,771,496
Units sold/transferred	3,628	(129,258)	(11,790,722)	(4,898,993)
End of year	831,402	789,262	5,907,643	9,523,304

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-19

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	TIAA-CREF Life Real Estate Securities Sub-Account		TIAA-CREF Life Small-Cap Equity Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$767,007	$1,319,743	$161,201	$225,441
Net realized gain (loss)	(7,649,824)	(5,142,366)	(3,283,862)	(3,494,290)
Net change in unrealized appreciation (depreciation) on investments	11,960,408	(11,079,894)	7,868,853	(6,356,429)
Net increase (decrease) in net assets resulting from operations	5,077,591	(14,902,517)	4,746,192	(9,625,278)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,134,003	2,175,960	562,218	1,885,580
Net contractowner transfers (to) from fixed account	(597,287)	(2,781,060)	(360,704)	8,310
Annuity payments	(298,633)	(277,203)	(77,511)	(145,612)
Withdrawals and death benefits (b)	(783,325)	(2,787,557)	(955,765)	(2,022,101)
Net increase (decrease) in net assets resulting from contractowner transactions	(545,242)	(3,669,860)	(831,762)	(273,823)
Net increase (decrease) in net assets	4,532,349	(18,572,377)	3,914,430	(9,899,101)

NET ASSETS
Beginning of year	22,881,182	41,453,559	18,963,559	28,862,660
End of year	$27,413,531	$22,881,182	$22,877,989	$18,963,559

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	667,196	737,713	556,617	564,251
Units purchased	41,400	49,712	20,787	44,323
Units sold/transferred	(63,809)	(120,229)	(48,648)	(51,957)
End of year	644,787	667,196	528,756	556,617

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-20	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Social Choice Equity Sub-Account		TIAA-CREF Life Stock Index Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$267,302	$164,056	$1,809,153	$1,898,315
Net realized gain (loss)	(454,602)	555,459	(2,805,383)	697,574
Net change in unrealized appreciation (depreciation) on investments	4,850,005	(9,695,314)	32,729,993	(69,314,802)
Net increase (decrease) in net assets resulting from operations	4,662,705	(8,975,799)	31,733,763	(66,718,913)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	607,583	1,105,368	4,385,162	7,522,453
Net contractowner transfers (to) from fixed account	59,548	(667,915)	6,358,169	(3,964,552)
Annuity payments	(62,348)	(73,588)	(1,022,668)	(1,286,140)
Withdrawals and death benefits (b)	(1,049,117)	(695,073)	(4,254,969)	(6,393,741)
Net increase (decrease) in net assets resulting from contractowner transactions	(444,334)	(331,208)	5,465,694	(4,121,980)
Net increase (decrease) in net assets	4,218,371	(9,307,007)	37,199,457	(70,840,893)

NET ASSETS
Beginning of year	15,549,848	24,856,855	110,071,248	180,912,141
End of year	$19,768,219	$15,549,848	$147,270,705	$110,071,248

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	785,104	792,139	4,616,617	4,736,222
Units purchased	30,067	40,947	228,326	269,713
Units sold/transferred	(56,030)	(47,982)	7,874	(389,318)
End of year	759,141	785,104	4,852,817	4,616,617

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-21

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Calamos Growth & Income Portfolio Sub-Account		Credit Suisse Trust Commodity Return Strategy Portfolio Sub-Account
	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$23,556	$593	$141,233	$2,300
Net realized gain (loss)	36,132	(5,941)	(111,747)	(33,934)
Net change in unrealized appreciation (depreciation) on investments	270,755	(36,518)	149,398	(164,493)
Net increase (decrease) in net assets resulting from operations	330,443	(41,866)	178,884	(196,127)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	331,443	261,977	247,441	341,802
Net contractowner transfers (to) from fixed account	467,194	393,975	686,165	233,536
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(8,630)	(2,841)	(17,021)	(1,962)
Net increase (decrease) in net assets resulting from contractowner transactions	790,007	653,111	916,585	573,376
Net increase (decrease) in net assets	1,120,450	611,245	1,095,469	377,249

NET ASSETS
Beginning of year	611,245	—	377,249	—
End of year	$1,731,695	$611,245	$1,472,718	$377,249

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	57,728	—	48,910	—
Units purchased	32,099	22,386	40,149	31,513
Units sold/transferred	27,876	35,342	71,269	17,397
End of year	117,703	57,728	160,328	48,910

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-22	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Credit Suisse Trust International Equity Flex III Portfolio Sub-Account	Credit Suisse Trust U.S. Equity Flex I Portfolio Sub-Account
	For the period December 11, 2009 (commencement of operations) to December 31, 2009	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(53)	$2,273	$(67)
Net realized gain (loss)	539	(29,515)	(7,580)
Net change in unrealized appreciation (depreciation) on investments	2,618	46,295	(24,352)
Net increase (decrease) in net assets resulting from operations	3,104	19,053	(31,999)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	50	16,810	16,444
Net contractowner transfers (to) from fixed account	238,169	132,435	113,487
Annuity payments	—	—	—
Withdrawals and death benefits (b)	—	(7)	—
Net increase (decrease) in net assets resulting from contractowner transactions	238,219	149,238	129,931
Net increase (decrease) in net assets	241,323	168,291	97,932

NET ASSETS
Beginning of year	—	97,932	—
End of year	$241,323	$266,223	$97,932

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	9,708	—
Units purchased	5	3,437	6,136
Units sold/transferred	24,598	8,089	3,572
End of year	24,603	21,234	9,708

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-23

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Delaware VIP Diversified Income Series—Standard Class Sub-Account		Delaware VIP International Value Equity Series—Standard Class Sub-Account
	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$84,795	$(1,545)	$38,573	$(160)
Net realized gain (loss)	27,884	(6,871)	4,800	(3,859)
Net change in unrealized appreciation (depreciation) on investments	342,879	(46,951)	531,740	(32,807)
Net increase (decrease) in net assets resulting from operations	455,558	(55,367)	575,113	(36,826)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	912,987	664,454	368,718	225,282
Net contractowner transfers (to) from fixed account	1,480,440	578,839	1,391,765	21,265
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(481,255)	(7,277)	(7,515)	—
Net increase (decrease) in net assets resulting from contractowner transactions	1,912,172	1,236,016	1,752,968	246,547
Net increase (decrease) in net assets	2,367,730	1,180,649	2,328,081	209,721

NET ASSETS
Beginning of year	1,180,649	—	209,721	—
End of year	$3,548,379	$1,180,649	$2,537,802	$209,721

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	121,445	—	24,873	—
Units purchased	113,219	71,992	47,271	24,542
Units sold/transferred	54,042	49,453	151,792	331
End of year	288,706	121,445	223,936	24,873

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-24	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Delaware VIP Small Cap Value Series—Standard Class Sub-Account		Franklin Income Securities Fund—Class 1 Sub-Account
	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$2,835	$(250)	$62,697	$9,118
Net realized gain (loss)	(17,530)	(21,055)	(26,406)	(23,994)
Net change in unrealized appreciation (depreciation) on investments	171,593	(29,584)	261,502	(133,550)
Net increase (decrease) in net assets resulting from operations	156,898	(50,889)	297,793	(148,426)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	109,975	197,126	372,855	247,390
Net contractowner transfers (to) from fixed account	192,912	141,569	458,416	556,853
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(667)	(822)	(25,341)	(3,965)
Net increase (decrease) in net assets resulting from contractowner transactions	302,220	337,873	805,930	800,278
Net increase (decrease) in net assets	459,118	286,984	1,103,723	651,852

NET ASSETS
Beginning of year	286,984	—	651,852	—
End of year	$746,102	$286,984	$1,755,575	$651,852

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	14,340	—	52,585	—
Units purchased	6,219	8,614	32,886	19,134
Units sold/transferred	7,807	5,726	19,149	33,451
End of year	28,366	14,340	104,620	52,585

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-25

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Franklin Small-Mid Cap Growth Securities Fund—Class 1 Sub-Account		Mutual Shares Securites Fund—Class 1 Sub-Account
	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(1,338)	$(249)	$8,014	$11,157
Net realized gain (loss)	(15,004)	(7,432)	(39,202)	(22,136)
Net change in unrealized appreciation (depreciation) on investments	131,942	(53,736)	137,406	(125,747)
Net increase (decrease) in net assets resulting from operations	115,600	(61,417)	106,218	(136,726)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	47,975	166,530	175,030	80,280
Net contractowner transfers (to) from fixed account	188,820	32,133	86,564	437,762
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(2,351)	—	(38,507)	(5,772)
Net increase (decrease) in net assets resulting from contractowner transactions	234,444	198,663	223,087	512,270
Net increase (decrease) in net assets	350,044	137,246	329,305	375,544

NET ASSETS
Beginning of year	137,246	—	375,544	—
End of year	$487,290	$137,246	$704,849	$375,544

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	10,222	—	29,281	—
Units purchased	5,029	8,829	12,326	4,533
Units sold/transferred	10,056	1,393	2,067	24,748
End of year	25,307	10,222	43,674	29,281

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-26	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Templeton Developing Markets Securities Fund—Class 1 Sub-Account		Janus Aspen Forty Portfolio— Institutional Shares Sub-Account
	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$41,580	$245	$(3,591)	$(423)
Net realized gain (loss)	141,297	(22,712)	198,759	(82,195)
Net change in unrealized appreciation (depreciation) on investments	565,071	(35,035)	246,111	(101,253)
Net increase (decrease) in net assets resulting from operations	747,948	(57,502)	441,279	(183,871)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	228,409	116,021	230,041	181,629
Net contractowner transfers (to) from fixed account	1,289,015	78,752	385,533	455,246
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(4,138)	—	(27,403)	(2,655)
Net increase (decrease) in net assets resulting from contractowner transactions	1,513,286	194,773	588,171	634,220
Net increase (decrease) in net assets	2,261,234	137,271	1,029,450	450,349

NET ASSETS
Beginning of year	137,271	—	450,349	—
End of year	$2,398,505	$137,271	$1,479,799	$450,349

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	18,002	—	19,621	—
Units purchased	29,424	13,098	9,609	6,550
Units sold/transferred	134,390	4,904	14,979	13,071
End of year	181,816	18,002	44,209	19,621

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-27

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Janus Aspen Overseas Portfolio— Institutional Shares Sub-Account		Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares Sub-Account
	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$4,183	$(291)	$8,174	$3,788
Net realized gain (loss)	258,698	(24,123)	469	(17,221)
Net change in unrealized appreciation (depreciation) on investments	478,940	(139,196)	640,440	(101,062)
Net increase (decrease) in net assets resulting from operations	741,821	(163,610)	649,083	(114,495)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	561,863	198,944	411,563	187,544
Net contractowner transfers (to) from fixed account	1,291,829	208,136	1,982,299	409,935
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(43,574)	(1,700)	(156,190)	—
Net increase (decrease) in net assets resulting from contractowner transactions	1,810,118	405,380	2,237,672	597,479
Net increase (decrease) in net assets	2,551,939	241,770	2,886,755	482,984

NET ASSETS
Beginning of year	241,770	—	482,984	—
End of year	$2,793,709	$241,770	$3,369,739	$482,984

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	7,743	—	39,617	—
Units purchased	14,101	3,424	41,906	19,893
Units sold/transferred	28,153	4,319	125,759	19,724
End of year	49,997	7,743	207,282	39,617

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-28	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares Sub-Account		Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account
	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$317	$116	$(300)	$(21)
Net realized gain (loss)	(906)	(5)	4,065	(1,527)
Net change in unrealized appreciation (depreciation) on investments	8,459	(5,264)	20,976	(2,431)
Net increase (decrease) in net assets resulting from operations	7,870	(5,153)	24,741	(3,979)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	5,286	32,177	69,828	11,359
Net contractowner transfers (to) from fixed account	5,827	156	106,367	9,291
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(8)	—	(301)	—
Net increase (decrease) in net assets resulting from contractowner transactions	11,105	32,333	175,894	20,650
Net increase (decrease) in net assets	18,975	27,180	200,635	16,671

NET ASSETS
Beginning of year	27,180	—	16,671	—
End of year	$46,155	$27,180	$217,306	$16,671

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	3,209	—	1,714	—
Units purchased	519	3,237	13,395	1,633
Units sold/transferred	737	(28)	1,541	81
End of year	4,465	3,209	16,650	1,714

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-29

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account		Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$204,817	$35,113	$(279)	$(46)
Net realized gain (loss)	66,733	(39,810)	14,574	(8,492)
Net change in unrealized appreciation (depreciation) on investments	465,438	(85,533)	15,023	(7,909)
Net increase (decrease) in net assets resulting from operations	736,988	(90,230)	29,318	(16,447)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	79,906	325,305	65,524	29,708
Net contractowner transfers (to) from fixed account	1,301,695	151,884	12,374	13,919
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(17,081)	—	(93)	—
Net increase (decrease) in net assets resulting from contractowner transactions	1,364,520	477,189	77,805	43,627
Net increase (decrease) in net assets	2,101,508	386,959	107,123	27,180

NET ASSETS
Beginning of year	386,959	—	27,180	—
End of year	$2,488,467	$386,959	$134,303	$27,180

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	57,271	—	2,876	—
Units purchased	10,800	44,602	5,902	3,127
Units sold/transferred	169,321	12,669	1,217	(251)
End of year	237,392	57,271	9,995	2,876

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-30	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	MFS Growth Series—Initial Class Sub-Account		MFS Global Equity Series—Initial Class Sub-Account
	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(38)	$(135)	$6,559	$(280)
Net realized gain (loss)	(15,621)	(8,907)	(11,583)	(15,144)
Net change in unrealized appreciation (depreciation) on investments	37,767	(25,389)	132,901	(30,918)
Net increase (decrease) in net assets resulting from operations	22,108	(34,431)	127,877	(46,342)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,635	18,738	68,463	93,155
Net contractowner transfers (to) from fixed account	92,368	83,122	95,587	294,424
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(15,981)	(1,405)	(17,254)	(1,498)
Net increase (decrease) in net assets resulting from contractowner transactions	78,022	100,455	146,796	386,081
Net increase (decrease) in net assets	100,130	66,024	274,673	339,739

NET ASSETS
Beginning of year	66,024	—	339,739	—
End of year	$166,154	$66,024	$614,412	$339,739

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	4,234	—	33,282	—
Units purchased	457	1,511	9,877	7,181
Units sold/transferred	3,081	2,723	2,616	26,101
End of year	7,772	4,234	45,775	33,282

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-31

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	MFS Investors Growth Stock Series—Initial Class Sub-Account		MFS Utilities Series—Initial Class Sub-Account
	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$798	$(318)	$5,999	$(148)
Net realized gain (loss)	(15,215)	(5,687)	(11,149)	(19,425)
Net change in unrealized appreciation (depreciation) on investments	106,581	(76,207)	58,399	(11,344)
Net increase (decrease) in net assets resulting from operations	92,164	(82,212)	53,249	(30,917)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	38,628	56,395	54,452	84,169
Net contractowner transfers (to) from fixed account	54,460	224,074	253,925	51,842
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(4)	—	(4)	—
Net increase (decrease) in net assets resulting from contractowner transactions	93,084	280,469	308,373	136,011
Net increase (decrease) in net assets	185,248	198,257	361,622	105,094

NET ASSETS
Beginning of year	198,257	—	105,094	—
End of year	$383,505	$198,257	$466,716	$105,094

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	26,694	—	4,912	—
Units purchased	5,342	7,190	2,055	3,061
Units sold/transferred	5,121	19,504	9,475	1,851
End of year	37,157	26,694	16,442	4,912

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-32	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Neuberger Berman Advisers Management Trust Partners Portfolio—I Class Sub-Account		Neuberger Berman Advisers Management Trust Regency Portfolio—I Class Sub-Account
	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$47,653	$1,262	$2,751	$190
Net realized gain (loss)	(6,836)	32,274	17,373	(3,208)
Net change in unrealized appreciation (depreciation) on investments	106,182	(175,733)	32,588	(4,107)
Net increase (decrease) in net assets resulting from operations	146,999	(142,197)	52,712	(7,125)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	189,064	187,970	88,918	15,768
Net contractowner transfers (to) from fixed account	232,143	163,715	29,843	43,499
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(65,759)	(4,940)	(2)	—
Net increase (decrease) in net assets resulting from contractowner transactions	355,448	346,745	118,759	59,267
Net increase (decrease) in net assets	502,447	204,548	171,471	52,142

NET ASSETS
Beginning of year	204,548	—	52,142	—
End of year	$706,995	$204,548	$223,613	$52,142

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	20,762	—	5,953	—
Units purchased	13,430	11,044	8,366	998
Units sold/transferred	11,946	9,718	3,164	4,955
End of year	46,138	20,762	17,483	5,953

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-33

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account		PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$65,622	$8,059	$44,130	$14,794
Net realized gain (loss)	16,082	(12,566)	185,935	(26,700)
Net change in unrealized appreciation (depreciation) on investments	11,158	(14,256)	(1,223)	(27,433)
Net increase (decrease) in net assets resulting from operations	92,862	(18,763)	228,842	(39,339)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	316,918	45,559	343,359	426,404
Net contractowner transfers (to) from fixed account	886,204	165,546	954,054	666,175
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(21,863)	(2,439)	(84,644)	(4,190)
Net increase (decrease) in net assets resulting from contractowner transactions	1,181,259	208,666	1,212,769	1,088,389
Net increase (decrease) in net assets	1,274,121	189,903	1,441,611	1,049,050

NET ASSETS
Beginning of year	189,903	—	1,049,050	—
End of year	$1,464,024	$189,903	$2,490,661	$1,049,050

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	18,545	—	82,593	—
Units purchased	40,768	3,322	39,167	41,267
Units sold/transferred	58,454	15,223	46,454	41,326
End of year	117,767	18,545	168,214	82,593

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-34	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	PIMCO VIT Real Return Portfolio—Institutional Class Sub-Account		PVC Equity Income Account Sub-Account
	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$144,560	$20,857	$62,332	$(205)
Net realized gain (loss)	378,711	(69,962)	5,859	(3,893)
Net change in unrealized appreciation (depreciation) on investments	208,869	(116,475)	214,064	(26,585)
Net increase (decrease) in net assets resulting from operations	732,140	(165,580)	282,255	(30,683)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	2,281,264	1,308,623	1,058,203	73,737
Net contractowner transfers (to) from fixed account	7,002,633	809,955	1,070,911	137,557
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(22,478)	(939)	(5,915)	—
Net increase (decrease) in net assets resulting from contractowner transactions	9,261,419	2,117,639	2,123,199	211,294
Net increase (decrease) in net assets	9,993,559	1,952,059	2,405,454	180,611

NET ASSETS
Beginning of year	1,952,059	—	180,611	—
End of year	$11,945,618	$1,952,059	$2,586,065	$180,611

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	166,608	—	14,219	—
Units purchased	203,166	119,974	104,653	8,548
Units sold/transferred	492,760	46,634	51,363	5,671
End of year	862,534	166,608	170,235	14,219

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-35

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	PVC MidCap Blend Account— Class 1 Sub-Account	Jennison 20/20 Focus Portfolio—Class II Sub-Account
	For the period October 23, 2009 (commencement of operations) to December 31, 2009	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(388)	$(3,166)	$(382)
Net realized gain (loss)	367	96,160	(49,122)
Net change in unrealized appreciation (depreciation) on investments	22,727	299,747	(46,374)
Net increase (decrease) in net assets resulting from operations	22,706	392,741	(95,878)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	25,305	757,745	203,782
Net contractowner transfers (to) from fixed account	636,095	692,345	134,808
Annuity payments	—	—	—
Withdrawals and death benefits (b)	—	(50,061)	(2,647)
Net increase (decrease) in net assets resulting from contractowner transactions	661,400	1,400,029	335,943
Net increase (decrease) in net assets	684,106	1,792,770	240,065

NET ASSETS
Beginning of year	—	240,065	—
End of year	$684,106	$2,032,835	$240,065

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	22,851	—
Units purchased	1,946	67,219	19,650
Units sold/transferred	48,002	33,321	3,201
End of year	49,948	123,391	22,851

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-36	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Natural Resources Portfolio—Class II Sub-Account		Value Portfolio—Class II Sub-Account
	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(1,120)	$(281)	$7,654	$(209)
Net realized gain (loss)	93,014	(50,928)	14,113	(11,885)
Net change in unrealized appreciation (depreciation) on investments	301,852	(76,778)	288,149	(13,125)
Net increase (decrease) in net assets resulting from operations	393,746	(127,987)	309,916	(25,219)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	273,506	162,919	622,713	87,399
Net contractowner transfers (to) from fixed account	843,677	216,814	743,567	280,329
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(5,960)	(469)	(11,176)	—
Net increase (decrease) in net assets resulting from contractowner transactions	1,111,223	379,264	1,355,104	367,728
Net increase (decrease) in net assets	1,504,969	251,277	1,665,020	342,509

NET ASSETS
Beginning of year	251,277	—	342,509	—
End of year	$1,756,246	$251,277	$2,007,529	$342,509

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	8,013	—	22,154	—
Units purchased	7,556	3,700	42,381	3,936
Units sold/transferred	16,279	4,313	27,708	18,218
End of year	31,848	8,013	92,243	22,154

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-37

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Royce Capital Fund Micro-Cap Portfolio—Investment Class Sub-Account		Royce Capital Fund Small-Cap Portfolio—Investment Class Sub-Account
	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(1,181)	$5,992	$(2,800)	$1,554
Net realized gain (loss)	(29,184)	8,886	(9,890)	1,058
Net change in unrealized appreciation (depreciation) on investments	234,536	(87,316)	246,675	(59,590)
Net increase (decrease) in net assets resulting from operations	204,171	(72,438)	233,985	(56,978)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	36,700	107,936	404,892	123,016
Net contractowner transfers (to) from fixed account	209,680	121,000	744,055	219,910
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(1,580)	—	(154,064)	—
Net increase (decrease) in net assets resulting from contractowner transactions	244,800	228,936	994,883	342,926
Net increase (decrease) in net assets	448,971	156,498	1,228,868	285,948

NET ASSETS
Beginning of year	156,498	—	285,948	—
End of year	$605,469	$156,498	$1,514,816	$285,948

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	18,500	—	37,762	—
Units purchased	3,086	8,544	59,040	17,649
Units sold/transferred	23,827	9,956	51,680	20,113
End of year	45,413	18,500	148,482	37,762

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-38	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Wanger International Sub-Account		TIAA-CREF Life Wanger Select Sub-Account
	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$12,674	$(144)	$(1,089)	$(81)
Net realized gain (loss)	52,997	(18,315)	62,052	(6,755)
Net change in unrealized appreciation (depreciation) on investments	144,811	(13,736)	102,922	(23,279)
Net increase (decrease) in net assets resulting from operations	210,482	(32,195)	163,885	(30,115)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	147,960	47,277	151,697	28,920
Net contractowner transfers (to) from fixed account	314,911	70,343	695,501	68,280
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(10,679)	—	(3)	—
Net increase (decrease) in net assets resulting from contractowner transactions	452,192	117,620	847,195	97,200
Net increase (decrease) in net assets	662,674	85,425	1,011,080	67,085

NET ASSETS
Beginning of year	85,425	—	67,085	—
End of year	$748,099	$85,425	$1,078,165	$67,085

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	3,583	—	4,708	—
Units purchased	6,930	1,719	10,992	1,396
Units sold/transferred	10,485	1,864	29,943	3,312
End of year	20,998	3,583	45,643	4,708

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-39

STATEMENTS OF CHANGES IN NET ASSETS	concluded

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Wanger USA Sub-Account
	For the year ended December 31, 2009	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(810)	$(83)
Net realized gain (loss)	(11,655)	(1,522)
Net change in unrealized appreciation (depreciation) on investments	145,692	(14,106)
Net increase (decrease) in net assets resulting from operations	133,227	(15,711)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	5,179	—
Net contractowner transfers (to) from fixed account	248,460	58,747
Annuity payments	—	—
Withdrawals and death benefits (b)	(9)	—
Net increase (decrease) in net assets resulting from contractowner transactions	253,630	58,747
Net increase (decrease) in net assets	386,857	43,036

NET ASSETS
Beginning of year	43,036	—
End of year	$429,893	$43,036

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	1,977	—
Units purchased	172	—
Units sold/transferred	11,755	1,977
End of year	13,904	1,977

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-40	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VA-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27, 1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

Investors participate in the Separate Account by purchasing one of three different variable annuity contracts: the PA Select and Single Premium Immediate Annuity (the “Original Contract”), the Lifetime Variable Select Annuity (the “Lifetime Contract”) and the Intelligent Variable Annuity (the “Intelligent VA”). Premiums received from the contracts are allocated to investment accounts, the (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (the “Funds”), an open end management investment company registered with the Commission and managed by Teachers Advisors, Inc. (“Advisors”), a wholly-owned indirect subsidiary of TIAA. Advisors is registered with the Commission as an investment adviser. The Original Contract currently offers 8 investment Sub-Account options, Lifetime Contract currently offers 10 investment Sub-Account options and the Intelligent VA offers 47 investment Sub-Account options. Accumulation unit values (“AUV”) are calculated daily for each Sub-Account.

On November 1, 2007, the Intelligent VA was launched as an additional variable annuity contract funded through the Separate Account. Intelligent VA allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

The Sub-Accounts commenced operations as follows:

Commencement Date
Sub-Accounts	Intelligent Variable Annuity	Personal Annuity Select & Lifetime Variable Select
TIAA-CREF Life Bond*	2/05/2008	7/08/2003
TIAA-CREF Life Growth Equity	2/05/2008	4/03/2000
TIAA-CREF Life Growth & Income	2/05/2008	4/03/2000
TIAA-CREF Life International Equity	2/05/2008	4/03/2000
TIAA-CREF Life Large Cap Value	2/05/2008	10/28/2002
TIAA-CREF Life Money Market*	2/05/2008	7/08/2003
TIAA-CREF Life Real Estate	2/05/2008	10/28/2002
TIAA-CREF Life Small Cap Equity	2/05/2008	10/28/2002
TIAA-CREF Life Social Choice	2/05/2008	4/03/2000
TIAA-CREF Life Stock Index	2/05/2008	1/04/1999
Calamos Growth & Income Portfolio	2/05/2008	N/A
Credit Suisse Trust-Commodity Return Strategy Portfolio	2/05/2008	N/A
Credit Suisse Trust-International Equity Flex III Portfolio	12/11/2009	N/A

Commencement Date
Sub-Accounts	Intelligent Variable Annuity	Personal Annuity Select & Lifetime Variable Select
Credit Suisse Trust-U.S. Equity Flex I Portfolio[1]	2/05/2008	N/A
Delaware VIP Diversified Income Series—Standard Class	2/05/2008	N/A
Delaware VIP International Value Equity Series—Standard Class	2/05/2008	N/A
Delaware VIP Small Cap Value Series—Standard Class	2/05/2008	N/A
Franklin Income Securities Fund—Class 1	2/05/2008	N/A
Franklin Small-Mid Cap Growth Securities Fund—Class 1	2/05/2008	N/A
Mutual Shares Securities Fund—Class 1	2/05/2008	N/A
Templeton Developing Markets Securities Fund—Class 1	2/05/2008	N/A
Janus Aspen Forty Portfolio—Institutional Shares	2/05/2008	N/A
Janus Aspen Overseas Portfolio—Institutional Shares[2]	2/05/2008	N/A
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares[3]	2/05/2008	N/A
Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares	2/05/2008	N/A
Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I4	2/05/2008	N/A
Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I5	2/05/2008	N/A
Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I6	2/05/2008	N/A
MFS Growth Series—Initial Class	2/05/2008	N/A
MFS Global Equity Series—Initial Class	2/05/2008	N/A
MFS Investors Growth Stock Series—Initial Class	2/05/2008	N/A
MFS Utilities Series—Initial Class	2/05/2008	N/A
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	2/05/2008	N/A
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	2/05/2008	N/A
PIMCO VIT All Asset Portfolio—Institutional Class	2/05/2008	N/A
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	2/05/2008	N/A
PIMCO VIT Real Return Portfolio—Institutional Class	2/05/2008	N/A
PVC Equity Income Account	2/05/2008	N/A
PVC MidCap Blend Account—Class 1	10/23/2009	N/A
Jennison 20/20 Focus Portfolio—Class II	2/05/2008	N/A
Natural Resources Portfolio—Class II	2/05/2008	N/A
Value Portfolio—Class II	2/05/2008	N/A
Royce Capital Fund Micro-Cap Portfolio—Investment Class	2/05/2008	N/A
Royce Capital Fund Small-Cap Portfolio—Investment Class	2/05/2008	N/A
Wanger International	2/05/2008	N/A
Wanger Select	2/05/2008	N/A
Wanger USA	2/05/2008	N/A

*	TIAA-CREF Life Bond & TIAA-CREF Life Money Market not held in Personal Annuity Select.
[1]	Formerly Credit Suisse Trust-Small Cap Core I Portfolio

Single Premium Immediate Annuities ■ Statement of Additional Information	B-41

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

[2]	Formerly Janus Aspen International Growth Portfolio
[3]	Formerly Janus Aspen Mid Cap Value Portfolio
[4]	Formerly Legg Mason Partners Variable Aggressive Growth Portfolio—Class I
[5]	Formerly Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I
[6]	Formerly Legg Mason Partners Variable Small Cap Growth Portfolio—Class I

The Credit Suisse Trust-International Equity Flex II Portfolio was merged into the Credit Suisse Trust-International Equity Flex III Portfolio on December 11, 2009.

The PVC MidCap Stock Account-Class 1 was merged into the PVC MidCap Blend Account-Class 1 on October 23, 2009.

Net assets allocated to contracts in the payout period are computed according to the A2000 Mortality Table with 3 year setbacks. The assumed investment return is fixed at 4%. The mortality risk is fully borne by TIAA CREF Life and may result in additional amounts being transferred into the variable annuity account by TIAA CREF Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Accumulation and Annuity Funds: The Accumulation Fund represents the net assets attributable to participants in the accumulation phase of their investment. The Annuity Fund represents the net assets attributable to the participants currently receiving annuity payments. The net increase or decrease in net assets from investment operations is apportioned between the funds based upon their relative daily net asset values. Annuitants bear the mortality risk under their contracts.

Security Valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Accounting for Investments and Investment Income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distribution are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income Taxes: TIAA-CREF Life Separate Account VA-1 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. Management has analyzed the Separate Account’s tax positions taken for all open federal income tax years (2005-2009) and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Account’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts’ major categories of assets and liabilities measured at fair value follows:

Investments in Registered Investment Companies—These investments are valued at net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

As of December 31, 2009, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Separate Account and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The following are the current administrative expense charges for the contracts:

ADMINISTRATIVE EXPENSE

(as a percentage of average account value)

	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select
Maximum contractual fee	0.30%	0.20%	0.20%
Fee waiver	0.20%	0.00%	0.00%
Current fee	0.10%	0.20%	0.20%

B-42	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

TIAA-CREF Life imposes a daily charge that is deducted from the net assets of the Sub-Accounts for bearing certain mortality and expense risks in connection with the contracts. The following are the mortality and expense risk charges for the contracts:

MORTALITY AND EXPENSE RISK CHARGES

(as a percentage of average account value)

	Personal Annuity Select	Lifetime Variable Select
Maximum contractual fee	1.00%	1.00%
Fee waiver	0.60%	0.60%
Current fee	0.40%	0.40%

INTELLIGENT VARIABLE ANNUITY

	Maximum Contractual Fee	Fee Waiver	Current Fee
If Accumulation Value is less than $100,000	0.40%	0.00%	0.40%
If Accumulation Value is between $100,000-$500,000	0.25%	0.00%	0.25%
If Accumulation Value is greater than $500,000	0.15%	0.00%	0.15%
After the first 10 Contract years	0.00%	0.00%	0.00%

There are other daily, monthly and annual fees and expenses that a contract owner will pay when buying, owning and surrendering the policy. These fees and expenses include as follows:

Additional expense charges	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select
Maximum annual contract fees (waived for accumulation values > $25,000)	$25	$0	$25
Optional guaranteed minimum death benefit charge	0.10%	None	None
Premium taxes	0.50% to 3.50%	1.00% to 3.50%	1.00% to 3.50%
Maximum transfer fee	$0	$0	$25

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in TIAA-CREF Life Funds, these include management fees paid to Advisors.

The contracts are distributed by Teachers Personal Investors Services, Inc. (“TPIS”) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (“Services”), subsidiaries of TIAA. TPIS may also enter into selling agreements with third parties to distribute the contracts.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2009 were as follows:

Sub-Accounts	Purchases	Sales
TIAA-CREF Life Bond	$28,022,904	$10,047,875
TIAA-CREF Life Growth Equity	9,679,190	6,833,029
TIAA-CREF Life Growth & Income	5,921,421	7,356,795
TIAA-CREF Life International Equity	15,011,328	9,216,219
TIAA-CREF Life Large Cap Value	10,024,727	8,141,337
TIAA-CREF Life Money Market	73,957,429	115,828,384
TIAA-CREF Life Real Estate	5,559,362	5,331,632
TIAA-CREF Life Small Cap Equity	3,933,471	4,592,583
TIAA-CREF Life Social Choice	2,125,361	2,280,874
TIAA-CREF Life Stock Index	22,883,846	15,588,524
Calamos Growth & Income Portfolio	1,442,567	629,004

Sub-Accounts	Purchases	Sales
Credit Suisse Trust Commodity Return Strategy Portfolio	$1,812,969	$755,149
Credit Suisse Trust International Equity Flex III Portfolio	326,139	87,973
Credit Suisse Trust U.S. Equity Flex I Portfolio	333,145	181,627
Delaware VIP Diversified Income Series—Standard Class	3,341,420	1,344,453
Delaware VIP International Value Equity Series—Standard Class	2,032,963	241,423
Delaware VIP Small Cap Value Series—Standard Class	539,354	234,292
Franklin Income Securities Fund—Class 1	1,508,939	640,309
Franklin Small-Mid Cap Growth Securities Fund—Class 1	652,901	419,793
Mutual Shares Securities Fund—Class 1	487,133	256,032
Templeton Developing Markets Securities Fund—Class 1	2,473,506	914,716
Janus Aspen Forty Portfolio—Institutional Shares	2,059,659	1,475,080
Janus Aspen Overseas Portfolio—Institutional Shares	3,980,408	2,130,278
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares	3,065,421	773,457
Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares	17,640	6,218
Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I	318,900	143,303
Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I	2,259,333	689,994
Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I	155,840	78,309
MFS Growth Series—Initial Class	157,657	79,666
MFS Global Equity Series—Initial Class	266,599	113,245
MFS Investors Growth Stock Series—Initial Class	185,479	91,593
MFS Utilities Series—Initial Class	477,789	163,414
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	655,027	251,925
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	257,250	132,993
PIMCO VIT All Asset Portfolio—Institutional Class	1,850,512	603,625
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	2,754,140	1,301,577
PIMCO VIT Real Return Portfolio—Institutional Class	11,014,919	1,196,059
PVC Equity Income Account	2,535,432	349,901
PVC MidCap Blend Account—Class 1	672,636	11,624
Jennison 20/20 Focus Portfolio—Class II	1,973,013	576,151
Natural Resources Portfolio—Class II	2,021,874	824,511
Value Portfolio—Class II	1,530,584	167,827
Royce Capital Fund Micro-Cap Portfolio—Investment Class	1,039,374	795,752
Royce Small-Cap Portfolio—Investment Class	1,660,683	668,603
Wanger International	1,404,670	939,805
Wanger Select	1,405,543	559,437
Wanger USA	919,860	667,030

Note 5—accounting pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance that improves disclosures about fair value measurements thereby increasing transparency in financial reporting. Some of the new disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009. The remaining disclosure requirements are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of the new disclosure requirements will have on the financial statements.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-43

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

Note 6—subsequent events

The Board of Trustees of the Janus Aspen Series (“Janus Trustees”) approved a plan to liquidate the Janus Aspen INTECH Risk-Managed Core Portfolio (“Janus Aspen INTECH Portfolio”) effective on or about April 30, 2010 or at such earlier time as may be authorized by the Janus Trustees. Effective February 1, 2010, the Janus Aspen INTECH Portfolio will no longer be available as an option for the Intelligent VA contract. Janus Aspen INTECH Portfolio assets remaining in the

Intelligent VA contract on April 30, 2010 will automatically be reallocated to the TIAA-CREF Life Money Market Fund Sub-Account.

Effective April 12, 2010, the Credit Suisse Trust-Commodity Return Portfolio, Credit Suisse-International Equity Flex III Portfolio, and the Credit Suisse Trust-U.S. Equity Flex I Portfolio will no longer be available as a contract allocation option for new allocations to the Intelligent VA contract, including allocations by transfer from other available contract allocation options. These Sub-Accounts will continue to be maintained for existing allocations.

Note 7—condensed financial information

	TIAA-CREF Life Bond Sub-Account
	For the years ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2009		2008		2007		2006		2005

Total Return Lowest to Highest (h)	6.76% to 7.14%		(0.21)%		4.97%		4.07%		1.89%		(.21)% to .14%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$30.83 to $31.05		$28.87		$28.93		$27.56		$26.49		$28.88 to $28.98
Net Assets, End of Period (000’s)	$51,508		$28,003		$27,467		$16,339		$13,495		$4,538
Accumulation Units Outstanding, End of Period (000’s)	1,668		970		949		593		510		157
Ratio of Expenses to Average Net Assets (a)(g)	0.25% to 0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	4.79%	(f)	4.91%	(f)	6.02%	(f)	5.03%	(e)	5.30%	(e)	9.46%	(d)(f)

	TIAA-CREF Life Growth Equity Sub-Account
	For the years ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2009		2008		2007		2006		2005

Total Return Lowest to Highest (h)	34.66% to 35.13%		(41.05)%, (41.04)%		21.03%, 20.95%	(b)	4.98%, 5.03%	(b)	4.80%, 4.79%	(b)	(41.06)% to (40.86)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$14.52 to $14.63		$10.78 to $10.79		$18.30		$15.12, $15.13	(b)	$14.41		$10.79 to $10.83
Net Assets, End of Period (000’s)	$34,383		$22,431		$40,736		$27,524		$28,880		$830
Accumulation Units Outstanding, End of Period (000’s)	2,304		2,016		2,163		1,774		1,961		77
Ratio of Expenses to Average Net Assets (a)(g)	0.25% to 0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.97%	(f)	0.87%	(f)	0.86%	(f)	0.76%, 0.87%	(b)(e)	0.65%, 0.76%	(b)(e)	1.72%	(d)(f)

(a)	Does not include expenses of underlying TIAA-CREF Life Fund.
(b)	The values shown represent PA Select/SPIA and Lifetime Variable Select Accounts respectively.
(c)	The percentages shown for this period are not annualized.
(d)	Annualized for periods less than one year.
(e)	Prior to 2007, Investment Income included capital gains distributions.
(f)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(g)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(h)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners total returns may not be within the ranges presented.

B-44	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

	TIAA-CREF Life Growth & Income Sub-Account
	For the years ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2009		2008		2007		2006		2005

Total Return Lowest to Highest (h)	26.99% to 27.44%		(35.19)%,(35.16)%		18.02%		16.15%, 16.16%	(b)	5.93%		(35.19)% to (34.96)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$25.55 to $25.74		$20.12 to $20.13		$31.05		$26.31		$22.65		$20.12 to $20.20
Net Assets, End of Period (000’s)	$51,421		$41,380		$68,193		$47,050		$40,908		$1,133
Accumulation Units Outstanding, End of Period (000’s)	1,957		1,996		2,126		1,733		1,748		56
Ratio of Expenses to Average Net Assets (a)(g)	0.25% to 0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.77%	(f)	1.73%	(f)	1.63%	(f)	1.59%, 1.80%	(b)(e)	1.35%, 1.76%	(b)(e)	3.04%	(d)(f)

	TIAA-CREF Life International Equity Sub-Account
	For the years ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2009		2008		2007		2006		2005

Total Return Lowest to Highest (h)	30.95% to 31.41%		(50.29)%,(50.28)%		18.60%		29.17%		14.32%		(50.31)% to (50.14)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$20.79 to $20.94		$15.88 to $15.89		$31.95		$26.94		$20.85		$15.88 to $15.94
Net Assets, End of Period (000’s)	$68,666		$47,861		$123,210		$81,513		$50,150		$1,549
Accumulation Units Outstanding, End of Period (000’s)	3,248		2,958		3,797		2,991		2,374		98
Ratio of Expenses to Average Net Assets (a)(g)	0.25% to 0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	3.93%	(f)	0.04%	(f)	2.10%	(f)	1.78%, 1.96%	(b)(e)	1.81%, 2.70%	(b)(e)	0.11%	(d)(f)

	TIAA-CREF Life Large-Cap Value Sub-Account
	For the years ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2009		2008		2007		2006		2005

Total Return Lowest to Highest (h)	30.67% to 31.13%		(41.07)%		0.31%, 0.30%	(b)	20.85%, 20.86%	(b)	4.31%		(41.10)% to (40.89)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$38.70 to $38.98		$29.63		$50.28		$50.12, $50.13	(b)	$41.47, $41.48	(b)	$29.62 to $29.73
Net Assets, End of Period (000’s)	$32,932		$22,646		$44,152		$40,627		$27,413		$1,330
Accumulation Units Outstanding, End of Period (000’s)	831		744		852		800		651		45
Ratio of Expenses to Average Net Assets (a)(g)	0.25% to 0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.96%	(f)	1.57%	(f)	1.99%	(f)	9.24%, 9.62%	(b)(e)	8.18%, 8.96%	(b)(e)	3.00%	(d)(f)

Single Premium Immediate Annuities ■ Statement of Additional Information	B-45

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	TIAA-CREF Life Money Market Sub-Account
	For the years ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2009		2008		2007		2006		2005

Total Return Lowest to Highest (h)	(0.06)% to 0.29%		2.24%		4.62%		4.44%		2.63%		2.25% to 2.60%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$11.57 to $11.66		$11.58		$11.32		$10.82		$10.36		$11.59 to $11.63
Net Assets, End of Period (000’s)	$68,467		$85,614		$97,972		$52,699		$17,173		$24,724
Accumulation Units Outstanding, End of Period (000’s)	5,908		7,395		8,651		4,872		1,658		2,128
Ratio of Expenses to Average Net Assets (a)(g)	0.25% to 0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.58%	(f)	2.84%	(f)	5.16%	(f)	5.03%	(e)	3.28%	(e)	1.82%	(d)(f)

	TIAA-CREF Life Real Estate Securities Sub-Account
	For the years ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2009		2008		2007		2006		2005

Total Return Lowest to Highest (h)	24.36% to 24.79%		(38.64)%,(38.60)%		(16.61)%		33.24%, 33.25%	(b)	6.56%, 6.55%	(b)	(38.65)% to (38.43)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$41.25 to $41.55		$33.17 to $33.20		$54.07		$64.84		$48.67, $48.66	(b)	$33.17 to $33.29
Net Assets, End of Period (000’s)	$27,414		$22,168		$41,454		$65,418		$41,431		$713
Accumulation Units Outstanding, End of Period (000’s)	645		646		738		990		833		21
Ratio of Expenses to Average Net Assets (a)(g)	0.25% to 0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60	%(d)
Ratio of Investment Income to Average Net Assets	4.30%	(f)	4.32%	(f)	2.89%	(f)	10.27%, 10.52%	(b)(e)	15.47%, 16.16%	(b)(e)	9.55%	(d)(f)

	TIAA-CREF Life Small-Cap Equity Sub-Account
	For the years ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2009		2008		2007		2006		2005

Total Return Lowest to Highest (h)	26.99% to 27.43%		(32.79)%, (32.78)%		(6.17)%, (6.19)%	(b)	17.13%, 17.14%	(b)	3.94%, 3.96%	(b)	(32.83)% to (32.60)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$42.57 to $42.88		$33.53 to $33.54		$49.89		$53.17, $53.18	(b)	$45.39, $45.40	(b)	$33.52 to $33.65
Net Assets, End of Period (000’s)	$22,878		$18,452		$28,863		$33,131		$24,941		$511
Accumulation Units Outstanding, End of Period (000’s)	529		541		564		613		540		16
Ratio of Expenses to Average Net Assets (a)(g)	0.25% to 0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.43%	(f)	1.49%	(f)	1.47%	(f)	9.56%, 10.68%	(b)(e)	14.65%, 14.01%	(b)(e)	2.52%	(d)(f)

B-46	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

	TIAA-CREF Life Social Choice Equity Sub-Account
	For the years ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2009		2008		2007		2006		2005

Total Return Lowest to Highest (h)	31.72% to 32.05%		(36.45)%,(36.23)%		3.62%		13.95%		6.47%, 6.46%	(b)	(36.47)% to (36.31)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$25.39 to $25.52		$19.28 to $19.35		$30.34		$29.28		$25.70		$19.27 to $19.32
Net Assets, End of Period (000’s)	$19,768		$15,260		$24,856		$23,641		$21,960		$290
Accumulation Units Outstanding, End of Period (000’s)	759		770		792		789		839		15
Ratio of Expenses to Average Net Assets (a)(g)	0.35% to 0.60%		0.60%		0.60%		0.60%		0.60%		0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	2.24%	(f)	1.37%	(f)	1.82%	(f)	2.25%, 2.50%	(b)(e)	1.61%, 1.93%	(b)(e)	3.06%	(d)(f)

	TIAA-CREF Life Stock Index Sub-Account
	For the years ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2009		2008		2007		2006		2005

Total Return Lowest to Highest (h)	27.59% to 28.04%		(37.44)%,(37.47)%		4.53%		14.92%		5.41%		(37.46)% to (37.24)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$29.48 to $29.70		$23.11 to $23.12		$36.95		$35.35		$30.76		$23.11 to $23.20
Net Assets, End of Period (000’s)	$147,271		$107,551		$180,912		$169,169		$151,750		$2,520
Accumulation Units Outstanding, End of Period (000’s)	4,853		4,508		4,736		4,658		4,810		109
Ratio of Expenses to Average Net Assets (a)(g)	0.25% to 0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	2.05%	(f)	1.84%	(f)	1.84%	(f)	2.66%, 2.89%	(b)(e)	1.69%, 2.07%	(b)(e)	5.97%	(d)(f)

Single Premium Immediate Annuities ■ Statement of Additional Information	B-47

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Calamos Growth & Income Portfolio Sub-Account				Credit Suisse Trust Commodity Return Strategy Portfolio Sub-Account				Credit Suisse Trust International Equity Flex III Portfolio Sub-Account
	For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period December 11, 2009 (commencement of operations) to December 31, 2009 Intelligent Variable Annuity

Total Return Lowest to Highest (h)	38.59% to 39.07%		(32.14)% to (31.91)%	(c)	18.76% to 19.18%		(34.11)% to (33.88)%	(c)	1.00% to 1.02%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$14.65 to $14.75		$10.57 to $10.61		$9.14 to $9.20		$7.69 to $7.72		$9.76 to $9.83
Net Assets, End of Period (000’s)	$1,732		$611		$1,473		$377		$241
Accumulation Units Outstanding, End of Period (000’s)	118		58		160		49		25
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%	(d)	0.25% to 0.60%		0.25% to 0.60%	(d)	0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	2.76%	(f)	0.34%	(d)(f)	17.62%	(f)	1.03%	(d)(f)	0.00%	(d)(f)

	Credit Suisse Trust U.S. Equity Flex I Portfolio Sub-Account				Delaware VIP Diversified Income Series—Standard Class Sub- Account
	For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	23.92% to 24.36%		(34.99)% to (34.76)%	(c)	26.20% to 26.64%		(5.11% to (4.78)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$12.46 to $12.55		$10.05 to $10.09		$12.23 to $12.32		$9.69 to $9.73
Net Assets, End of Period (000’s)	$266		$98		$3,548		$1,181
Accumulation Units Outstanding, End of Period (000’s)	21		10		289		121
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%	(d)	0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	2.38%	(f)	0.02%	(d)(f)	4.59%	(f)	0.00%	(d)(f)

	Delaware VIP International Value Equity Series—Standard Class Sub-Account				Delaware VIP Small Cap Value Series—Standard Class Sub-Account
	For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	33.92% to 34.39%		(42.77)% to (42.57)%	(c)	31.04% to 31.50%		(30.30)% to (30.05)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$11.26 to $11.35		$8.41 to $8.44		$26.16 to $26.35		$19.96 to $20.04
Net Assets, End of Period (000’s)	$2,538		$210		$746		$287
Accumulation Units Outstanding, End of Period (000’s)	224		25		28		14
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%	(d)	0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	2.76%	(f)	0.00%	(d)(f)	0.90%	(f)	0.00%	(d)(f)

B-48	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

	Franklin Income Securities Fund—Class 1 Sub-Account				Franklin Small-Mid Cap Growth Securities Fund—Class 1 Sub-Account
	For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	35.07% to 35.55%		(29.83)% to (29.59)%	(c)	43.09% to 43.59%		(42.69)% to (42.49)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$16.70 to $16.82		$12.37 to $12.41		$19.17 to $19.31		$13.40 to $13.45
Net Assets, End of Period (000’s)	$1,756		$652		$487		$137
Accumulation Units Outstanding, End of Period (000’s)	105		53		25		10
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%	(d)	0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	6.92%	(f)	2.67%	(d)(f)	0.00%	(f)	0.00%	(d)(f)

	Mutual Shares Securities Fund—Class 1 Sub-Account				Templeton Developing Markets Securities Fund—Class 1 Sub-Account
	For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	25.60% to 26.03%		(37.31)% to (37.09)%	(c)	72.29% to 72.89%		(52.90)% to (52.78)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$16.07 to $16.19		$12.80 to $12.84		$13.12 to $13.21		$7.61 to $7.63
Net Assets, End of Period (000’s)	$705		$376		$2,399		$137
Accumulation Units Outstanding, End of Period (000’s)	44		29		182		18
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%	(d)	0.25% to 0.60%		0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	2.20%	(f)	3.65%	(d)(f)	3.26%	(f)	0.60%	(d)(f)

	Janus Aspen Forty Portfolio— Institutional Shares Sub-Account				Janus Aspen Overseas Portfolio— Institutional Shares Sub-Account
	For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	45.46% to 45.97%		(44.49)% to (44.29)%	(c)	78.49% to 79.11%		(52.40)% to (52.23)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$33.30 to $33.54		$22.89 to $22.98		$55.60 to $56.00		$31.15 to $31.27
Net Assets, End of Period (000’s)	$1,480		$450		$2,794		$242
Accumulation Units Outstanding, End of Period (000’s)	44		20		50		8
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%	(d)	0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.04%	(f)	0.08%	(d)(f)	0.63%	(f)	(0.03)%	(d)(f)

Single Premium Immediate Annuities ■ Statement of Additional Information	B-49

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares Sub-Account				Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares Sub-Account
	For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	32.90% to 33.36%		(28.20)% to (27.95)%	(c)	21.82% to 22.13%		(36.56)% to (36.46)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$16.16 to $16.28		$12.16 to $12.21		$10.29 to $10.34		$8.45 to $8.47
Net Assets, End of Period (000’s)	$3,370		$483		$46		$27
Accumulation Units Outstanding, End of Period (000’s)	207		40		4		3
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%	(d)	0.35% to 0.60%		0.35% to 0.50%	(d)
Ratio of Investment Income to Average Net Assets	0.72%	(f)	1.67%	(d)(f)	1.27%	(f)	0.76%	(d)(f)

	Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account				Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
	For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	33.76% to 34.23%		(40.70)%	(c)	54.63% to 55.17%		(31.24)% to (30.99)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$12.99 to $13.09		$9.72		$10.42 to $10.50		$6.74 to $6.77
Net Assets, End of Period (000’s)	$217		$17		$2,488		$387
Accumulation Units Outstanding, End of Period (000’s)	17		2		237		57
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.50%	(d)	0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(f)	0.00%	(d)(f)	12.06%	(f)	10.94%	(d)(f)

	Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account				MFS Growth Series—Initial Class Sub-Account
	For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	41.92% to 42.42%		(37.64)% to (37.48)%	(c)	36.85% to 37.19%		(37.79)% to (37.63)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$13.38 to $13.48		$9.43 to $9.45		$21.28 to $21.39		$15.55 to $15.59
Net Assets, End of Period (000’s)	$134		$27		$166		$66
Accumulation Units Outstanding, End of Period (000’s)	10		3		8		4
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.35% to 0.60%	(d)	0.35% to 0.60%		0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(f)	0.00%	(d)(f)	0.33%	(f)	0.00%	(d)(f)

B-50	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

	MFS Global Equity Series—Initial Class Sub-Account				MFS Investors Growth Stock Series— Initial Class Sub-Account
	For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	31.20% to 31.65%		(34.17)% to (33.94)%	(c)	38.72% to 39.07%		(37.25)% to (37.03)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$13.36 to $13.45		$10.18 to $10.22		$10.29 to $10.34		$7.41 to $7.44
Net Assets, End of Period (000’s)	$614		$340		$384		$198
Accumulation Units Outstanding, End of Period (000’s)	46		33		37		27
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.35% to 0.60%	(d)	0.35% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.88%	(f)	0.00%	(d)(f)	0.75%	(f)	0.00%	(d)(f)

	MFS Utilities Series—Initial Class Sub-Account				Neuberger Berman Advisers Management Trust Partners Portfolio—I Class Sub-Account
	For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	32.42% to 32.75%		(37.98)% to (37.82)%	(c)	55.14% to 55.69%		(52.68)% to (52.51)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$28.28 to $28.42		$21.38 to $21.43		$15.24 to $15.35		$9.82 to $9.86
Net Assets, End of Period (000’s)	$467		$105		$707		$205
Accumulation Units Outstanding, End of Period (000’s)	16		5		46		21
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.35% to 0.60%		0.25% to 0.50%	(d)	0.25% to 0.60%		0.25% to 0.50%	(d)
Ratio of Investment Income to Average Net Assets	3.74%	(f)	0.00%	(d)(f)	14.62%	(f)	0.82%	(d)(f)

	Neuberger Berman Advisers Management Trust Regency Portfolio—I Class Sub-Account				PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account
	For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	45.69% to 46.20%		(46.14)% to (46.01)%	(c)	21.01% to 21.43%		(16.21)% to (16.00)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$12.73 to $12.82		$8.74 to $8.76		$12.37 to $12.46		$10.22 to $10.25
Net Assets, End of Period (000’s)	$224		$52		$1,464		$190
Accumulation Units Outstanding, End of Period (000’s)	17		6		118		19
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.35% to 0.50%	(d)	0.25% to 0.60%		0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.92%	(f)	0.51%	(d)(f)	10.76%	(f)	7.84%	(d)(f)

Single Premium Immediate Annuities ■ Statement of Additional Information	B-51

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account				PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account
	For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	16.34% to 16.75%		(1.28)% to (0.94)%	(c)	17.86% to 18.28%		(7.47)% to (7.15)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$14.74 to $14.85		$12.67 to $12.72		$13.78 to $13.88		$11.69 to $11.74
Net Assets, End of Period (000’s)	$2,491		$1,049		$11,946		$1,952
Accumulation Units Outstanding, End of Period (000’s)	168		83		863		167
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%	(d)	0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	3.28%	(f)	2.31%	(d)(f)	3.10%	(f)	2.18%	(d)(f)

	PVC Equity Income Account Sub-Account				PVC MidCap Blend Account—Class 1 Sub-Account
	For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period October 23, 2009 (commencement of operations) to December 31, 2009 Intelligent Variable Annuity

Total Return Lowest to Highest (h)	19.29% to 19.71%		(34.34)% to (34.17)%	(c)	3.84% to 3.91%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$15.13 to $15.24		$12.68 to $12.71		$13.62 to $13.72
Net Assets, End of Period (000’s)	$2,586		$181		$684
Accumulation Units Outstanding, End of Period (000’s)	170		14		50
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.35% to 0.60%	(d)	0.25% to 0.60%
Ratio of Investment Income to Average Net Assets	6.51%	(f)	0.00%	(d)(f)	0.00%	(d)(f)

	Jennison 20/20 Focus Portfolio—Class II Sub-Account				Natural Resources Portfolio—Class II Sub-Account
	For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	56.46% to 57.01%		(39.76)% to (39.55)%	(c)	75.36% to 75.97%		(53.47)% to (53.30)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$16.40 to $16.52		$10.48 to $10.54		$54.88 to $55.27		$31.29 to $31.46
Net Assets, End of Period (000’s)	$2,033		$240		$1,756		$251
Accumulation Units Outstanding, End of Period (000’s)	123		23		32		8
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%	(d)	0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(f)	0.00%	(d)(f)	0.24%	(f)	0.03%	(d)(f)

B-52	Statement of Additional Information ■ Single Premium Immediate Annuities

concluded

	Value Portfolio—Class II Sub-Account				Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account
	For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	40.54% to 41.04%		(42.90)% to (42.70)%	(c)	57.10% to 57.65%		(43.61)% to (43.41)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$21.66 to $21.82		$15.41 to $15.47		$13.26 to $13.36		$8.44 to $8.47
Net Assets, End of Period (000’s)	$2,008		$343		$605		$156
Accumulation Units Outstanding, End of Period (000’s)	92		22		45		19
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%	(d)	0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.08%	(f)	0.00%	(d)(f)	0.00%	(f)	4.97%	(d)(f)

	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account				Wanger International Sub-Account
	For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	34.40% to 34.86%		(27.62)% to (27.36)%	(c)	48.89% to 49.41%		(45.93)% to (45.79)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$10.15 to $10.23		$7.55 to $7.58		$35.44 to $35.70		$23.80 to $23.87
Net Assets, End of Period (000’s)	$1,515		$286		$748		$85
Accumulation Units Outstanding, End of Period (000’s)	148		38		21		4
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%	(d)	0.25% to 0.60%		0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(f)	1.31%	(d)(f)	3.13%	(f)	0.00%	(d)(f)

	Wanger Select Sub-Account				Wanger USA Sub-Account
	For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	65.19% to 65.77%		(49.39)% to (49.25)%	(c)	41.38% to 41.87%		(40.05)% to (39.84)%	(c)
Accumulation Unit Value, End of Period Lowest to Highest	$23.48 to $23.65		$14.21 to $14.25		$30.72 to $30.95		$21.73 to $21.81
Net Assets, End of Period (000’s)	$1,078		$67		$430		$43
Accumulation Units Outstanding, End of Period (000’s)	46		5		14		2
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.35% to 0.60%	(d)	0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(f)	0.00%	(d)(f)	0.00%	(f)	0.00%	(d)(f)

Single Premium Immediate Annuities ■ Statement of Additional Information	B-53

INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY
December 31, 2009
B-55	Report of Independent Auditors

Statutory–Basis Financial Statements:
B-56	Statements of Admitted Assets, Liabilities and Capital and Surplus
B-57	Statements of Operations
B-58	Statements of Changes in Capital and Surplus
B-59	Statements of Cash Flows
B-60	Notes to Financial Statements

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
B-79	Report of Management Responsibility
B-80	Report of Independent Auditors

Statutory–Basis Financial Statements:
B-81	Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-82	Statements of Operations
B-83	Statements of Changes in Capital and Contingency Reserves
B-84	Statements of Cash Flow
B-85	Notes to Statutory–Basis Financial Statements

B-54	Statement of Additional Information ■ Single Premium Immediate Annuities

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of

TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and surplus of TIAA-CREF Life Insurance Company (the “Company”) as of December 31, 2009 and 2008, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on December 31, 2009, the Company adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes-Revised, A Temporary Replacement of SSAP No.10.

As discussed in Note 2 to the financial statements, as of July 1, 2009, the Company adopted Statement of Statutory Accounting Principles No. 43R, Loan-backed and Structured Securities. This statement superceded Statement of Statutory Accounting Principles No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities, which was previously adopted by the Company on January 1, 2008.

New York, New York

April 12, 2010

Single Premium Immediate Annuities ■ Statement of Additional Information	B-55

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

TIAA-CREF LIFE INSURANCE COMPANY

	December 31,
(in thousands)	2009	2008

ADMITTED ASSETS
Bonds	$2,385,576	$2,130,765
Preferred stocks	5,502	43,899
Mortgage loans	61,415	80,822
Other long-term investments	1,828	2,170
Cash, cash equivalents and short-term investments	110,885	104,993
Investment income due and accrued	30,123	28,000
Separate account assets	703,712	513,568
Federal income tax recoverable from TIAA	755	206
Net deferred federal income tax asset	8,799	2,196
Other assets	10,493	10,966
Total admitted assets	$3,319,088	$2,917,585

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$2,263,530	$2,125,092
Asset valuation reserve	292	908
Interest maintenance reserve	4,983	2,161
Separate account liabilities	680,135	493,427
Other liabilities	16,835	15,666
Total liabilities	2,965,775	2,637,254

Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	357,500	287,500
Surplus (Deficit)	(6,687)	(9,669)
Total capital and surplus	353,313	280,331
Total liabilities, capital and surplus	$3,319,088	$2,917,585

B-56	Statement of Additional Information ■ Single Premium Immediate Annuities	SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TIAA-CREF LIFE INSURANCE COMPANY

	For the Years Ended December 31,
(in thousands)	2009	2008	2007

REVENUES
Insurance and annuity premiums and other considerations	$232,200	$169,340	$171,025
Net investment income	131,115	123,083	128,431
Total revenues	$363,315	$292,423	$299,456

EXPENSES
Policy and contract benefits	$142,267	$155,949	$227,863
Increase (decrease) in policy and contract reserves	55,901	36,718	(121,111)
Net operating expenses	42,778	40,429	43,988
Net transfers to separate accounts	75,252	20,880	97,470
Other benefits and expenses	22,759	22,878	26,649
Total expenses	$338,957	$276,854	$274,859

Income before federal income tax and net realized capital losses	$24,358	$15,569	$24,597
Federal income tax expense	11,922	4,005	6,173
Net realized capital losses less capital gains taxes, after transfers to the interest maintenance reserve	(19,452)	(73,040)	(8,326)
Net (loss) income	$(7,016)	$(61,476)	$10,098

SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS Single Premium Immediate Annuities ■ Statement of Additional Information	B-57

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

TIAA-CREF LIFE INSURANCE COMPANY

(in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
Balance, December 31, 2006	$2,500	$287,500	$50,553	$340,553
Net income			10,098	10,098
Net unrealized capital losses on investments			(566)	(566)
Change in asset valuation reserve			5,453	5,453
Changes in surplus in separate accounts			14	14
Change in net deferred income tax			1,692	1,692
Change in non-admitted assets:
Deferred federal income tax asset			(1,215)	(1,215)
Deferred premium asset limitation			(23,899)	(23,899)
Balance, December 31, 2007	$2,500	$287,500	$42,130	$332,130

Net loss			(61,476)	(61,476)
Net unrealized capital gains on investments			759	759
Change in asset valuation reserve			9,418	9,418
Changes in surplus in separate accounts			(3)	(3)
Change in net deferred income tax			24,289	24,289
Change in non-admitted assets:
Deferred federal income tax asset			(24,599)	(24,599)
Deferred premium asset limitation			(540)	(540)
Other assets			(152)	(152)
Prior year income adjustment			505	505
Balance, December 31, 2008	$2,500	$287,500	$(9,669)	$280,331

Net loss			(7,016)	(7,016)
Net unrealized capital loss on investments			(1,706)	(1,706)
Change in asset valuation reserve			616	616
Change in accounting principle (Adoption of SSAP 43R)			4,290	4,290
Change in accounting principle (Adoption of SSAP 10R)			3,967	3,967
Changes in surplus in separate accounts			3,436	3,436
Change in liability for reinsurance in unauthorized companies			(1,692)	(1,692)
Change in net deferred income tax			9,286	9,286
Change in non-admitted assets:
Deferred federal income tax asset			(6,650)	(6,650)
Deferred premium asset limitation			(609)	(609)
Other invested assets			(1,089)	(1,089)
Other assets			149	149
Capital contribution		70,000		70,000
Balance, December 31, 2009	$2,500	$357,500	$(6,687)	$353,313

B-58	Statement of Additional Information ■ Single Premium Immediate Annuities	SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TIAA-CREF LIFE INSURANCE COMPANY

	For the Years Ended December 31,
(in thousands)	2009	2008	2007

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$233,062	$167,633	$168,219
Miscellaneous income	11,038	11,086	10,447
Net investment income	149,949	159,979	175,187
Total Receipts	394,049	338,698	353,853
Policy and contract benefits	142,795	155,756	227,960
Operating expenses	46,194	43,853	50,352
Federal income tax expense	12,470	3,457	3,062
Net transfers to separate accounts	75,912	38,763	98,701
Total Disbursements	277,371	241,829	380,075
Net cash from operations	116,678	96,869	(26,222)

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	477,366	692,794	657,595
Stocks	4,846	3,853	17,166
Mortgage loans	19,407	9,511	19,419
Miscellaneous proceeds	259	75	30
Cost of investments acquired:
Bonds	731,034	752,219	553,737
Stocks	2,925	2,800	46,656
Miscellaneous applications	—	3,093	1,779
Net increase in contract loans and premium notes	735	276	311
Net cash from investments	(232,816)	(52,155)	91,727

CASH FROM FINANCING AND OTHER
Additional paid in capital	70,000	—	—
Net deposits on deposit-type contracts funds	51,796	13,995	(104,539)
Other cash provided (applied)	234	(15,282)	(12,578)
Net cash from financing and other	122,030	(1,287)	(117,117)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	5,892	43,427	(51,612)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	104,993	61,566	113,178
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$110,885	$104,993	$61,566

SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS Single Premium Immediate Annuities ■ Statement of Additional Information	B-59

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2009

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, term-life insurance and single premium immediate annuities.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”); a comprehensive basis of accounting that differs from generally accepted accounting principles in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of more conservative interest rates and mortality tables. The deferred premium asset limitation results from the Department requiring that any deferred premium asset established along with the corresponding mean reserve should be reduced by the proportionate amount reinsured on a coinsurance basis. Under this approach the deferred premium asset for reinsurance is adjusted based upon the premium mode of the direct policy rather than the premium mode of the reinsurance agreement.

	For the Years Ended December 31,
(in thousands)	2009	2008	2007
Net (Loss) Income, New York SAP	$(7,016)	$(61,476)	$10,098
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	101	80	105
Deferred and Payout Annuities issued after 2000	(1)	(2)	(2)
Net (Loss) Income, NAIC SAP	$(6,916)	$(61,398)	$10,201

Capital and Surplus, New York SAP	$353,313	$280,331	$332,130
New York SAP Prescribed Practices:
Deferred Premium Asset Limitation	25,049	24,440	23,899
Additional Reserves for:
Term Conversions	1,045	944	864
Deferred and Payout Annuities issued after 2000	3	4	6
Capital and Surplus, NAIC SAP	$379,410	$305,719	$356,899

Generally Accepted Accounting Principles in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows.

Under GAAP:

•

The Asset Valuation Reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred for securities designated as trading as a component of equity for securities designated available for sale;

•

The Interest Maintenance Reserve (“IMR”) is eliminated and realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into income over the remaining life of the investments sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs are deferred and amortized over the life of the policies issued rather than being charged to operations as incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

B-60	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost;

•

Impairments on securities other than loan-backed and structured securities are recorded as OTTI through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity;

•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax asset expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable;

•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•

Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item, when hedge accounting is applied. Declines in fair value are recorded through earnings. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met. Replication (synthetic asset) transactions (“RSAT”) are not recognized;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The Company assumes that the effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the date of the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Corporate bonds are stated at amortized cost using the current effective interest method. Corporate bonds that are held for sale or rated NAIC 6 or non-agency residential mortgage-backed securities (“RMBS”) determined by the NAIC guidelines are held at the lower of amortized cost or fair value. For other-than-temporary impairments, the cost basis of a corporate bond is written down as a realized loss to fair value.

Included within bonds are loan-backed and structured securities. For these securities, estimated future cash flows and expected repayment schedules are used to calculate income including amortization for loan-backed and structured securities on the prospective method. Loan-backed and structured securities not in default are stated at amortized cost. Loan-backed and structured securities held for sale or rated NAIC 6 or non-agency RMBS determine by the NAIC guidelines are held at the lower of amortized cost or fair value. The carrying value of loan-backed and structured securities in default is based upon estimated cash flows discounted at the current effective yield when the intent and ability exists to hold the security until recovery of that value otherwise such securities are carried at the lower of carrying or fair value.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6, which are stated at the lower of amortized cost or fair value.

Common Stocks: Common stocks of unaffiliated companies are stated at fair value, which is based on quoted market prices. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. Mortgages held for sale are stated at the lower of amortized cost or fair value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains/losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus; (2) non-insurance

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Cash Equivalents: Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at date of purchase, are stated at amortized cost.

Contract Loans: Contract loans are stated at outstanding principal balances.

Limited Partnerships and Limited Liability Companies: Investments in limited partnerships and limited liability companies are carried at the Company’s percentage of the underlying GAAP equity of the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders and carried at market value.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company uses derivative instruments for hedging and income generation. Derivatives used by the Company may include, but are not limited to, foreign currency, interest rate and credit default swaps, foreign currency forwards, options and interest rate cap contracts.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a Replication Synthetic Asset Transaction is carried at unamortized premiums received or paid, adjusted for any impairments. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally furniture and equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax assets (“DFIT”). The non-admitted portion of the DFIT asset was $37,592 thousand and $34,909 thousand at December 31, 2009 and 2008, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Policy and Contract Reserves: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holders.

Application of New Accounting Pronouncements: SSAP No. 43R—Loan-backed and Structured Securities—Revised, effective September 30, 2009, which superceded SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities, provides statutory accounting guidance for loan-backed and structured securities and incorporates certain principles underlying recent changes in GAAP other-than-temporary impairment (“OTTI”) guidance for statutory reporting. The financial impact in 2009 of the adoption of SSAP No. 43R at September 30, 2009, by the Company, was a $4,290 thousand increase in surplus as an adjustment as of July 1, 2009 and is recognized as a cumulative effect due to a change in accounting principle.

SSAP No. 43R guidance results in an OTTI recorded through earnings for the difference between amortized cost and the present value of discounted cash flows. Declines in fair value related to non-credit declines are not recognized in earnings and require disclosure only if the entity has the intent and ability to hold to recovery. The guidance requires a recognized realized loss recorded in earnings for the difference between fair value and amortized cost if the entity intends or is required to sell the investment at the measurement date. The entity is required to evaluate discounted cash flows quarterly to assess credit deterioration.

For reporting periods beginning on or after January 1, 2009, SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities established statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement was accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods were required. The Company elected to adopt SSAP No. 98 which resulted in an additional $12,378 thousand of realized losses being recognized at December 31, 2008.

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continued

SSAP No. 10R—Revised, Income Taxes, is effective as of December 31, 2009 for the 2009 annual financial statements and the 2010 interim and annual financial statements only. For entities that meet specified capital requirements, the revised statement increases the admitted deferred federal income tax asset ceiling by increasing the limit from 10 to 15 percent of capital and surplus and by extending the recoverable period from 1 to 3 years. The change resulting from the modification of this statement is accounted for as a change in accounting principle. The adoption of SSAP No. 10R resulted in an additional $3,967 thousand of admitted deferred tax assets recognized as of December 31, 2009. A recommendation by the NAIC on the appropriate determination for admitting deferred tax assets for reporting periods after December 31, 2010 will be made at a later date.

For reporting periods beginning on or after January 1, 2009, SSAP No. 99—Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment, establishes standards for the treatment of premiums or discounts applicable to certain securities subsequent to the recognition of an OTTI. The other-than-temporarily impaired security is recorded as if the security had been purchased on the measurement date of the other-than-temporary impairment. The discount or reduced premium associated with the other-than-temporary impaired security, based on the new cost basis, is amortized over the remaining life of the security, to the extent recoverable in a prospective manner based on the amount and timing of future estimated cash flows. The change resulting from the adoption of this statement is accounted for prospectively. No cumulative effect adjustment or application of the new guidance to prior events or periods is required.

For reporting periods ending on or after December 31, 2007, SSAP No. 97—Investment in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88, was implemented. The statement establishes statutory accounting principles for investments in subsidiaries, controlled and affiliated entities. SSAP No. 97 clarified the basis that a company could use to value its equity investment in its investment subsidiaries.

For reporting periods ending December 31, 2007 and thereafter, SSAP No. 96—Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25, became effective. This statement established a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date.

The statement requires transactions between related parties to be in the form of a written agreement and must provide for timely settlement of amounts owed, with a specific due date.

The NAIC issued modifications to allow multiple market based valuations to be utilized as an alternative to published SVO unit prices. The Company adopted this guidance effective December 31, 2008.

The NAIC issued additional disclosure requirements for credit derivatives, amendments to SSAP No. 86—Accounting for Derivatives Instruments and Hedging Activities and SSAP No. 5—Liabilities, Contingencies and Impairments of Assets. The Company adopted this guidance effective December 31, 2008.

Note 3—long term bonds and preferred stocks

The carrying value, amortized cost, estimated fair values, and the unrealized gains and losses of long-term bonds and preferred stocks at December 31, 2009 are shown below (in thousands):

			Gross Unrealized
	Carrying Value	Amortized Cost	Gains	Losses	Estimated Fair Value
Bonds:
U.S. Governments	$22,374	$22,374	$2,042	$(239)	$24,177
States, Territories & Possessions	8,997	8,997	415	—	9,412
Political Subdivisions of States, Territories, & Possessions	2,564	2,564	18	—	2,582
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	222,329	222,329	10,884	(7,652)	225,561
Industrial & Miscellaneous	2,088,874	2,090,743	106,516	(71,273)	2,125,986
Hybrids	40,438	40,438	913	(3,938)	37,413
Total Bonds	2,385,576	2,387,445	120,788	(83,102)	2,425,131
Preferred Stocks	5,502	5,502	481	—	5,983
Total Bonds and Preferred Stocks	$2,391,078	$2,392,947	$121,269	$(83,102)	$2,431,114

As of January 1, 2009, $37,956 thousand of hybrid preferred stocks were transferred to the bond portfolio from the preferred stock portfolio due to changes in the NAIC requirements for the classification of securities.

The carrying value, amortized cost, estimated fair values, and the unrealized gains and losses of long-term bonds and preferred stocks at December 31, 2008 are shown below (in thousands):

			Gross Unrealized
	Carrying Value	Amortized Cost	Gains	Losses	Estimated Fair Value
Bonds:
U.S. Governments	$12,443	$12,443	$3,714	$—	$16,157
States, Territories & Possessions	17,742	17,742	57	(760)	17,039
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	196,832	196,832	5,737	(812)	201,757
Public Utilities	344,490	344,491	5,516	(12,503)	337,504
Industrial & Miscellaneous	1,559,258	1,559,353	15,339	(187,576)	1,387,116
Total Bonds	2,130,765	2,130,861	30,363	(201,651)	1,959,573
Preferred Stocks	43,899	43,899	—	(13,633)	30,266
Total Bonds and Preferred Stocks	$2,174,664	$2,174,760	$30,363	$(215,284)	$1,989,839

Single Premium Immediate Annuities ■ Statement of Additional Information	B-63

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

Impairment Review Process: All securities are subjected to the Company’s process for identifying other-than-temporary impairments. The Company writes down securities that it deems to have an other than temporary impairment in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities.

Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Unrealized Losses on Bonds and Preferred Stocks: The gross unrealized losses and estimated fair values for securities, by the length of time that individual securities had been in a continuous unrealized loss position for 2009 and 2008 are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2009
Corporate bonds	$105,810	$(2,385)	$103,425	$172,192	$(14,083)	$158,109
Loaned-backed and structured bonds	23,985	(3,402)	20,583	198,733	(63,232)	135,501
Total bonds	$129,795	$(5,787)	$124,008	$370,925	$(77,315)	$293,610
Preferred stocks	—	—	—	—	—	—
Total bonds and preferred stocks	$129,795	$(5,787)	$124,008	$370,925	$(77,315)	$293,610

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2008
Corporate bonds	$808,594	$(54,706)	$753,888	$300,975	$(38,503)	$262,472
Loaned-backed and structured bonds	125,864	(18,859)	107,005	217,381	(89,583)	127,798
Total bonds	$934,458	$(73,565)	$860,893	$518,356	$(128,086)	$390,270
Preferred stocks	20,101	(5,310)	14,791	23,798	(8,323)	15,475
Total bonds and preferred stocks	$954,559	$(78,875)	$875,684	$542,154	$(136,409)	$405,745

For 2009, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in residential mortgage-backed securities (56%). The preceding percentage was calculated as a percentage of the gross unrealized loss.

For 2009, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (59%) and asset-backed securities (19%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

For 2008, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in finance (26%) and commercial mortgage-backed securities (14%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

For 2008, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (46%), asset-backed securities (19%) and finance (13%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline is primarily attributable to increased market yields caused principally by an extensive widening of credit spreads at December 31, 2009, resulting from diminished market liquidity as opposed to a long-term deterioration in credit quality. The Company currently intends and has the ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other–than temporarily impaired.

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continued

Scheduled Maturities of Bonds: The statutory carrying values and estimated fair values of long-term bond investments by contractual maturity are shown below ($ in thousands):

	December 31, 2009			December 31, 2008
	Carrying Value	% of Total	Estimated Fair Value	Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$189,365	7.9%	$197,884	$272,201	12.8%	$270,214
Due after one year through five years	1,204,102	50.5	1,269,766	840,705	39.4	804,091
Due after five years through ten years	120,713	5.1	130,286	210,211	9.9	200,794
Due after ten years	385,245	16.1	392,566	259,852	12.2	238,084
Subtotal	1,899,425	79.6	1,990,502	1,582,969	74.3	1,513,183
Residential mortgage-backed securities	208,161	8.7	213,975	215,016	10.1	220,166
Commercial mortgage-backed securities	127,760	5.4	82,779	152,839	7.2	79,205
Asset-backed securities	150,230	6.3	137,876	179,941	8.4	147,019
Subtotal	486,151	20.4	434,630	547,796	25.7	446,390
Total	$2,385,576	100.0%	$2,425,132	$2,130,765	100.0%	$1,959,573

Bonds, not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

For the year ended December 31, 2009, the preceding table has included NAIC 6 long-term bond investments totaling approximately $1,508 thousand of which $1,125 thousand are categorized as one year or less and $383 thousand are categorized as residential mortgage-backed securities.

For the year ended December 31, 2009, the preceding table has included under asset-backed securities is the Company’s exposure to sub-prime mortgage investments totaling $34,080 thousand. Eighty-five percent (85%) of the sub-prime securities were rated investment grade (NAIC 1 and 2).

For the year ended December 31, 2008, the preceding table has included NAIC 6 and 6Z long-term investments totaling approximately $24,259 thousand of which $4,813 thousand are categorized as one year or less, $12,331 thousand are categorized as due after one year through five years, $4,363 thousand are categorized as due after ten years and $1,751 thousand are categorized as residential mortgage-backed securities and $1,001 thousand are categorized as asset-backed securities.

For the year ended December 31, 2008 the preceding table has included under asset-backed securities is the Company’s exposure to sub-prime mortgage investments totaling $45,483 thousand. Ninety-eight percent (98%) of the subprime securities were rated investment grade (NAIC 1 and 2).

Bond Credit Quality and Diversification: At December 31, 2009 and 2008, approximately 98.1% and 98.0%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2009	2008
Public utilities	16.9%	16.9%
Manufacturing	16.9	11.9
Finance and financial services	15.3	16.4
Oil and gas	10.0	7.6
Residential mortgage-backed securities	8.7	10.1
Asset-backed securities	6.3	8.5
Commercial mortgage-backed securities	5.4	7.2
Communication	5.4	6.0
Services	3.6	4.3
Transportation	3.3	2.9
Retail and wholesale trade	3.1	2.5
U.S. and Other Government	2.5	1.4
Mining	1.7	1.9
REIT	0.9	1.9
Revenue and Special Obligation	—	0.5
Total	100.0%	100.0%

Trouble Debt Restructuring: During 2009 and 2008, the Company recorded bonds and stocks acquired through troubled debt restructurings with book values aggregating $208 thousand and $0, respectively, through non-monetary transactions. When restructuring troubled debt, the Company generally accounts for assets at their fair value at the time of restructuring or at the carrying value of the assets given up if lower. If the fair value is less than the carrying value of the assets given up, the required write-down is recognized as a realized capital loss. The Company acquired bonds and stocks through exchanges aggregating $43,618 thousand and $24,463 thousand during the year ended December 31, 2009 and 2008, respectively. When exchanging securities, the Company generally accounts for assets at their fair value or at the book value if lower unless the exchange was as a result of restricted securities under SEC rule 144A exchanged for unrestricted securities, which are accounted for at book value.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-65

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

For the years ended December 31, 2009 and 2008, the Company did not have any bonds and stocks denominated in foreign currency.

Debt securities amounting to approximately $8,612 thousand and $8,674 thousand at December 31, 2009 and 2008, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company does not have any restricted preferred stock.

LOAN-BACKED AND STRUCTURED SECURITIES OTTI

The Company primarily uses third party pricing vendors and to a lesser extent broker quotes in determining the fair value of it loan-backed and structured securities. Generally, each bond in the portfolio was priced individually utilizing the most recent price available.

Prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from the 3, 6 or 12 month experience for a particular transaction and vary by security type and vintage.

The following table represents the top ten exposures of loan-backed and structured securities (agency-backed securities are excluded from the table) as of December 31, 2009 (in thousands):

Name	Carrying Value	Estimated Fair Value
GMSL 2005-A	$14,961	$12,216
MLMT 2005-LC1	14,025	8,355
CSFB 2005-C6	13,669	9,058
GMACC 2005-C1	10,025	4,910
CABMT 2008-1A	10,000	9,980
DCENT 2008-A2	10,000	10,012
WBCMT 2006-WL7A	10,000	6,773
WBCMT 2007-WHL8	10,000	6,998
WBCMT 2005-C21	9,837	4,627
SMRTF 2007-2	9,834	9,873
Total	$112,351	$82,802

At December 31, 2008, the Company changed from the retrospective to the prospective method due to negative yields on securities totaling $2,517 thousand carrying value.

The following table represents OTTI on loaned-backed and structured securities with the intent to sell and/or the lack of intent to retain or inability to hold for each quarter of 2009 (in thousands).

	1	2		3
	Amortized Cost Basis Before Other-than- Temporary Impairment	2a Interest	2b Non-Interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter of 2009
a. Intent to sell	$1,875	$—	$454	$1,421
b. Inability or lack of intent to retain	—	—	—	—
Total 1st Quarter	$1,875	$—	$454	$1,421

Annual Aggregate Total		$—	$454

For the quarters ending June 30, 2009, September 30, 2009 and December 31, 2009 there were no impairments recorded due to intent to sell.

During 2009 the Company sold loan-backed and structured securities with a realized gain of $1,321 thousand.

The following table represents loan-backed and structured securities with a recognized other-than-temporary impairment and currently held at December 31, 2009 where the present value of cash flows expected to be collected is less than the amortized cost (in thousands).

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value	Financial Reporting Period
126171AQ0	$4,979	$4,294	*	$(685)	$4,294	$1,184	4Q 2009
161551GA8	9	4	*	(5)	4	1	4Q 2009
525221EB9	4,999	4,977	*	(23)	4,976	2,699	4Q 2009
33848JAC9	5,000	3,183	*	(1,817)	3,183	2,894	3Q 2009
12670BAC3	4,340	2,217	*	(2,123)	2,217	1,556	3Q 2009
161551GA8	3	—	[1]	(2)	1	1	2Q 2009
52521RAS0	3,174	—	[1]	(1,673)	1,501	1,501	2Q 2009
015386AD7	1,875	—	[1]	(454)	1,421	1,421	1Q 2009
161551GA8	6	—	[1]	(6)	—	1	1Q 2009
05948KZV4	5,975	—	[1]	(4,890)	1,085	1,085	4Q 2008
05948KZW2	1,289	—	[1]	(942)	347	347	4Q 2008
161546CR5	54	—	[1]	(54)	—	12	4Q 2008
161551GA8	13	—	[1]	(7)	6	6	4Q 2008
76113GAC2	4,757	—	[1]	(4,437)	320	320	4Q 2008
20847TBL4	2,370	—	[1]	(1,780)	590	590	3Q 2008
05948KZW2	1,578	1,338	[2]	(240)	1,338	594	3Q 2008
05948KZW2	2,448	1,626	[2]	(821)	1,627	1,103	2Q 2008
Total	$42,869	$17,639		$(19,959)	$22,910	$15,315

*	Projected cash flows are provided for securities impaired under SSAP 43R adoption

[1]	Impairment based on Fair Value

[2]	Impairment based on undiscounted cash flows

Note 4—mortgage loans

The Company originates mortgages that are principally collateralized by commercial real estate. The Company also acquires mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. The Company did not originate conventional loans or acquire mezzanine loans during 2009 therefore there was no coupon rate or maximum percentage of any one loan to the value of the security at the time of the loan.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with impaired values at December 31, 2009, and 2008 have been written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale have been written down to the current fair value of the loan, as shown in the table

B-66	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

below. For impaired mortgage loans where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in thousands):

	2009	2008	2007
Investment in impaired mortgage loans, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$—
Related temporary allowances for credit losses	$—	$—	$—
Investment in impaired mortgage loans, net of other-than-temporary impairment losses recognized	$—	$—	$4,964
Related write-downs for other-than-temporary impairments	$—	$—	$(3,000)
Average investments in impaired mortgage loans	$—	$2,037	$11,912
Interest income recognized on impaired mortgage loans during the period	$—	$170	$596
Interest income recognized on a cash basis during the period	$—	$197	$649

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution ($ in thousands):

	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type
Shopping centers	$37,663	61.3%	$38,207	47.3%
Office building	18,360	29.9	37,119	45.9
Apartments	5,392	8.8	5,496	6.8
Total	$61,415	100.0%	$80,822	100.0%

	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
Geographic Region
South Atlantic	$26,460	43.1%	$27,191	33.6%
North Central	20,614	33.5	20,614	25.5
Pacific	—	0.0	18,395	22.8
Mountain	8,949	14.6	9,126	11.3
South Central	5,392	8.8	5,496	6.8
Middle Atlantic	—	0.0	—	0.0
Total	$61,415	100.0%	$80,822	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

Pacific states are AK, CA, HI, OR and WA

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Middle-Atlantic states are PA, NJ and NY

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

Other comprises investments in foreign countries, primarily in Canada.

At December 31, 2009, 33.5% of the mortgage portfolio was invested in Ohio in the North Central region and approximately 29.9% of the mortgage portfolio was invested in District of Columbia in the South Atlantic region. At December 31, 2008, 25.5% of the mortgage portfolio was invested in Ohio in the North Central region and approximately 23.2% of the mortgage portfolio was invested in District of Columbia in the South Atlantic region.

Scheduled Mortgage Loan Maturities: The following table set forth the contractual maturity schedule of mortgage loans ($ in thousands):

	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$1,119	1.8%	$19,073	23.6%
Due after one year through five years	54,374	88.5	55,341	68.5
Due after five years through ten years	2,885	4.7	2,727	3.4
Due after ten years	3,037	5.0	3,681	4.5
Total	$61,415	100.0%	$80,822	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgages with restructured or modified terms at December 31, 2009 and 2008 and thus no investment income was earned on such mortgages. When restructuring mortgages, the Company generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than eighteen months is non-admitted. Cash received on impaired mortgages that are performing according to their contractual terms is applied in accordance with those terms. For mortgages in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgages with interest more that 180 days past due at December 31, 2009 or 2008.

During 2009, the Company did not reduce the interest rate of outstanding loans.

The Company has no reverse mortgages as of December 31, 2009 and 2008.

The Company has no mortgage loans denominated in foreign currency for the years ended December 31, 2009 and 2008.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage loan portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—subsidiaries and affiliates

The Company is a direct wholly-owned insurance subsidiary of TIAA, an insurance company domiciled in the State of New York. TIAA-CREF Life Insurance Agency (“Agency”) is the sole operating subsidiary of TIAA-CREF Life. The Company has no

Single Premium Immediate Annuities ■ Statement of Additional Information	B-67

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

investments in subsidiary, controlled and affiliated entities that exceed 10% of its admitted assets. To conform to the NAIC Annual Statement presentation, Agency’s carrying value of $1,089 thousand and $1,077 thousand for December 31, 2009 and 2008, respectively, is reported as other invested assets. For the year ended December 31, 2009, Agency’s carrying value was non-admitted. The carrying value of Agency was not impaired for the years ended December 31, 2009 or 2008.

During 2009 and 2008, there was no net amount due from insurance subsidiaries and affiliates.

Note 6—other long-term investments

The Company’s carrying value of other long-term investments, which are primarily the interest in Agency and contract loans, at December 31, 2009 and 2008 was $1,828 thousand and $2,170 thousand, respectively.

Note 7—commitments

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of mortgages commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. At December 31, 2009, the Company had no outstanding commitments to fund future investments.

Note 8—investment income and capital gains and losses

Net Investment Income: The components of net investment income were as follows (in thousands):

	2009	2008	2007
Bonds	$127,789	$115,087	$118,576
Stocks	252	4,128	3,015
Mortgage loans	1,806	3,765	5,420
Cash, cash equivalents and short-term investments	2,672	1,893	4,768
Other long-term investments	17	(95)	(207)
Total gross investment income	$132,536	$124,778	$131,572
Less investment expenses	(2,215)	(3,011)	(2,985)
Net investment income before amortization of net IMR gains (losses)	130,321	121,767	128,587
Amortization of net IMR gains (losses)	794	1,316	(156)
Net investment income	$131,115	$123,083	$128,431

Due and accrued income is excluded from net investment income is as follows: Bonds and preferred stocks in default; mortgage loans with amounts greater than the excess of the property value over the unpaid principal balance and on mortgages in default more than eighteen months. Total due and accrued income excluded from net income was $0, $2 thousand and $0 for the years ended December 31, 2009, 2008 and 2007, respectively.

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to other than temporary impairments for the years ended December 31 were as follows (in thousands):

	2009	2008	2007
Bonds	$(17,575)	$(52,575)	$(6,211)
Stocks	1,480	(18,417)	(746)
Mortgage loans	—	3,217	(2,938)
Derivative instruments	—	(3,093)	(1,779)
Cash, cash equivalent and short-term investments	259	76	29
Total before capital gains taxes and transfers to the IMR	(15,836)	(70,792)	(11,645)
Transfers to the IMR	(3,616)	(2,248)	3,319
Capital gains taxes	—	—	—
Net realized capital losses less capital gains taxes, after transfers to the IMR	$(19,452)	$(73,040)	$(8,326)

Reflected in the table above as realized capital losses are write-downs of bonds resulting from impairments that are considered to be other-than-temporary that were $21,280 thousand, $48,451 thousand and $7,643 thousand at December 31, 2009, 2008 and 2007, respectively. Write-downs of preferred stocks resulting from impairments that are considered to be other-than-temporary were $0, $15,778 thousand and $650 thousand at December 31, 2009, 2008 and 2007, respectively. Write-downs of mortgages resulting from impairments that are considered to be other-than-temporary were $0 for the years ended December 31, 2009 and 2008, respectively and $3,000 thousand at December 31, 2007.

Proceeds from sales of long-term bond investments during 2009, 2008 and 2007 were $64,398 thousand, $55,617 thousand and $42,587 thousand, respectively. Net gains of $7,497 thousand, $6,245 thousand and $2,036 thousand, and net losses, excluding impairments considered to be other-than-temporary, of $3,792 thousand, $10,369 thousand and $604 thousand were realized during 2009, 2008 and 2007, respectively.

Unrealized Capital Gains and Losses: For 2009, 2008 and 2007, the net change of unrealized capital gains (losses) in investments, resulting in a net increase (decrease) in valuation of investments was approximately $(1,706) thousand, $759 thousand and $(566) thousand, respectively.

Note 9—disclosures about fair value of financial instruments

Fair Value Measurements

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

B-68	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Fair values are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party vendor or internally calculated. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spread, and such estimations may become significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASU 820, Fair Value Measurements and Disclosures. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1—Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

•

Level 2—Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

•

Level 3—Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

FINANCIAL ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS:

The following table provides information about the Company’s financial assets and liabilities measured at fair value on a recurring basis (in thousands).

December 31, 2009	Level 1	Level 2	Level 3	Total
Assets at fair value:
Derivatives	$—	$—	$—	$—
Separate accounts assets, net	615,551	88,161	—	703,712
Total assets at fair value	$615,551	$88,161	$—	$703,712

Liabilities at fair value:
Derivatives	$—	$—	$—	$—
Total liabilities at fair value	$—	$—	$—	$—

December 31, 2008	Level 1	Level 2	Level 3	Total
Assets at fair value:
Derivatives	$—	$—	$—	$—
Separate accounts assets, net	483,059	29,015	—	512,074
Total assets at fair value	$483,059	$29,015	$—	$512,074

Liabilities at fair value:
Derivatives	$—	$(56)	$—	$(56)
Total liabilities at fair value	$—	$(56)	$—	$(56)

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

ASSETS MEASURED AT FAIR VALUE ON A NON-RECURRING BASIS:

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet at December 31, 2009 and 2008. The following table summarizes the changes in assets measured at fair value on a non-recurring basis (in thousands):

December 31, 2009	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds	$—	$—	$1,318	$(1,882)
Preferred stocks	—	—	—	—
Total	$—	$—	$1,318	$(1,882)

December 31, 2008	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds	$—	$25,076	$3,042	$(30,131)
Preferred stocks	310	3,979	—	(15,256)
Total	$310	$29,055	$3,042	$(45,387)

Single Premium Immediate Annuities ■ Statement of Additional Information	B-69

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

Described below are the Company’s application of the fair value hierarchy to its assets and liabilities carried at fair value on a recurring and non-recurring basis:

Level 1 financial assets

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies. Preferred stocks carried on a lower of cost or market basis are those that trade in an active market where prices for identical securities are readily available.

Level 2 financial assets

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 2 only if the unobservable inputs are insignificant.

Separate account assets carried on a recurring basis in Level 2 consist principally of corporate bonds. Preferred stocks in Level 2 are those carried on a lower of cost or market basis where daily trade prices are not available for identical securities.

Derivatives: Amounts classified in Level 2 represent over-the-counter instruments such as swap contracts that do not qualify for hedge accounting. Fair values for these instruments are determined internally using market observable inputs including forward currency and interest rate curves and widely published market observable indices. Credit risk related to the counterparty is considered when estimating the fair values of these derivatives.

Level 3 financial assets

Bonds classified as Level 3 on a non-recurring basis consists of a floating rate corporate bond which was priced manually using unobservable inputs.

Fair Value of Financial Instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2009 and

2008 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts (in thousands).

	December 31, 2009		December 31, 2008
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Assets
Public bonds	2,016,310	2,063,223	1,726,164	1,604,187
Private bonds	369,266	361,909	404,601	355,386
Total bonds	2,385,576	2,425,132	2,130,765	1,959,573
Preferred stocks	5,502	5,983	43,899	30,266
Mortgage loans	61,415	59,479	80,822	75,248
Cash, cash equivalents and short-term investments	110,885	110,885	104,993	104,993
Contract loans	1,828	1,828	1,093	1,093
Separate account assets	703,712	703,712	513,568	513,568
Liabilities
Liability for deposit-type contracts	969,703	969,703	887,434	887,434
Derivative financial instruments	—	—	56	56
Separate account liabilities	680,135	680,135	493,427	493,427

Valuation techniques or pricing sources for each instrument type are as follows:

Bonds: The fair values for publicly traded long-term bond investments were determined using prices provided by third party pricing services. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Mortgage Loans: The fair values of mortgages were generally determined by discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: The fair values of preferred stocks were determined using prices provided by third party pricing services or valuations from the NAIC.

Cash, Cash Equivalents, Short-Term Investments and Contract Loans: The carrying values were considered reasonable estimates of fair value.

Insurance and Annuity Contracts: The Company’s insurance and annuity contracts entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

B-70	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Deposit-type Contracts: For deposit-type contracts the fair value approximates the carrying value. The carrying value is payable upon demand.

Derivative Financial Instruments: The fair value of foreign currency swap and interest rate swap contracts are estimated internally based on estimated future cash flows, anticipated foreign exchange relationships and anticipated interest rates and such values are reviewed for reasonableness with estimates provided by the Company’s counter-parties.

Separate Accounts: Separate account assets are carried at market value.

Note 10—derivative financial instruments

The Company uses derivative instruments for hedging and income generation. The Company does not engage in derivative financial instrument transactions for speculative purposes. As of December 31, 2009, the Company did not hold any derivative instruments, and no collateral was held or posted.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cashflow hedge to manage currency risks on investments denominated in foreign currencies. As of December 31, 2009, there were no unrealized gains or losses on foreign currency swap contracts. There were $0 and $(3.1) million of realized gains or (losses) from foreign currency swap contracts for the years ended December 31, 2009 and 2008, respectively.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as economic cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of rate changes. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The Company also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are designated as economic fair value hedges in connection with certain interest sensitive products, and are carried at fair value as hedge accounting is not applied. As of December 31, 2009 and 2008, there were no realized gains or losses from interest rate swap contracts.

A summary of derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values, appears below (in thousands):

		December 31, 2009			December 31, 2008
		Notional	Carrying Value	Estimated Fair Value	Notional	Carrying Value	Estimated Fair Value
Interest rate swap contracts	Assets	—	—	—	—	—	—
	Liabilities	—	—	—	4,000	(56)	(56)
	Subtotal	—	—	—	4,000	(56)	(56)
Total Derivatives	Assets	—	—	—	—	—	—
	Liabilities	—	—	—	4,000	(56)	(56)
	Total	—	—	—	4,000	(56)	(56)

Note 11—separate accounts

The Company’s Separate Account VA-1 (“VA-1”) was established as a separate account of the Company on July 27, 1998 to fund individual non-qualified variable annuities. VA-1 is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. All of its assets are invested in an underlying portfolio of mutual funds. Most of the contracts offered through VA-1 include a nominal guaranteed minimum death benefit.

The Company’s Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized May 23, 2001. It was established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies.

The Company provides mortality and expense guarantees to VA-1 and VLI-1, for which it is compensated. The Company also guarantees that expense charges to VLI-1 participants will never rise above the maximum amount stipulated in the contract.

Although the Company owns the assets of these separate accounts, the separate account’s income, investment gains and investment losses are credited to or charged against the assets of the separate accounts’ without regard to the Company’s other income, gains or losses. Under New York law, the Company cannot charge the separate account with liabilities incurred by any other than the Company’s separate account or other business activity the Company may undertake.

The Company’s Separate Account Investment Horizon Annuity (“IHA”) was established on July 23, 2008, as an individual flexible premium modified guaranteed annuity contract. The Company owns all of the assets related to the separate account and all of the investment performance. The assets of this account are carried at fair value.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-71

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

Information regarding separate accounts of the Company for the years ended December 31 is as follows (in thousands):

	December 31, 2009
	*Non-indexed less than or equal to 4%	**Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended:	$36,458	$18,892	$100,858	$156,208
Reserves at 12/31/2009 for accounts with assets at:
Fair value	42,166	21,734	615,875	679,775
Amortized cost	—	—	—	—
Total Reserves	$42,166	$21,734	$615,875	$679,775

By withdrawal characteristics:
Subject to discretionary withdrawal:
With FV adjustment	$28,651	$21,734	$—	$50,385
At BV without FV adjustment and with current surrender charge of 5% or more	—	—	—	—
At fair value	—	—	615,875	615,875
At BV without FV adjustment and with current surrender charge less than 5%	13,515	—	—	13,515
Subtotal	42,166	21,734	615,875	679,775
Not subject to discretionary withdrawal	—	—	—	—
Total reserves	$42,166	$21,734	$615,875	$679,775

*	Includes annuities whose credited rate will be at or below 4% during 2010.
**	Includes annuities whose credited rate will be above 4% throughout 2010.

	December 31, 2008
	*Non-indexed less than or equal to 4%	**Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended:	$10,250	$680	$103,615	$114,545
Reserves at 12/31/08 for accounts with assets at:
Fair value	10,172	696	483,286	494,154
Amortized cost	—	—	—	—
Total Reserves	$10,172	$696	$483,286	$494,154

By withdrawal characteristics:
Subject to discretionary withdrawal:
With FV adjustment	$2,820	$696	$—	$3,516
At BV without FV adjustment and with current surrender charge of 5% or more	—	—	—	—
At fair value	—	—	483,286	483,286
At BV without FV adjustment and with current surrender charge less than 5%	7,352	—	—	7,352
Subtotal	10,172	696	483,286	494,154
Not subject to discretionary withdrawal	—	—	—	—
Total reserves	$10,172	$696	$483,286	$494,154

*	Includes annuities whose credited rate will be at or below 4% during 2009.
**	Includes annuities whose credited rate will be above 4% throughout 2009.

	December 31, 2007
	Non-indexed less than or equal to 4%	Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended:	$—	$—	$131,071	$131,071
Reserves at 12/31/07 for accounts with assets at:
Fair value		—	694,225	694,225
Amortized cost	—	—	—	—
Total Reserves	$—	$—	$694,225	$694,225

By withdrawal characteristics:
Subject to discretionary withdrawal:
With FV adjustment	$—	$—	$—	$—
At BV without FV adjustment and with current surrender charge of 5% or more	—	—	—	—
At fair value	—	—	694,225	694,225
At BV without FV adjustment and with current surrender charge less than 5%	—	—	—	—
Subtotal	—	—	694,225	694,225
Not subject to discretionary withdrawal	—	—	—	—
Total reserves	$—	$—	$694,225	$694,225

B-72	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in thousands):

	2009	2008	2007
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$382,423	$297,395	$321,631
Transfers from Separate Accounts	(306,745)	(276,707)	(223,816)
Net transfers to or (from) Separate Accounts	75,678	20,688	97,815

Reconciling Adjustments:
Fund transfer exchange gain (loss)	(426)	192	(345)
Transfers as reported in the Statements of Operations of the Life, Accident & Health Annual Statement	$75,252	$20,880	$97,470

Note 12—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. The Company also reimburses TIAA, at cost, on a quarterly basis for certain investment management services, according to the terms of an Investment Management Agreement.

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The total capital stock owned by and net paid-in-capital received from TIAA is $360 million. On March 17, 2009, TIAA made a $70 million capital contribution to TIAA-CREF Life in accordance with the financial support agreement.

The Company maintains a $100 million unsecured 364-day revolving line of credit with TIAA. As of December 31, 2009, $30 million of this facility was maintained on a committed basis for which effective May, 2009, the Company paid a commitment fee of 20 basis points on the undrawn committed amount. During 2009, there were 7 draw downs totaling $15 million that were repaid by December 31, 2009. During 2008, there were 17 draw downs totaling $41 million that were repaid by December 31, 2008. As of December 31, 2009 and 2008, outstanding principal plus accrued interest on this line of credit was $0.

The Company subcontracts administrative services for VA-1 and VLI-1 to TIAA pursuant to an Amended and Restated Service Agreement. Teachers Personal Investor Services, a subsidiary of TIAA-CREF Enterprises, Inc. (“Enterprises”) and TIAA-CREF

Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, are authorized to distribute contracts for VA-1, VLI-1 and IHA.

Services for funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between the Company and TFI.

Note 13—federal income taxes

Beginning January 1, 1998, the Company began filing a consolidated federal income tax return with its parent and its affiliates. The consolidating companies have a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are generally reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts due from TIAA for federal income taxes were $755 thousand and $206 thousand at December 31, 2009 and 2008, respectively.

The affiliates that file a consolidated federal income tax return with TIAA-CREF Life and its parent are as follows:

TIAA-CREF Enterprises, Inc.

Dan Properties, Inc.

JV Georgia One, Inc.

Teachers Michigan Properties, Inc.

JWL Properties, Inc

Liberty Place Retail, Inc.

ND Properties, Inc.

Savannah Teachers Properties, Inc.

TCT Holdings, Inc.

Teachers Advisors, Inc.

Teachers Boca Properties II, Inc.

Teachers Pennsylvania Realty, Inc.

Oleum Holding Company, Inc.

Teachers Personal Investors Service, Inc.

T-Investment Properties Inc.

T-Land Corp.

WRC Properties, Inc.

TIAA-CREF Tuition Financing, Inc.

TIAA-CREF Trust Company, FSB

730 Texas Forest Holdings, Inc.

TIAA Global Markets, Inc.

T-C Sports Co., Inc.

TIAA Board of Overseers

TIAA Realty, Inc.

TIAA Park Evanston, Inc.

Port Northwest IV Corporation

Single Premium Immediate Annuities ■ Statement of Additional Information	B-73

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

The components of deferred tax assets (“DTA”) and deferred tax liabilities (“DTL”), as of December 31, consisted of the following (in thousands):

	2009			2008
Description	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$13,560	$35,121	$48,681	$9,839	$27,266	$37,105
Statutory valuation allowance	—	—	—	—	—	—
Adjusted gross deferred tax assets	13,560	35,121	48,681	9,839	27,266	37,105
Gross deferred tax liabilities	(2,290)	—	(2,290)	—	—	—
Net deferred tax asset/(liability) before admissibility test	$11,270	$35,121	$46,391	$9,839	$27,266	$37,105

Federal Income Taxes recoverable through loss carryback (10.a)	$2,224	$—	$2,224	$2,131	$65	$2,196
Admitted pursuant to par. 10.b.	—	2,608	2,608	—	—	—
Admitted pursuant to par. 10.c.	2,290	—	2,290	—	—	—
Additional admitted pursuant to par. 10.e.i.	3,712	—	3,712	N/A	N/A	N/A
Additional admitted pursuant to par. 10.e.ii.	—	255	255	N/A	N/A	N/A
Additional admitted pursuant to (10.e.iii)	—	—	—	N/A	N/A	N/A
Admitted deferred tax asset	8,226	2,863	11,089	2,131	65	2,196
Deferred tax liability	(2,290)	—	(2,290)	—	—	—
Net admitted DTA or DTL	$5,936	$2,863	$8,799	$2,131	$65	$2,196

Nonadmitted DTA	$5,334	$32,258	$37,592	$7,708	$27,201	$34,909

For 2009 the Company has admitted DTAs pursuant to paragraph 10.e of SSAP No. 10R. No such election existed in 2008.

The Company recorded an increase in admitted DTAs as the result of its election to employ the provisions of paragraph 10.e. as follows (in thousands):

	Increase (Decrease) during 2009
Description	Ordinary	Capital	Total
Gross deferred tax assets	$3,721	$7,855	$11,576
Statutory valuation allowance	—	—	—
Adjusted gross deferred tax assets	3,721	7,855	11,576
Gross deferred tax liabilities	(2,290)	—	(2,290)
Net deferred tax asset before admissibility test	$1,431	$7,855	$9,286

Federal income taxes recoverable through loss carryback (10.a)	$93	$(65)	$28
Admitted pursuant to par. 10.b.	—	2,608	2,608
Admitted pursuant to par. 10.c.	2,290	—	2,290
Additional admitted pursuant to par. 10.e.i.	3,712	—	3,712
Additional admitted pursuant to par. 10.e.ii.	—	255	255
Additional admitted pursuant to par. 10.e.iii.	—	—	—
Admitted deferred tax asset	6,095	2,798	8,893
Deferred tax liability	(2,290)	—	(2,290)
Change in net admitted DTA or DTL	$3,805	$2,798	$6,603

Change in nonadmitted DTA	$(2,374)	$5,057	$2,683

The following table provides the Company’s assets, capital and surplus, and Risk Based Capital (“RBC”) information with the DTA calculated under SSAP No. 10R paragraphs 10(a) to (c) and the additional DTA determined under SSAP No. 10R paragraph 10.e as of December 31, 2009 (in thousands):

Description	With Par. 10.a -.c	With Par. 10.e	Difference
Admitted DTAs	$4,832	$8,799	$3,967
Admitted assets	$3,315,121	$3,319,088	$3,967
Statutory surplus	$349,346	$353,313	$3,967
Total adjusted capital	$349,638	$353,605	$3,967
RBC authorized control level	$16,856

The changes in current income taxes incurred consist of the following major components as of December 31 (in thousands):

Description	2009	2008
Current income tax expense	$11,997	$3,889
Tax on capital gains (losses)	—	—
Foreign taxes	—	—
Prior year under accrual (over accrual)	(75)	116
Federal income taxes incurred	$11,922	$4,005

The tax effect of temporary differences that give rise to a significant portion of the deferred tax assets and liabilities are as follows (in thousands):

DTAs resulting from book/tax differences in:	December 31, 2009	December 31, 2008	Change	Character
Investments	$19,319	$19,997	$(678)	Capital
Differences between statutory and tax reserves	4,352	688	3,664	Ordinary
Capital loss carryover	15,803	7,270	8,533	Capital
Deferred acquisition costs	9,200	9,142	58	Ordinary
Other	7	8	(1)	Ordinary
Gross DTAs	48,681	37,105	11,576
Nonadmitted DTAs	$37,592	$34,909	$2,683

B-74	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

DTLs resulting from book/tax differences in:	December 31, 2009	December 31, 2008	Change	Character
Investments	$(2,290)	$—	$(2,290)	Ordinary
Gross DTLs	$(2,290)	$—	$(2,290)

The change in net deferred income taxes is composed of the following (in thousands):

Description	December 31, 2009	December 31, 2008	Change
Total deferred tax assets	$48,681	$37,105	$11,576
Total deferred tax liabilities	(2,290)	—	(2,290)
Net deferred tax asset	$46,391	$37,105	9,286

Tax effect on unrealized (gains) losses			654

Change in net deferred income tax (charge) benefit			$8,632

The provision for Federal income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to net gains from operations after dividends to policyholders and before Federal income tax. The significant items causing this difference for the year ended December 31, 2009, are as follows (in thousands):

Description	Amount	Tax Effect	Effective Tax Rate
Income before federal income taxes	$8,522	$2,983	35.00%
Dividends received deduction	(1,400)	(490)	-5.75%
Amortization of interest maintenance reserve	(794)	(278)	-3.26%
Prior year true-up	(465)	(163)	-1.91%
Change in surplus in separate account	3,436	1,202	14.11%
Other	102	36	0.41%
Total	$9,401	$3,290	38.60%

Federal income tax incurred expense (benefit)	$11,922	139.89%
Tax on capital gains (losses)	—	0.00%
Change in net deferred income tax charge (benefit)	(8,632)	-101.29%
Total statutory income taxes	$3,290	38.60%

The Company had no operating loss carry forwards or alternative minimum tax credit carry forwards at December 31, 2009.

At December 31, 2009, the Company had $45.2 million capital loss carry forwards which are expiring from 2011 to 2014 of (in thousands):

Year Incurred	Capital Loss	Year of Expiration
2006	$2,391	2011
2007	1,475	2012
2008	16,905	2013
2009	24,379	2014
Total	$45,150

The following is income tax expense for the years ended December 31, 2009 and 2008 that is available for recoupment on TIAA’s consolidated federal tax return in the event of future net losses (in thousands):

Year	Ordinary	Capital	Total
2007	$6,661	$—	$6,661
2008	3,814	—	3,814
2009	11,997	—	11,997
Total	$22,472	$—	$22,472

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Sec. 6603.

Interpretation No. 48, Accounting for Uncertainty in Income Taxes—An Interpretation of FASB Statement No. 109 (beginning 9/15/2009, collectively known as FASB ASC 740), establishes a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FASB ASC 740 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. Management has evaluated the Company’s tax position under the principles of FASB ASC 740, and has not recorded any uncertain tax benefits as of December 31, 2009 or 2008.

Note 14—pension plan and postretirement benefits

The Company has no employees. The Company’s parent, TIAA allocates employee benefit expenses based on salaries attributable to the Company. The Company’s share of net expense for the qualified defined contribution plan was approximately $1,780 thousand, $1,799 thousand and $1,679 thousand for 2009, 2008 and 2007, respectively and for other postretirement benefit plans was $264 thousand, $200 thousand and $217 thousand for 2009, 2008 and 2007, respectively.

Note 15—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

Personal Annuity Select (“PAS”), a deferred annuity, and Funding Agreements (“FA”) represent 92% of the total General Account reserves in the Company. The general account reserves for these products are established using Commissioners Annuity Reserve Valuation Method (“CARVM”) in accordance with the Standard Valuation Law, NY Regulation 151, Actuarial Guideline 33, Actuarial Guideline 34 and Actuarial Guideline 43 (“AG 43”). In addition, a reserve was maintained in the general account for the PAS’s, the Lifetime Variable Select’s (“LVS”) and the Intelligent Variable Annuity’s (“IVA”) Guaranteed Minimum Death Benefit (“GMDB”) provisions. The reserve for the GMDB was calculated in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $2,949 thousand at December 31,

Single Premium Immediate Annuities ■ Statement of Additional Information	B-75

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

2008. In 2009, Actuarial Guideline 43 was adopted replacing Actuarial Guideline 34 and Actuarial Guideline 39 which resulted in the reserve for GMDB to be calculated as part of the total annuity reserves and not calculated independently.

For the product, Lifetime Fixed V, base reserves are calculated in accordance with the CARVM as the greatest present values, at the date of valuation, of all future benefits provided for by the contract on any day of each respective contract year. Reserves are based on the Annuity 2000 Table and interest rates on an issue year basis, varying by benefit type.

For deferred annuities in the pay out stage, Single Premium Immediate Annuities (“SPIA”) and supplementary contracts, the path of future guaranteed benefits with the highest present value is used to set policy reserves. For most fixed period annuity contracts (except for certain issues prior to 2002), this present value is calculated using the maximum statutory valuation interest rate for SPIA. Life annuity contracts are valued based on the Annuity 2000 table, and the maximum valuation interest rates on an issue year basis.

For annuities and supplementary contracts, policy and contract reserves are calculated using CARVM in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. For most annuities which do not contain variable guarantees (payout annuities), the reserves are calculated as the present value of guaranteed benefits using the valuation interest and mortality table. Variable annuity reserves are calculated using AG43 which incorporates a deterministic floor plus a stochastic component for products which contain guaranteed benefits.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows ($ in thousands):

	2009		2008
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
At book value without adjustment	$2,173,268	77.3%	$2,007,476	79.5%
At book value less current surrender charge of 5% or more	3,188	0.1%	674	0.0%
At fair value	583,346	20.7%	465,040	18.4%
Not subject to discretionary withdrawal	52,170	1.9%	53,721	2.1%
Total (gross)	2,811,972	100.0%	2,526,911	100.0%
Reinsurance ceded	—		—
Total (net)	$2,811,972		$2,526,911

Annuity reserves and deposit-type contract funds for the year ended December 31 are as follows (in thousands):

	2009	2008
General Account:
Total annuities (excluding supplementary contracts with life contingencies)	$1,194,362	$1,166,407
Supplementary contracts with life contingencies	661	678
Deposit-type contracts	969,703	887,434
Subtotal	2,164,726	2,054,519

Separate Accounts:
Annuities	644,810	470,204
Supplementary contracts with life contingencies	27	24
Deposit-type contracts	2,409	2,164
Subtotal	647,246	472,392
Total	$2,811,972	$2,526,911

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 4.5% and 4.0%. Term conversion reserves are based on TIAA term conversion mortality experience and interest at 4.0%. The Company increased life insurance reserves by an additional $10 million based on an asset adequacy analysis that incorporated input received from the Department.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2009 and December 31, 2008, respectively. As of December 31, 2009 and 2008, the Company had $22.6 billion and $21.9 billion of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York. Premium deficiency reserves related to the above insurance totaled $7,559 thousand and $8,208 thousand at December 31, 2009 and 2008, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest has been determined by formula as prescribed by the NAIC. The Tabular Less Actual Reserve Released has been determined by formula as prescribed by the NAIC. The Tabular Cost has been determined by formula as described in the instructions prescribed by the NAIC. For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

B-76	Statement of Additional Information ■ Single Premium Immediate Annuities

concluded

Note 16—reinsurance

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has begun the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring the liability for policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2009, there were still premiums in force of $7,739 thousand.

In addition to the MetLife agreements, the Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The required liability for reserves ceded to unauthorized reinsurers is secured by letters of credit. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2009	2008	2007
Insurance premiums	$37,271	$37,468	$44,915
Increase in policy and contract reserves	$32,561	$41,244	$18,889
Reserves for life and health	$288,488	$255,926	$214,682

Note 17—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus increased or reduced by each item below as of December 31 are as follows (in thousands):

	2009	2008
Net unrealized capital gains (losses)	$(1,706)	$759
Asset valuation reserve	$616	$9,418
Deferred federal income tax	$9,286	$24,289
Non-admitted assets	$(8,199)	$(25,292)
Change in liability for reinsurance of unauthorized companies	$(1,692)	$—
Change in accounting principle (Adoption of SSAP 43R)	$4,290	$—
Change in accounting principle (Adoption of SSAP 10R)	$3,967	$—
Capital contribution	$70,000	$—
Change in separate accounts	$3,436	$(3)

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder and has no plans to in 2010.

Note 18—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

Note 19—subsequent event

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 12, 2010, the date the financial statements were issued. No such items were identified by the Company.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-77

INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
B-79	Report of Management Responsibility
B-80	Report of Independent Auditors

Statutory–Basis Financial Statements:
B-81	Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-82	Statements of Operations
B-83	Statements of Changes in Capital and Contingency Reserves
B-84	Statements of Cash Flows
B-85	Notes to Statutory–Basis Financial Statements

B-78	Statement of Additional Information ■ Single Premium Immediate Annuities

REPORT OF MANAGEMENT RESPONSIBILITY

April 12, 2010

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA’s internal control over financial reporting is a process affected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2009, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control—Integrated Framework. Based on that assessment, management concluded that, as of December 31, 2009, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control—Integrated Framework.

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2009, 2008 and 2007. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Roger W. Ferguson, Jr.	Georganne C. Proctor
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Single Premium Immediate Annuities ■ Statement of Additional Information	B-79

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and contingency reserves of Teachers Insurance and Annuity Association of America (the “Company”) as of December 31, 2009 and 2008, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our financial statement audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory-basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on December 31, 2009, the Company adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes—Revised, A Temporary Replacement of SSAP No. 10.

As discussed in Note 2 to the financial statements, as of July 1, 2009, the Company adopted Statement of Statutory Accounting Principles No. 43R, Loan-backed and Structured Securities. This statement superceded Statement of Statutory Accounting Principles No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities, which was previously adopted by the Company on January 1, 2008.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent, or detect and correct misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assertion of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management Responsibility. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and, testing and evaluating the design and operating effectiveness of internal control, based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 12, 2010

B-80	Statement of Additional Information ■ Single Premium Immediate Annuities

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND

CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	December 31,
(in millions)	2009	2008

ADMITTED ASSETS
Bonds	$152,406	$135,680
Mortgage loans	18,135	19,668
Real estate	1,586	1,645
Preferred stocks	133	3,216
Common stocks	3,137	3,017
Other long-term investments	11,985	10,675
Cash, cash equivalents and short-term investments	528	5,553
Investment income due and accrued	1,674	1,522
Separate account assets	9,338	12,473
Net deferred federal income tax asset	2,432	1,381
Other assets	374	407
Total admitted assets	$201,728	$195,237

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$164,526	$159,649
Dividends due to policyholders	1,717	2,341
Federal income taxes	70	10
Asset valuation reserve	606	332
Interest maintenance reserve	324	502
Separate account liabilities	8,426	12,319
Borrowed money	939	—
Other liabilities	2,276	2,330
Total liabilities	178,884	177,483

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	2,000	—
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	20,030	17,751
Change in accounting principle (Adoption of SSAP 10R)	811	—
Total capital and contingency reserves	22,844	17,754
Total liabilities, capital and contingency reserves	$201,728	$195,237

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-81

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2009	2008	2007

REVENUES
Insurance and annuity premiums and other considerations	$11,527	$14,827	$10,420
Annuity dividend additions	1,325	2,725	2,495
Net investment income	10,340	10,559	10,828
Other revenue	124	161	159
Total revenues	$23,316	$28,272	$23,902

BENEFITS AND EXPENSES
Policy and contract benefits	$11,175	$13,625	$10,133
Dividends to policyholders	2,646	4,574	4,578
Increase in policy and contract reserves	6,994	11,900	4,820
Net operating expenses	808	831	730
Net transfers (from) to separate accounts	(1,289)	(4,229)	1,511
Other benefits and expenses	166	141	198
Total benefits and expenses	$20,500	$26,842	$21,970

Income before federal income taxes and net realized capital losses	$2,816	$1,430	$1,932
Federal income tax (benefit) expense	(58)	(45)	348
Net realized capital losses less capital gains taxes, after transfers to the interest maintenance reserve	(3,326)	(4,451)	(137)
Net (loss) income	$(452)	$(2,976)	$1,447

B-82	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

(in millions)	Capital Stock and Additional Paid-In Capital	Contingency Reserves	Total
Balance, December 31, 2006	$3	$16,347	$16,350
Net income		1,447	1,447
Net unrealized capital gains on investments		865	865
Change in asset valuation reserve		(698)	(698)
Change in net deferred income tax		57	57
Change in non-admitted assets:
Deferred federal income tax asset		55	55
Other assets		(235)	(235)
Other, net		4	4
Balance, December 31, 2007	$3	$17,842	$17,845

Net loss		(2,976)	(2,976)
Net unrealized capital losses on investments		(2,757)	(2,757)
Change in asset valuation reserve		4,104	4,104
Change in net deferred income tax		13,009	13,009
Prior year federal income tax settlement		1,244	1,244
Change in non-admitted assets:
Deferred federal income tax asset		(12,704)	(12,704)
Other assets		(3)	(3)
Other, net		(8)	(8)
Balance, December 31, 2008	$3	$17,751	$17,754

Net loss		(452)	(452)
Net unrealized capital gains on investments		910	910
Change in asset valuation reserve		(273)	(273)
Change in accounting principle (Adoption of SSAP 43R)		219	219
Change in accounting principle (Adoption of SSAP 10R)		811	811
Change in value of investments in separate accounts		(301)	(301)
Change in valuation basis of annuity reserves		2,260	2,260
Change in net deferred income tax		(218)	(218)
Change in dividend accrual methodology		155	155
Change in non-admitted assets:
Deferred federal income tax asset		458	458
Other assets		(479)	(479)
Issuance of surplus notes		2,000	2,000
Balance, December 31, 2009	$3	$22,841	$22,844

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-83

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2009	2008	2007

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$11,527	$14,827	$10,420
Net investment income	10,073	10,606	10,789
Miscellaneous income	122	162	159
Total Receipts	21,722	25,595	21,368
Policy and contract benefits	11,401	13,533	10,100
Operating expenses	957	979	708
Dividends paid to policyholders	1,789	1,928	1,892
Federal income tax benefit	(119)	(91)	(10)
Net transfers (from) to separate accounts	(243)	(4,050)	1,505
Total Disbursements	13,785	12,299	14,195
Net cash from operations	7,937	13,296	7,173

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	17,247	13,238	11,663
Stocks	1,085	2,092	3,326
Mortgage loans and real estate	2,440	2,805	5,556
Other invested assets	778	1,981	2,576
Miscellaneous proceeds	79	(27)	47
Cost of investments acquired:
Bonds	32,719	20,367	21,599
Stocks	1,261	1,062	3,120
Mortgage loans and real estate	1,193	2,390	2,412
Other invested assets	2,075	4,587	4,846
Miscellaneous applications	214	222	163
Net cash used for investments	(15,833)	(8,539)	(8,972)

CASH FROM FINANCING AND OTHER
Issuance of surplus notes	2,000	—	—
Borrowed money	939	(952)	952
Net deposits on deposit-type contracts funds	54	32	12
Other cash (applied) provided	(122)	113	(26)
Net cash used by financing and other	2,871	(807)	938
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(5,025)	3,950	(861)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	5,553	1,603	2,464
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$528	$5,553	$1,603

B-84	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA   ■   DECEMBER 31, 2009

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York created for the purpose of holding the stock of TIAA. The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”); a comprehensive basis of accounting that differs from generally accepted accounting principles in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables (in millions).

	2009	2008	2007
Net (Loss) Income, New York SAP	$(452)	$(3,283)	$1,429
New York SAP Prescribed Practices:
Federal Income Tax Settlement	—	1,244	—
Additional Reserves for:
Term Conversions	2	2	—
Deferred and Payout Annuities issued after 2000	(312)	424	490
Net (Loss) Income, NAIC SAP	$(762)	$(1,613)	$1,919

Capital and Contingency Reserves, New York SAP	$22,844	$17,754	$17,827
New York SAP Prescribed Practices:
Goodwill/Intangible Asset Limitation	16	20	28
Additional Reserves for:
Term Conversions	13	11	9
Deferred and Payout Annuities issued after 2000	3,497	3,809	3,385
Capital and Contingency Reserves, NAIC SAP	$26,370	$21,594	$21,249

Reconciliations of Net Income and Contingency Reserves: Subsequent to the filing of its New York SAP financial statements, the Company made the following adjustments to the Statutory-Basis financial statements. Reconciliations of TIAA’s net income and contingency reserves between the New York SAP as originally filed and these audited financial statements are shown below (in millions):

	2009	2008	2007
Net (Loss) Income—New York SAP—as filed with Department	$(452)	$(3,283)	$1,429
Adjustment to Current Federal Income Taxes	—	—	18
Treatment of Guarantee of Subsidiary Debt	—	307	—
Net (Loss) Income—Audited Financial Statement	$(452)	$(2,976)	$1,447

	2009	2008	2007
Capital and Contingency Reserves—New York SAP—as filed with Department	$22,844	$17,754	$17,827
Adjustment to Current Federal Income Taxes	—	—	18
Capital and Contingency Reserves—Audited Financial Statement	$22,844	$17,754	$17,845

Generally Accepted Accounting Principles in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•

The Asset Valuation Reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred for securities designated as trading and are reported as a component of equity for securities designated available for sale;

•

The Interest Maintenance Reserve (“IMR”) is eliminated and the realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into income over the remaining life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

Single Premium Immediate Annuities ■ Statement of Additional Information	B-85

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

•	Surplus notes are reported as liabilities rather than a component of capital and contingency reserves;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost;

•

Impairments on securities other than loan-backed and structured securities are recorded as OTTI through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity;

•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable;

•	For purposes of calculating the defined benefit and the post-retirement benefit obligations, active participants not currently vested would also be included in determining the liability;

•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•

Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item when hedge accounting is applied. Declines in fair value are recorded through earnings. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met. Replication (synthetic asset) transactions (“RSAT”) are not recognized;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The Company assumes that the effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Corporate bonds are stated at amortized cost using the current effective interest method. Corporate bonds that are held for sale or rated NAIC 6 or non-agency RMBS determined by the NAIC guidelines are held are stated at the lower of amortized cost or fair value. For other-than-temporary impairments, the cost basis of a corporate bond is written down as a realized loss to fair value.

Included within bonds are loan-backed and structured securities. For these securities, estimated future cash flows and expected repayment schedules are used to calculate income including amortization for loan-backed and structured securities on the prospective method. Loan-backed and structured securities not in default are stated at amortized cost. Loan-backed and structured securities held for sale or rated NAIC 6 or non-agency RMBS determined by the NAIC guidelines are held at the lower of amortized cost or fair value. The carrying value of loan-backed and structured securities in default is based upon estimated cash flows discounted at the current effective yield when the intent and ability exists to hold the security until recovery of that value otherwise such securities are carried at the lower of carrying or fair value.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6, which are stated at the lower of amortized cost or fair value.

Common Stocks: Common stocks of unaffiliated companies are stated at fair value, which is based on quoted market prices. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. Mortgages held for sale are stated at the lower of amortized cost or fair value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains/losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and

B-86	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus and (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Limited Partnerships and Limited Liability Companies: Investments in limited partnerships and limited liability companies are carried at TIAA’s percentage of the underlying GAAP equity as reflected on the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Cash Equivalents: Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at date of purchase, and are stated at amortized cost.

Policy Loans: Policy loans are stated at outstanding principal balances.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of the separate account contract holders.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments, are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has es-

tablished to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by the Company include foreign currency, interest rate and credit default swaps, foreign currency forwards, options and interest rate cap contracts.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a Replication Synthetic Asset Transaction is carried at unamortized premiums received or paid, adjusted for any impairments. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally furniture and equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax assets (“DFIT”)). Investment-related non-admitted assets totaled $418 million and $305 million at December 31, 2009 and 2008, respectively. The non-admitted portion of the DFIT asset was $13,522 million and $14,671 million at December 31, 2009 and 2008, respectively. Other non-admitted assets were $684 million and $318 million at December 31, 2009 and 2008, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Furniture and Fixtures, Equipment, Leasehold Improvements and Computer Software: Electronic data processing equipment (“EDP”), computer software, furniture and equipment which qualify for capitalization are depreciated over the lesser of its useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of its useful life or 5 years and the remaining life of the lease, respectively.

Accumulated depreciation of EDP equipment and computer software was $440 million and $340 million at December 31, 2009 and 2008, respectively. Related depreciation expenses allocated to TIAA were $37 million, $38 million and $35 million in 2009, 2008 and 2007, respectively. Accumulated depreciation of all furniture and equipment and leasehold improvements, which is non-admitted, was $396 million and $346 million at December 31, 2009, and 2008, respectively. Related depreciation expenses allocated to TIAA was $56 million, $19 million and $14 million in 2009, 2008 and 2007, respectively.

Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred with acquiring new business are charged to operations as incurred. Amounts received or paid under contracts, which do not contain any life contingencies, are recorded as an adjustment to the liability for deposit-type funds and not reflected in the Statutory-Basis Statements of Operations.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-87

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Policy and Contract Reserves: The Company offers a range of group and individual annuities and individual life policies. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

During 2009, TIAA received approval from the Department to change the valuation basis on a portion of its payout annuity reserves. These reserves, which had previously been calculated on the basis of interest at either 1.5% or 2.5%, with mortality on the basis of either the 1983 Table A with ages set back 9 years or the Annuity 2000 Table with ages set back either 9 or 12 years, will henceforth be valued on the basis of interest at 2.5% with mortality in accordance with the Annuity 2000 Table with ages set back 4 years. This reserve modification had the net effect of reducing beginning of year 2009 reserves by approximately $2.26 billion.

Liability for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Application of New Accounting Pronouncements: SSAP No. 43R—Loan-backed and Structured Securities—Revised, effective September 30, 2009, which superceded SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities, provides statutory accounting guidance for loan-backed and structured securities and incorporates certain principles underlying recent changes in GAAP other-than-temporary impairment (“OTTI”) guidance for statutory reporting. The financial impact in 2009 of the adoption of SSAP No. 43R at September 30, 2009, by TIAA, was a $219 million increase in surplus as an adjustment as of July 1, 2009 and is recognized as a cumulative effect due to a change in accounting principle.

SSAP No. 43R guidance results in an OTTI recorded through earnings for the difference between amortized cost and the present value of discounted cash flows. Declines in fair value related to non-credit declines are not recognized in earnings and require disclosure only if the entity has the intent and ability to hold to recovery. The guidance requires a recognized realized loss recorded in earnings for the difference between fair value and amortized cost if the entity intends or is required to sell the investment at the measurement date. The entity is required to evaluate discounted cash flows quarterly to assess credit deterioration.

For reporting periods beginning on or after January 1, 2009, SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities established statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement was accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods were required. The Company elected to early adopt SSAP No. 98 which resulted in an additional $469 million of realized losses being recognized at December 31, 2008.

SSAP No. 10R—Revised, Income Taxes, is effective as of December 31, 2009 for the 2009 annual financial statements and the 2010 interim and annual financial statements only. For entities that meet specified capital requirements, the revised statement increases the admitted deferred federal income tax asset ceiling by increasing the limit from 10 to 15 percent of capital and surplus and by extending the recoverable period from 1 to 3 years. The change resulting from the modification of this statement is accounted for as a change in accounting principle. The adoption of SSAP No. 10R resulted in an additional $811 million of admitted deferred tax assets recognized as of December 31, 2009. A recommendation by the NAIC on the appropriate determination for admitting deferred tax assets for reporting periods after December 31, 2010 will be made at a later date.

For reporting periods beginning on or after January 1, 2009, SSAP No. 99—Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment, establishes standards for the treatment of premiums or discounts applicable to certain securities subsequent to the recognition of an OTTI. The other-than-temporarily impaired security is recorded as if the security had been purchased on the measurement date of the other-than-temporary impairment. The discount or reduced premium associated with the other-than-temporary impaired security, based on the new cost basis, is amortized over the remaining life of the security, to the extent recoverable, in a prospective manner based on the amount and timing of future estimated cash flows. The change resulting from the adoption of this statement is accounted for prospectively. No cumulative effect adjustment or application of the new guidance to prior events or periods is required.

For reporting periods ending on or after December 31, 2007, SSAP No. 97—Investment in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88, was implemented. The statement establishes statutory accounting principles for investments in subsidiaries, controlled and affiliated entities (“SCA”). SSAP No. 97 clarified the basis that a company could use to value its equity investment in its investment subsidiaries. The initial application of this statement resulted in a $249.5 million increase in non-admitted assets at December 31, 2007.

For reporting periods ending December 31, 2007 and thereafter, SSAP No. 96—Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25, became effective. This statement established a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. The statement requires transactions between related parties to be in the form of a written agreement and must

B-88	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

provide for timely settlement of amounts owed, with a specific due date. This change resulted in a $30.5 million increase in non-admitted assets at December 31, 2007.

The NAIC issued modifications to allow multiple market based valuations to be utilized as an alternative to published SVO unit prices. The Company adopted this guidance effective December 31, 2008.

The NAIC issued additional disclosure requirements for credit derivatives, amendments to SSAP No. 86—Accounting for Derivatives Instruments and Hedging Activities and SSAP No. 5—Liabilities, Contingencies and Impairments of Assets. The Company adopted this guidance effective December 31, 2008.

Note 3—long-term bonds, preferred stocks, and common stocks

The carrying value, amortized cost, estimated fair value, and unrealized gains and losses of long-term bonds, preferred stocks, and common stocks at December 31, 2009 are shown below (in millions):

			Gross Unrealized
	Carrying Value	Amortized Cost	Gains	Losses	Estimated Fair Value
Bonds:
U.S. Governments	$15,582	$15,582	$480	$(104)	$15,958
All Other Governments	2,623	2,623	375	(13)	2,985
States, Territories and Possessions	278	278	1	(22)	257
Political Subdivisions of States, Territories, and Possessions	242	242	7	(11)	238
Special Revenue and Special Assessment, Non-Guaranteed Agencies and Government	33,170	33,170	1,607	(318)	34,459
Credit Tenant Loans	420	420	28	(7)	441
Industrial and Miscellaneous	95,589	95,717	4,473	(9,748)	90,442
Hybrids	3,075	3,075	156	(299)	2,932
Parent, Subsidiaries and Affiliates	1,427	1,427	29	(48)	1,408
Total Bonds	152,406	152,534	7,156	(10,570)	149,120
Preferred Stocks	133	158	10	(42)	126
Common Stocks Unaffiliated	905	724	209	(28)	905
Common Stocks Affiliated*	2,232	2,278	329	(339)	2,268
Total Bonds and Stocks	$155,676	$155,694	$7,704	$(10,979)	$152,419

*	Also reported in Note 6 Subsidiaries and Affiliates.

As of January 1, 2009, $2,736 million of hybrid preferred stocks were transferred to the bond portfolio from the preferred stock portfolio due to change in the NAIC requirements for the classification of securities.

The carrying value, amortized cost, estimated fair value, and unrealized gains and losses of long-term bonds, preferred stocks,

and common stocks at December 31, 2008 are shown below (in millions):

			Gross Unrealized
	Carrying Value	Amortized Cost	Gains	Losses	Estimated Fair Value
Bonds:
U.S. Governments	$5,887	$5,887	$1,248	$(7)	$7,128
All Other Governments	1,597	1,597	54	(100)	1,551
States, Territories and Possessions	1,346	1,346	255	(62)	1,539
Political Subdivisions of States, Territories, and Possessions	—	—	—	—	—
Special Revenue and Special Assessment, Non-Guaranteed Agencies and Government	30,625	30,625	1,296	(88)	31,833
Public Utilities	8,503	8,503	267	(615)	8,155
Industrial and Miscellaneous	87,722	87,761	1,072	(20,137)	68,696
Total Bonds	135,680	135,719	4,192	(21,009)	118,902
Preferred Stocks	3,216	3,221	30	(1,090)	2,161
Common Stocks Unaffiliated	855	937	43	(125)	855
Common Stocks Affiliated*	2,162	1,895	1,543	(27)	3,411
Total Bonds and Stocks	$141,913	$141,772	$5,808	$(22,251)	$125,329

*	Also reported in Note 6 Subsidiaries and Affiliates.

Impairment Review Process: All securities are subjected to the Company’s process for identifying other-than-temporary impairments. The Company writes down securities that it deems to have an other than temporary impairment in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-89

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Unrealized Losses on Bonds, Preferred Stocks and Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2009
Loan-backed and structured bonds	$7,704	$(322)	$7,382	$27,035	$(9,008)	$18,027
Corporate bonds	9,890	(246)	9,644	12,820	(994)	11,826
Total bonds	$17,594	$(568)	$17,026	$39,855	$(10,002)	$29,853
Common stocks	746	(310)	436	112	(57)	55
Preferred stocks	3	(2)	1	78	(40)	38
Total bonds and stocks	$18,343	$(880)	$17,463	$40,045	$(10,099)	$29,946

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2008
Loan-backed and structured bonds	$11,764	$(2,350)	$9,414	$26,305	$(12,876)	$13,428
Corporate bonds	25,299	(2,512)	22,787	17,487	(3,271)	14,217
Total bonds	$37,063	$(4,862)	$32,201	$43,792	$(16,147)	$27,645
Preferred stocks	1,500	(517)	983	1,333	(573)	760
Common stocks	960	(152)	808	—	—	—
Total bonds and stocks	$39,523	$(5,531)	$33,992	$45,125	$(16,720)	$28,405

As of December 31, 2009, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in residential mortgage-backed securities (35%), U.S. and other governments (24%), commercial mortgage-backed securities (12%) and asset-backed securities (10%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2009, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (58%), residential mortgage-backed securities (20%), and asset-backed securities (13%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2008, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in commercial mortgage-backed securities (20%), finance (16%) and residential mortgage-backed securities (15%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2008, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (57%) and residential mortgage-backed securities (12%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bond, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and Asset-backed securities are shown separately in the table below, as they are not due at a single maturity date ($ in millions).

	December 31, 2009			December 31, 2008
	Carrying Value	% of Total	Estimated Fair Value	Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$1,324	0.9%	$1,398	$2,103	1.5%	$2,102
Due after one year through five years	26,454	17.4	28,019	14,903	11.0	14,393
Due after five years through ten years	24,089	15.8	25,366	23,759	17.5	21,474
Due after ten years	29,898	19.6	30,807	26,961	19.9	26,847
Subtotal	81,765	53.7	85,590	67,726	49.9	64,816
Residential mortgage-backed securities	43,905	28.8	43,587	39,512	29.1	38,048
Commercial mortgage-backed securities	18,453	12.1	12,731	21,595	15.9	10,981
Asset-backed securities	8,283	5.4	7,212	6,847	5.1	5,057
Subtotal	70,641	46.3	63,530	67,954	50.1	54,086
Total	$152,406	100.0%	$149,120	$135,680	100.0%	$118,902

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continued

Included in the preceding table under asset-backed securities is TIAA’s exposure to sub-prime mortgages totaling approximately $3.2 billion. Sub-prime securities of approximately $2.6 billion or 81% were rated investment grade (NAIC 1 and 2). Sub-prime securities are backed by loans that are in the riskiest category of loans and are typically sold in a separate market from prime loans.

The following table presents the Company’s carrying value and estimated fair value for commercial mortgage-backed securities portfolio (“CMBS”) (in millions):

	December 31, 2009		December 31, 2008
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$12,754	$10,523	$18,736	$10,029
2	3,287	1,422	2,075	621
3	1,280	415	375	130
4	927	299	276	112
5	193	59	96	51
6	12	13	37	38
Total	$18,453	$12,731	$21,595	$10,981

With respect to the CMBS in the above table, approximately 87% were rated investment grade (NAIC 1 and 2) and approximately 64% were issued prior to 2006 (based on carrying value). While recent market events have resulted in significant illiquidity in the broad CMBS markets and consequently reduced trading activity and valuations available in the marketplace, the majority of the underlying investments in the CMBS portfolio have continued to perform within the Company’s original expectations as of the time of purchase. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are investments with a NAIC designation of 6. The statutory carrying value of these investments and related contractual maturity is listed in the following table (in millions):

	December 31,
	2009	2008
Due in one year or less	$1	$24
Due after one year through five years	22	162
Due after five years through ten years	9	184
Due after ten years	—	261
Subtotal	32	631
Residential mortgage-backed securities	8	68
Commercial mortgage-backed securities	12	38
Asset-backed securities	6	107
Total	$58	$844

Bond Credit Quality and Diversification: The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2009	2008
Residential mortgage-backed securities	28.8%	29.1%
Commercial mortgage-backed securities	12.1	15.9
Government	10.8	6.4
Manufacturing	8.5	8.5
Finance and financial services	8.1	8.0
Public utilities	7.9	7.4
Asset-backed securities	5.4	5.1
Oil and gas	4.8	4.5
Communications	3.4	3.5
Services	2.7	2.6
Retail and wholesale trade	2.3	2.2
Real estate investment trusts	1.8	2.4
Transportation	1.2	1.2
Mining	1.1	1.2
Revenue and special obligations	1.1	2.0
Total	100.0%	100.0%

At December 31, 2009 and 2008, 92.8% and 95.1%, respectively, of the long-term bond portfolio was comprised of investment grade securities.

Troubled Debt Restructuring: During 2009 and 2008, the Company acquired bonds and stocks through troubled debt restructurings with carrying values aggregating $29 million and $19 million, through non-monetary transactions. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or at the carrying value of the assets given up if lower. If the fair value is less than the carrying value of the assets given up, the required write-down is recognized as a realized capital loss.

Exchanges: During 2009 and 2008, the Company also acquired bonds and stocks through exchanges with carrying values aggregating $1,564 million and $877 million, of which approximately $0.3 million and $1 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144A’s exchanged for unrestricted securities, which are accounted for at book value.

During 2009 and 2008, TIAA acquired common stocks from other long term private equity fund investment distributions totaling $14 million and $18 million, respectively.

Debt securities amounting to approximately $8 million at December 31, 2009 and 2008 were on deposit with governmental authorities or trustees, as required by law.

For the years ended December 31, 2009 and 2008, the carrying amount of restricted common stock was $34 million for both periods. For the same periods, the carrying amount of restricted preferred stock was $14 million and $10 million, respectively. The restrictions limit share sales, private sales, general partner approval for sale, contractual restrictions and public or free trade restrictions.

For the years ended December 31, 2009 and 2008, the carrying amount of bonds and stocks denominated in a foreign currency

Single Premium Immediate Annuities ■ Statement of Additional Information	B-91

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

was $3,160 million and $3,408 million, respectively. Bonds that totaled $1,221 million and $1,506 million at December 31, 2009 and 2008, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

LOAN-BACKED SECURITIES

The Company primarily uses third party pricing vendors and to a lesser extent broker quotes in determining the fair value of it loan-backed and structured securities.

Prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from the 3, 6 or 12 month experience for a particular transaction and vary by security type and vintage.

The following table represents the top ten exposures (excluding agency-backed securities) of loan-backed and structured securities as of December 31, 2009 (in millions).

Description	Carrying Value	Estimated Fair Value
DCENT 2009-A1	$200	$201
WFMBS 2007-11	186	124
CSMC 2007-C2	155	79
CHAIT 2005-A6	150	148
CNHMT 2009-1A	150	150
MLMT 2007-C1	145	109
MSC 2003-1Q6	140	111
DCENT 2007-A1	139	147
GSMS 2003-C1	137	133
MSC 2007-HQ12	135	88
Total	$1,537	$1,290

At December 31, 2008, the Company changed from the retrospective to the prospective method due to negative yields on securities totaling $184 million carrying value.

The following table represents OTTI on loaned-backed and structured securities with the intent to sell and/or the lack of intent to retain or inability to hold for each quarter (in millions).

	1	2		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-Interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter
a. Intent to sell	$41	$1	$7	$33
b. Inability or lack of intent to retain	—	—	—	—
Total 1st Quarter	$41	$1	$7	$33

OTTI recognized 2nd Quarter
a. Intent to sell	$17	$—	$4	$13
b. Inability or lack of intent to retain	—	—	—	—
Total 2nd Quarter	$17	$—	$4	$13

	1	2		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-Interest	Fair Value 1-(2a+2b)
OTTI recognized 3rd Quarter
a. Intent to sell	$42	$—	$14	$28
b. Inability or lack of intent to retain	—	—	—	—
Total 3rd Quarter	$42	$—	$14	$28

OTTI recognized 4th Quarter
a. Intent to sell	$44	$1	$10	$33
b. Inability or lack of intent to retain	—	—	—	—
Total 4th Quarter	$44	$1	$10	$33

Annual Aggregate Total		$2	$35

The Company did not recognize any OTTI on securities for which it lacked the intent and/or ability to retain.

At December 31, 2009, the Company held loan-backed and structured securities with a recognized other-than-temporary impairment where the present value of cash flows expected to be collected is less than the amortized cost. See Note 24 for listing of securities.

During 2009 the Company sold loan-backed and structured securities with a realized gain of $102 million.

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgage loans originated during 2009 ranged from 4.00% to 8.00% and from 5.94% to 8.43% for 2008.

The Company also acquires mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. There were no mezzanine real estate loans acquired during 2009 and the coupon rate for mezzanine real estate loans acquired during 2008 ranged from 5.83% to 6.96%.

The maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 95% and 80% for commercial loans (includes mezzanine loans) for the years ended December 31, 2009 and 2008, respectively.

For the years ended December 31, 2009 and 2008, the carrying value of mezzanine real estate loans was $637 million and $784 million, respectively.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with impaired values at December 31, 2009 and 2008 have been written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale have been written down to the current fair value of the loan, as shown in the table

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continued

below. For impaired mortgage loans where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2009	2008	2007
Investment in impaired mortgage loans, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$—
Related temporary allowances for credit losses	$—	$—	$—
Investment in impaired mortgage loans, net of other-than-temporary impairment losses recognized	$572	$259	$164
Related write-downs for other-than-temporary impairments	$(91)	$(209)	$(9)
Average investments in impaired mortgage loans	$361	$185	$746
Interest income recognized on impaired mortgage loans during the period	$31	$14	$40
Interest income recognized on a cash basis during the period	$35	$14	$50

	2009	2008	2007
Allowance for credit losses:
Balance at the beginning of the period	$—	$—	$—
Additions charged to surplus	333	—	—
Direct write-downs charges against the allowance	(64)	—	—
Recoveries of amounts previously added to surplus	(269)	—	—
Balance at the end of the period	$—	$—	$—

Mortgage Loan Diversification: The following tables set forth the commercial mortgage loan portfolio by property type and geographic distribution ($ in millions):

	Commercial Mortgage Loans by Property Type
	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
Shopping centers	$6,396	35.3%	$7,084	36.0%
Office buildings	6,050	33.3	6,312	32.1
Industrial buildings	2,791	15.4	3,390	17.3
Apartments	1,378	7.6	1,438	7.3
Hotel	505	2.8	513	2.6
Land	385	2.1	120	0.6
Mixed use	363	2.0	672	3.4
Other	267	1.5	139	0.7
Total	$18,135	100.0%	$19,668	100.0%

	Commercial Mortgage Loans by Geographic Distribution
	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$4,908	27.1%	$5,602	28.4%
South Atlantic	4,447	24.5	4,628	23.5
Middle Atlantic	2,576	14.2	2,514	12.8
North Central	2,168	12.0	2,570	13.1
South Central	2,070	11.4	2,252	11.4
New England	742	4.0	755	3.8
Mountain	687	3.8	783	4.0
Other	537	3.0	564	3.0
Total	$18,135	100.0%	$19,668	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

Pacific states are AK, CA, HI, OR and WA

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Middle-Atlantic states are PA, NJ and NY

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

Other comprises investments in foreign countries, primarily in Canada.

At December 31, 2009 and 2008, approximately 21.3% and 23.7% of the mortgage loan portfolio, respectively, was invested in California and was included in the Pacific region shown above.

Scheduled Mortgage Loan Maturities: At December 31, 2009, contractual maturities for mortgage loans were as follows ($ in millions):

	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$1,800	9.9%	$1,625	8.2%
Due after one year through five years	7,462	41.2	7,704	39.2
Due after five years through ten years	8,111	44.7	9,399	47.8
Due after ten years	762	4.2	940	4.8
Total	$18,135	100.0%	$19,668	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no troubled debt restructurings during the periods ended December 31, 2009 or 2008. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than 180 days is non-admitted. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more than 180 days past due at December 31, 2009 or 2008.

During 2009 and 2008, the Company did not reduce the interest rate of any outstanding loans.

The Company has no Reverse Mortgages as of December 31, 2009 or 2008.

Mortgage loans that totaled $14 million and $180 million at December 31, 2009 and 2008, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

For the years ended December 31, 2009 and 2008, the carrying value of mortgage loans denominated in foreign currency was $453 million and $507 million, respectively.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. TIAA assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. TIAA evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is required. Internal estimates of value can be used to determine fair value when a third party appraisal is pending completion. Third party appraisals are also utilized to determine write downs on land investments held for development. Other-than-temporary impairments for real estate investments for the years ended December 31, 2009, 2008 and 2007 were $52 million, $23 million and $0, respectively and these amounts are included in the impairment table in Note 9. At December 31, 2009 and 2008, TIAA’s directly owned real estate investments of $1,586 million and $1,645 million, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $128 million and $160 million, respectively.

At December 31, the carrying values of the directly owned real estate portfolio were diversified by property type and geographic region as follows ($ in millions):

	Directly Owned Real Estate by Property Type
	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$957	60.4%	$1,033	62.8%
Industrial buildings	289	18.2	257	15.6
Mixed-use projects	177	11.2	182	11.0
Apartments	105	6.6	107	6.5
Land under development	43	2.7	51	3.1
Retail	13	0.8	13	0.8
Land	2	0.1	2	0.2
Total	$1,586	100.0%	$1,645	100.0%

	Directly Owned Real Estate by Geographic Distribution
	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
South Atlantic	$608	38.3%	$622	37.8%
North Central	284	17.9	291	17.7
Middle Atlantic	193	12.2	233	14.2
Pacific	177	11.2	209	12.7
South Central	154	9.7	133	8.0
Other	135	8.5	124	7.6
Mountain	35	2.2	33	2.0
Total	$1,586	100.0%	$1,645	100.0%

At December 31, 2009 and 2008, approximately 18.7% and 18.4% of the real estate portfolio, respectively, were invested in Florida and was included in the South Atlantic region shown above.

Depreciation expense on directly owned real estate investments for the years ended December 31, 2009, 2008 and 2007, was $61 million, $60 million and $53 million, respectively. The amount of accumulated depreciation at December 31, 2009, 2008 and 2007 was $422 million, $374 million and $328 million, respectively.

There were no real estate properties acquired via the assumption of debt or in satisfaction of debt during 2009 or 2008.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

Note 6—subsidiaries and affiliates

TIAA’s investment subsidiaries and affiliates have been created for legal or other business reasons and are primarily involved in real estate and securities investment activities for the Company. The larger investment subsidiaries and affiliates are ND Properties, Inc., TIAA Realty, Inc., WRC Properties, Inc., Mansilla Participacoes LTDA, Ceres Agricultural Properties, LLC and 485 Properties, LLC (in millions):

	2009	2008	2007
Net carrying value	$4,671	$4,456	$4,550
Other than temporary impairment	$138	$5	$9
Net investment income (distributed from investment subs and aff.)	$36	$82	$132
Amounts due from (to) subsidiaries and affiliates	$1	$(31)	$2

The 2009 other than temporary impairments relate to a decline in equity value of subsidiaries for which the carrying value is not expected to recover and impaired real estate investments that were written down to fair value.

TIAA’s operating subsidiaries and affiliates primarily consist of TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services (“TPIS”) and Teachers Advisors, Inc. (“Advisors”) which are wholly-owned subsidiaries of TIAA-CREF Enterprises, Inc. (“Enterprises”) a wholly-owned subsidiary of TIAA, TIAA-CREF Trust Company, FSB (“Trust”), TIAA-CREF Individual & Institutional Services LLC (“Services”), TIAA-CREF Asset Management Commingled Funds Trust I

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continued

(“TCAM”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA Global Markets, Inc. (“TGM”), TIAA-CREF Redwood, LLC, TIAA Global Public Investments, LLC, Oleum Holding Company, LLC, and Active Extension Funds I, II and III which are also wholly-owned subsidiaries of TIAA (in millions):

	2009	2008	2007
Net carrying value	$1,213	$480	$810
Other than temporary impairment	$27	$141	$56
Net investment income (distributed from investment subs and aff.)	$—	$—	$—
Amounts due from subsidiaries and affiliates	$45	$37	$121

The 2009 other than temporary impairments relate to a decline in equity value of subsidiaries for which the carrying value is not expected to recover.

TIAA discloses the contingencies and guarantees of TGM, TCAM and TIAA-CREF Life in Note 21.

To conform to the NAIC Annual Statement presentation, the Company’s share of net carrying value of these entities is reported as affiliated common stock or as other long-term investments.

The financial statements of these subsidiaries are not audited and TIAA has limited the value of these subsidiaries to the value contained in the financials of the underlying investments which will be audited, including adjustments required by SSAP No. 97, of SCA entities and/or non-SCA SSAP No. 48 valued in accordance with paragraphs 17 through 20 of SSAP No. 97. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in TIAA’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements.

Included in the above tables, the Company holds investments in six indirect non-insurance holding companies, or subsidiaries which are valued by the Company. The following table summarizes the Company’s carrying value in each subsidiary as of December 31, 2009 and 2008 (in millions):

Subsidiary	2009	2008
Mansilla Participacoes LTDA	$382.6	$256.2
TIAA Private Equity Alpha, LLC	112.6	84.0
TIAA European Funding Trust	42.1	40.5
Occator Agricultural Properties, LLC	35.3	—
730 Texas Forest Holdings Inc.	0.9	0.9
Demeter Agricultural Properties, LLC	0.4	—
Total	$573.9	$381.6

As of December 31, 2009 and 2008, TIAA’s investments in TIAA-CREF mutual funds totaled approximately $457 million and $468 million, respectively. These amounts are reported in the caption “Common Stocks” in the accompanying balance sheets.

Note 7—other long-term investments

The components of TIAA’s carrying value in other long-term investments at December 31 were (in millions):

	2009	2008
Unaffiliated Other Invested Assets	$6,850	$6,417
Affiliated Other Invested Assets	4,004	3,044
Contract Loans	930	908
Other Long-Term Assets	201	306
Total other long-term investments	$11,985	$10,675

As of December 31, 2009, unaffiliated other invested assets of $6,850 million consist primarily of private equity funds of which $5,604 million invest in securities and $1,035 million invest in real estate related holdings. The remaining $211 million of unaffiliated other invested assets consist of defeased loans. As of December 31, 2009, affiliated other invested assets totaling $4,004 million represents investment subsidiaries totaling $2,811 million of which $1,514 million represents investments in agriculture and timber related holdings, $1,049 million represents investments in real estate related holding and $248 million represents investments in securities related holdings. The remaining $1,193 million of affiliated other invested assets represents operating subsidiaries and affiliates. Other long-term assets of $201 million in the table above consist primarily of $184 million in derivatives.

As of December 31, 2008 unaffiliated other invested assets of $6,417 million consist primarily of private equity funds of which $4,647 million invest in securities and $1,495 million invest in real estate related holdings. The remaining $275 million of unaffiliated other invested assets consist of defeased loans. As of December 31, 2008, affiliated other invested assets totaling $3,044 million represents investment subsidiaries totaling $2,605 million of which $1,195 million represents investments in agriculture and timber related holdings, $1,155 million represents investments in real estate related holdings and $255 million represents investments in securities. The remaining $439 million of affiliated other invested assets represents operating subsidiaries and affiliates. Other long-term assets in the table above consist primarily of $299 million in derivatives.

For the years ended December 31, 2009, 2008 and 2007, other-than-temporary impairments in other long-term investments for which the carrying value is not expected to be recovered were $1,005 million, $552 million and $42 million, respectively.

For the years ended December 31, 2009 and 2008, other long-term investments denominated in foreign currency were $1,282 million and $1,411 million, respectively.

The Company holds investments in Low Income Housing Tax Credits (“LIHTC”) which have 2 remaining tax credit years with a required holding period of 15 years. During 2009, the Company recognized $12 million of other-than-temporary impairments as a result of designating LIHTC investments as available for sale. The Company’s investments in LIHTC properties are not currently subject to regulatory review and do not exceed 10% of the Company’s admitted assets.

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 8—commitments

The outstanding obligation for future investments at December 31, 2009, is shown below by asset category (in millions):

	2010	2011	In later years	Total Commitments
Bonds	$387	$173	$116	$676
Mortgage loans	66	40	2	108
Real estate	5	1	—	6
Stocks	101	65	60	226
Other long-term investments	1,478	1,032	2,668	5,178
Total	$2,037	$1,311	$2,846	$6,194

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of mortgage and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Other long-term investment commitments also include the Company’s limited partnership in the Hines Development Fund Limited Partnership (“Development Fund I & II”) whose primary focus is the development and redevelopment of real estate projects in Western Europe. Each of the limited partners made a specified commitment to the fund; the Company committed 130.0 million Euros which is approximately $186.4 million (in U.S. dollars) to Development Fund I and 100.0 million Euros which is approximately $143.3 million (in U.S. dollars) to Development Fund II as of December 31, 2009. The limited partners’ commitments are pledged as collateral to facilitate the financing of the activities of the fund by third parties through equity lines of credit. The limited partners do not anticipate funding their commitments but remain committed to do so should it become necessary for the Development Fund to make cash capital calls.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Bonds	$8,956	$8,232	$7,901
Mortgage loans	1,204	1,290	1,481
Real estate	272	285	246
Stocks	55	347	512
Other long-term investments	177	692	918
Cash, cash equivalents and short-term investments	28	95	90
Other	—	9	5
Total gross investment income	10,692	10,950	11,153
Less investment expenses	(420)	(451)	(448)
Net investment income before amortization of net IMR gains	10,272	10,499	10,705
Plus amortization of net IMR gains	68	60	123
Net investment income	$10,340	$10,559	$10,828

Due and accrued income excluded from net investment income is as follows: Bonds and Preferred stocks in default; Common stock affiliated related to real estate with rents over 90 days past due; Mortgage loans with amounts greater than the excess of the property value over the unpaid principal balance and on mortgages in default more than eighteen months; and Real estate relating to rent in arrears for more than 90 days. The total due and accrued income excluded from net income was $1 million each for the years 2009, 2008 and 2007.

Future rental income expected to be received under existing real estate leases in effect as of December 31, 2009 (in millions):

	2010	2011	2012	2013	2014	Thereafter	Total
Future rental income	$145	$130	$111	$91	$70	$177	$724

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to other than temporary impairments for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Bonds	$(1,913)	$(2,822)	$(74)
Mortgage loans	(318)	(181)	7
Real estate	(43)	20	2
Stocks	(90)	(929)	77
Other long-term investments	(1,086)	(546)	56
Cash, cash equivalents and short-term investments	15	(33)	5
Total before capital gains taxes and transfers to the IMR	(3,435)	(4,491)	73
Transfers to the IMR	109	41	(44)
Capital gains taxes	—	—	(166)
Net realized capital losses less capital gains taxes, after transfers to the IMR	$(3,326)	$(4,450)	$(137)

Write-downs of investments resulting from other-than-temporary impairments, included in the preceding table, were as follows for the years ended December 31 (in millions):

	2009	2008	2007
Other-than-temporary impairments:
Bonds	$2,249	$2,467	$339
Mortgage loans	336	211	49
Real estate	52	23	—
Stocks	146	890	100
Other long-term investments	1,005	552	42
Total	$3,788	$4,143	$530

The Company has no contractual commitments to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Due and accrued income, which is deemed collectible, will be admitted in an amount not exceeding the value of the property (less taxes) over the unpaid principal balance of the loan. Any loans in default more than eighteen months will have all due and accrued income non-admitted.

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continued

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an other than temporary impairment will be recorded until actual disposal of the investment. Proceeds from sales of long-term bond investments during 2009, 2008 and 2007 were $5,639 million, $5,099 million and $4,840 million, respectively. Net gains of $658 million, $216 million and $333 million and net losses, excluding impairments considered to be other-than-temporary, of $322 million, $571 million and $68 million were realized during 2009, 2008 and 2007, respectively.

Wash Sales: The Company does not engage in the practice of wash sales. However, in isolated cases management may sell and repurchase securities that meet the definition. As of December 31, 2009 and 2008, TIAA’s wash sales which meet the definition totaled $9 million and $20 million respectively, which is less than 1% of the total bond portfolio.

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Bonds	$86	$(483)	$299
Mortgage loans	66	(172)	95
Stocks	(16)	(633)	92
Other long-term investments	778	(1,474)	379
Cash, cash equivalents and short-term investments	(4)	5	—
Total	$910	$(2,757)	$865

Note 10—securitizations

When TIAA sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities (“SPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs during 2009 or 2008. Advisors, an indirect subsidiary of TIAA, provides investment advisory services for most assets securitized by the Company.

During 2007, TIAA entered into a securitization transaction in which it sold commercial mortgages with a total principal balance of approximately $2,092 million and recognized a gain of approximately $34 million. TIAA received proceeds of approximately $2,009 million and retained subordinated interests with a fair value of approximately $77 million. The total cash flows received on interests retained were approximately $2,017 million for the year ending December 31, 2007. There were no delinquencies or credit losses at December 31, 2009, 2008 and 2007, respectively.

The sensitivity analysis represents changes in the fair value of the securitized assets. The following table summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2000 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2000	Bonds	$74	$69	(a)	$(1)	$(2)
2001	Bonds	$188	$188	(b)	$(3)	$(6)
2002	Bonds	$2	$2	(c)	$—	$(1)
2007	Mortgages	$32	$6	(d)	$(1)	$(1)

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2009 was as follows:

a)	The retained interests securitized in 2000 are valued utilizing a discounted cash flow methodology. Discount rates utilized in the valuations ranged from 5.71% to 11.00%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

b)	The retained interests securitized in 2001 were valued using an independent third-party pricing service. The third-party pricing levels imply yield rates ranging from 1.20% to 193.82% (weighted average rate of 11.68%). To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

c)	The retained interests securitized in 2002 were valued based on a broker valuation mark. The valuation level implied a yield rate of 77.06% based upon an internal cash flow projection. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

d)	The retained interests securitized in 2007 were valued using an independent third-party pricing service. The third-party pricing levels imply yield rates ranging from 35.76% to 91.16% (weighted average rate of 59.46%). To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the

Single Premium Immediate Annuities ■ Statement of Additional Information	B-97

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by third party pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASU 820, Fair Value Measurements and Disclosures. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1—Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

•

Level 2—Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

•

Level 3—Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2009 and December 31, 2008 and appropriate valuation methodologies. However, considerable judgment may be required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

The following table presents the carrying value and estimated fair value of the Company’s financial instruments (in millions).

	December 31, 2009		December 31, 2008
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Assets:
Public bonds	116,842	115,143	100,695	91,019
Private bonds	35,564	33,977	34,985	27,883
Total bonds	152,406	149,120	135,680	118,902
Mortgage loans	18,135	17,469	19,668	18,799
Preferred stocks	133	126	3,216	2,161
Common stocks	3,137	3,173	3,017	4,266
Cash, cash equivalents and short-term investments	528	528	5,553	5,553
Contract loans	930	930	908	908
Separate accounts assets	9,338	9,338	12,473	12,473
Derivative financial instruments	97	196	298	332
Liabilities:
Liability for deposit-type contracts	574	574	500	500
Derivative financial instruments	616	613	370	465
Separate accounts liabilities	8,426	8,426	12,319	12,319
Borrowed money	939	937	—	—

Bonds: The fair values for publicly traded long term bond investments were generally determined using prices provided by third party pricing services or valuations from the NAIC. For privately placed long term bond investments without a readily ascertainable market value, such values were determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Mortgage Loans: The fair values of mortgage loans were generally determined by discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

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Preferred Stocks: The fair values of preferred stocks were determined using prices provided by third party pricing services or valuations from the NAIC.

Common Stocks: Fair value of unaffiliated common stock is based on quoted market prices, where available, or prices provided by state regulatory authorities. The Company estimates the fair value of its affiliated common stock by determining the fair value of the underlying assets of the affiliated entities.

Cash, Cash Equivalents, and Short-term Investments: The carrying values were considered reasonable estimates of fair value.

Borrowed Money: Borrowed money is comprised of Term Asset-backed Securities Loan Facility (“TALF”) for which the fair values were determined using prices provided by a third party.

FINANCIAL ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS:

The following tables provide information as of December 31, 2009 and December 31, 2008 about the Company’s financial assets and liabilities measured at fair value on a recurring basis (in millions):

	December 31, 2009
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets at fair value:
Common stocks	$643	$237	$25	$905
Derivatives	—	196	—	196
Separate accounts asset, net	1,501	671	7,166	9,338
Total assets at fair value	$2,144	$1,104	$7,191	$10,439

Liabilities at fair value:
Derivatives	$—	$(613)	$—	$(613)
Total liabilities at fair value	$—	$(613)	$—	$(613)

	December 31, 2008
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets at fair value:
Common stocks	$581	$274	$—	$855
Derivatives	—	282	—	282
Separate accounts assets, net	951	512	11,010	12,473
Total assets at fair value	$1,532	$1,068	$11,010	$13,610

Liabilities at fair value:
Derivatives	$—	$(195)	$—	$(195)
Total liabilities at fair value	$—	$(195)	$—	$(195)

Fair values and changes in the fair value of separate account assets generally accrue directly to the policyholders, except for the accumulation units purchased by TIAA and further described in Note 21 and thus there is no net impact to the Company’s revenues and expenses or surplus.

Changes in level 3 assets and liabilities measured at fair value on a recurring basis

The following is a reconciliation of the beginning and ending balances for net assets measured at fair value on a recurring basis using Level 3 inputs at December 31, (in millions):

	2009	2008
Year Ended December 31, 2009	Net Assets	Net Assets
Balance at December 31, 2008:	$11,010	$13,823
Total gains or losses (realized/unrealized) included in surplus	(3,613)	(2,518)
Other activity	(206)	(295)
Balance at December 31, 2009	$7,191	$11,010

Separate account net assets consist of directly owned real estate, joint ventures, limited partnerships and a note receivable held by the Real Estate Account (“REA”) net of mortgages issued to REA. The impact on overall surplus is offset by concurrent changes in value in both separate account assets and separate account liabilities in the Company’s Statement of Admitted Assets, Liabilities and Capital and Contingency Reserves, except for the accumulation units purchased by TIAA and further described in Note 21. Other activity consists principally of acquisitions or dispositions of properties or ownership interests and assumptions of mortgages and principal repayments made thereon.

ASSETS MEASURED AT FAIR VALUE ON A NON-RECURRING BASIS:

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet at December 31, 2009 and 2008.

The following tables represent the balances of assets and liabilities measured at fair value on a non-recurring basis and the related net gains and losses for the years ending December 31, for those items (in millions):

	2009
	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds	$—	$82	$162	$(308)
Preferred stocks	—	4	5	(1)
Mortgage loans	—	—	211	(47)
Other long-term investments	—	—	58	(90)
Total	$—	$86	$436	$(446)

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	2008
	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds	$—	$1,353	$35	$(1,811)
Preferred stocks	28	223	3	(524)
Other long-term investments	—	—	906	(740)
Total	$28	$1,576	$944	$(3,075)

Described below are the Company’s application of the fair value hierarchy to its assets and liabilities carried at fair value on a recurring and non-recurring basis:

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange listed equities. Preferred stocks carried on a lower of cost or market basis are those that trade in an active market where prices for identical securities are readily available.

Level 2 financial instruments

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 2 only if the unobservable inputs are insignificant.

Common stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper. Preferred stocks in Level 2 are those carried on a lower of cost or market basis using daily trade prices based on prices for similar securities observable in the market. Bonds carried in Level 2 are composed of corporate bonds and asset-backed securities.

Level 3 financial instruments

Bonds classified as Level 3 include asset-backed securities that were manually priced. Valuations of separate account net assets and liabilities classified in Level 3 are generally based on discounted cash flow analyses which utilize market rates, but valuation methods may also include cost and comparable sales approaches.

Other long term assets in Level 3 include private equity holdings, real estate partnerships and investment interests in affiliates where carrying values approximate market or where impairments were recorded.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. TIAA does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated A-/A3 or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. The National Association of Insurance Commissioners (NAIC) has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (ASC 815) and Accounting Standards Codification 460, “Guarantees” (ASC 460), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each counterparty to a derivative transaction. In addition to the ISDA agreement, Credit Support Annexes (“CSA’s”), which are bilateral collateral agreements, have been put in place with eight derivative counterparties. The CSA’s allow TIAA’s exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. As of December 31, 2009, TIAA held cash collateral of $31.5 million from its counterparties. TIAA must also post collateral to the extent its net position with a given counterparty is at a loss relative to the counterparty. As of December 31, 2009, the Company pledged cash collateral of $87 million to its counterparties.

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating were to fall below the specified mini-

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continued

mum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination would require immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on December 31, 2009 is $395.8 million for which the Company has posted collateral of $77.6 million in the normal course of business.

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss as of December 31, 2009, from foreign currency swap contracts that do not qualify for hedge accounting treatment was $264.5 million. The net realized loss for the year ended December 31, 2009, from all foreign currency swap contracts was $83.3 million.

Equity Index Options: TIAA purchased out-of-the-money put options on the S&P 500 Index as a hedge of a portion of the General Account equity position against a decline in value. These options are traded over-the-counter and the Company is exposed to both market and counterparty risk. These instruments are carried at fair value. On December 31, 2009, the Company did not hold any Equity Index Options. The net realized gain for the year ended December 31, 2009, from all Equity Index Option contracts was $0.4 million.

Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium/(discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized loss for the year ended December 31, 2009, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $2.6 million. The net realized loss for the year ended December 31, 2009 from foreign currency forward contracts was $11.2 million.

Interest Rate Swap Contracts: TIAA enters into interest rate swap contracts as a cash flow hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are designated as fair value hedges in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss for the year ended December 31, 2009, from interest rate swap contracts that do not qualify for hedge accounting treatment was $34.8 million. The net realized gain for the year ended December 31, 2009, from interest rate swap contracts was $12.9 million.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps (“CDS”) as protection against unexpected adverse credit events on selective investments in the TIAA portfolio. These swap contracts are designated as hedges and the premium payment to the counterparty is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss for the year ended December 31, 2009, from purchased credit default swap contracts that do not qualify for hedge accounting treatment was $78.9 million. The net realized gain for the year ended December 31, 2009 from all purchased credit default swap contracts was $3.0 million.

Written Credit Default Swaps used in Replication Transactions: A Replication Synthetic Asset Transaction (“RSAT”) is a written credit derivative transaction (the derivative component) entered into concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity).

As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes (sells) credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The net unrealized gain/loss for the year ended December 31, 2009, from written credit default swap contracts that do not qualify for hedge accounting treatment was $0. The net realized loss for the year ended December 31, 2009 from all written credit default swap contracts was $26 million.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but

Single Premium Immediate Annuities ■ Statement of Additional Information	B-101

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the Notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by TIAA may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by TIAA to Counterparty and delivery of physical security by Counterparty to TIAA.

2.	Notional amount payment by TIAA to Counterparty net of contractual recovery fee.

3.	Notional amount payment by TIAA to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Bond Series of indexes (DJ.NA.IG). The index is comprised of 125 of the most liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. TIAA has written contracts on the overall index, whereby TIAA is obligated to perform should a credit event occur with any reference entity that comprises the index. TIAA has also written contracts on the “Super Senior” (30% to 100%) Tranche of the Dow Jones North American Investment Grade Bond Series # 9 Index (DJ.NA.IG.9), whereby TIAA is obligated to perform should the default rate of the entire index exceed 30%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions).

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2009 Impairment
DJ Investment Grade Index	less than 1 year	$358	0.40%	$—	$(6)
DJ Investment Grade Index	1-2 years	960	0.43%	(4)	(12)
DJ Investment Grade Index	2-3 years	169	0.35%	(3)	(1)
Super SeniorTranche DJ.NA.IG.9	3-4 years	4,919	0.79%	95	—
Totals		$6,406		$88	$(19)

The following table contains information related to Replication positions where Credit Default Swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the Notional amount. TIAA will record the impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions).

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2009 Impairment
Corporate	3-6 years	$786	0.89%	$11	$(2)
Sovereign	0–4 years	145	1.53%	1	—
Total		$931		$12	$(2)

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continued

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation asset, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions).

RSAT NAIC Designation	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
1 Highest Quality	Index	$—	$—	$—	$—
	Tranche	4,919	95	5,411	5,506
	Corporate	686	17	689	706
	Sovereign	60	1	61	62
	Subtotal	5,665	113	6,161	6,274
2 High Quality	Index	1,487	(7)	1,361	1,354
	Tranche	—	—	—	—
	Corporate	90	—	100	100
	Sovereign	25	—	26	26
	Subtotal	1,602	(7)	1,487	1,480
3 Medium Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	—	—	—	—
	Sovereign	60	—	61	61
	Subtotal	60	—	61	61
4 Low Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	10	(6)	11	5
	Sovereign	—	—	—	—
	Subtotal	10	(6)	11	5
	Total	$7,337	$100	$7,720	$7,820

A summary of derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values, appears below (in millions):

		December 31, 2009			December 31, 2008
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign Currency Swap Contracts	Assets	$632	$58	$59	$1,798	$202	$210
	Liabilities	2,247	(492)	(534)	1,461	(290)	(344)
	Subtotal	2,879	(434)	(475)	3,259	(88)	(134)
Foreign Currency Forward Contracts	Assets	38	1	1	90	19	19
	Liabilities	22	(2)	(2)	150	(16)	(16)
	Subtotal	60	(1)	(1)	240	3	3
Interest Rate Swap Contracts	Assets	444	17	17	490	49	49
	Liabilities	185	(3)	(3)	3	—	—
	Subtotal	629	14	14	493	49	49
Credit Default Swap Contracts—RSAT	Assets	5,829	15	113	5,109	—	26
	Liabilities	1,508	(58)	(13)	1,537	(57)	(98)
	Subtotal	7,337	(43)	100	6,646	(57)	(72)
Credit Default Swap Contracts	Assets	205	6	6	660	28	28
(Purchased Default Protection)	Liabilities	1,565	(61)	(61)	473	(7)	(7)
	Subtotal	1,770	(55)	(55)	1,133	21	21
Total	Assets	7,148	97	196	8,147	298	332
	Liabilities	5,527	(616)	(613)	3,624	(370)	(465)
	Total	$12,675	$(519)	$(417)	$11,771	$(72)	$(133)

TIAA reflected $(21.1) million and $(1.9) million in valuation impairments related to Credit Default Swaps and Foreign Currency Swaps, respectively. The average fair value of derivatives used for other than hedging purposes, which are the credit default swaps used in replication synthetic asset transactions was $5.9 million in liabilities.

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The table below illustrates the Fair Values of Derivative Instruments in the Statement of Financial Position. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Hedging Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2009		December 31, 2008		December 31, 2009		December 31, 2008
Qualifying Hedge Relationships	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV
Foreign Currency Swaps	Other Long-term Investments	$1	Other Long-term Investments	$16	Other Liabilities	$(220)	Other Liabilities	$(165)
Total Qualifying Hedge Relationships		1		16		(220)		(165)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Other Long-term Investments	17	Other Long-term Investments	49	Other Liabilities	(3)	Other Liabilities	—
Foreign Currency Swaps	Other Long-term Investments	58	Other Long-term Investments	194	Other Liabilities	(314)	Other Liabilities	(179)
Foreign Currency Forwards	Other Long-term Investments	1	Other Long-term Investments	19	Other Liabilities	(2)	Other Liabilities	(16)
Purchased Credit Default Swaps	Other Long-term Investments	6	Other Long-term Investments	28	Other Liabilities	(61)	Other Liabilities	(7)
Total Non-qualifying Hedge Relationships		82		290		(380)		(202)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Other Long-term Investments	113	Other Long-term Investments	26	Other Liabilities	(13)	Other Liabilities	(98)
Equity Contracts	Other Long-term Investments	—	Other Long-term Investments	—	Other Liabilities	—	Other Liabilities	—
Total Derivatives used for other than Hedging Purposes		113		26		(13)		(98)
Total Derivatives		$196		$332		$(613)		$(465)

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continued

The table below illustrates the Effect of Derivative Instruments in the Statement of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions).

	Effect of Derivative Instruments
	December 31, 2009		December 31, 2008
Qualifying Hedge Relationships	Income Statement Location	Realized Gain (Loss)	Income Statement Location	Realized Gain (Loss)
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	$(12)	Net Realized Capital Gain (Loss)	$(4)
Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Net Realized Capital Gain (Loss)	(1)	Net Realized Capital Gain (Loss)	—
Total Qualifying Hedge Relationships		(13)		(4)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Net Realized Capital Gain (Loss)	13	Net Realized Capital Gain (Loss)	1
Foreign Currency Swaps	Net Realized Capital Gain/(Loss)	(70)	Net Realized Capital Gain (Loss)	(84)
Foreign Currency Forwards	Net Realized Capital Gain (Loss)	(11)	Net Realized Capital Gain (Loss)	(4)
Purchased Credit Default Swaps	Net Realized Capital Gain (Loss)	3	Net Realized Capital Gain (Loss)	1
Total Non-qualifying Hedge Relationships		(65)		(86)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Net Realized Capital Gain (Loss)	(26)	Net Realized Capital Gain (Loss)	(65)
Equity Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	2
Total Derivatives used for other than Hedging Purposes	Net Realized Capital Gain (Loss)	(26)	Net Realized Capital Gain (Loss)	(63)
Total Derivatives		$(104)		$(153)

Note 13—separate accounts

The TIAA Separate Account VA-1 ("VA-1") is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding non-pension (after-tax) variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 is registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account ("REA") is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA's target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments that are easily converted to cash to maintain adequate liquidity; since late 2008, REA’s liquid securities have comprised less than 10% of its assets, primarily due to consistent REA participant withdrawals.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

Other than the guarantees disclosed in Note 21, the Company does not make any guarantees to policyholders on its separate accounts. All accounts offer full or partial withdrawal at market value with no surrender charges. The assets and liabilities of these accounts (which represent participant account values) are carried at fair value (directly held real estate is carried at appraised value).

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Information regarding separate accounts of the Company for the years ended December 31 is as follows (in millions):

Non-guaranteed Separate Accounts	2009	2008	2007
Premiums and considerations	$1,330	$2,035	$3,343
Reserves:
For accounts with assets at:
Fair value	8,287	12,127	18,752
Amortized cost	—	—	—
Total reserves	$8,287	$12,127	$18,752

By withdrawal characteristics:
At fair value	$8,287	$12,127	$18,752
Total reserves	$8,287	$12,127	$18,752

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in millions):

	2009	2008	2007
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$1,523	$2,217	$3,698
Transfers from Separate Accounts	(2,810)	(6,443)	(2,186)
Net transfers (from) or to Separate Accounts	(1,287)	(4,226)	1,512

Reconciling Adjustments:
Fund transfer exchange loss	(2)	(3)	(1)
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$(1,289)	$(4,229)	$1,511

Note 14—management agreements

Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating subsidiaries. The Company has allocated expenses of $954.5 million and $1,327 million to its various subsidiaries and affiliates in 2009 and 2008. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by two subsidiaries of TIAA. Such services are provided in accordance with an Amended and Restated Investment Management Services Agreement, dated as of January 2, 2008, between CREF and Investment Management, and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, dated as of January 1, 2009, between CREF and Services. TIAA also performs administrative services for CREF, on an at-cost basis. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $710 million, $1,142 million and $1,075 million in 2009, 2008 and 2007, respectively, are not included in the statements of operations and had no effect on TIAA's operations.

Advisors provide investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. TPIS and

Services distribute variable annuity contracts for VA-1 and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at-cost by TIAA and Services. TIAA provides investment management and administrative services for REA. Distribution services are provided in accordance with a Distribution Services Agreement between REA and Services. Effective January 1, 2008 the Distribution and Administrative Services Agreement between REA and Services was modified to limit the work performed by Services to distribution activities with TIAA assuming responsibility for all administrative activities. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year and adjusted periodically, with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following amounts due to (from) subsidiaries and affiliates are included in the lines Other assets and Other liabilities on the Balance Sheet, as of December 31 (in millions):

Subsidiary/Affiliate	Receivable		Payable
	2009	2008	2009	2008
College Retirement Equities Fund	$—	$—	$40.0	$68.0
Investment Management	1.8	6.3	—	—
TIAA-CREF Life	12.4	12.1	—	—
TIAA Pension	—	0.6	—	—
TIAA-CREF Trust Company FSB	—	—	—	0.1
Services	—	2.0	0.8	0.6
TIAA Real Estate Account	2.6	1.6	—	—
Total	$16.8	$22.6	$40.8	$68.7

Note 15—federal income taxes

By charter, TIAA is a stock life insurance Company that operates on a non-profit basis and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

Beginning with 1998, TIAA has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts due to (receivable from) TIAA’s subsidiaries for federal income taxes were $70.2 million and $10.3 million at December 31, 2009 and 2008, respectively. The con-

B-106	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

solidating companies, as of December 31, 2009, which file a consolidated federal income tax return with TIAA are as follows:

TIAA-CREF Life Insurance Company

TIAA-CREF Enterprises, Inc.

Dan Properties, Inc.

JV Georgia One, Inc.

Teachers Michigan Properties, Inc.

JWL Properties, Inc.

Liberty Place Retail, Inc.

ND Properties, Inc.

Savannah Teachers Properties, Inc.

TCT Holdings, Inc.

Teachers Advisors, Inc.

Teachers Boca Properties II, Inc.

Teachers Pennsylvania Realty, Inc.

Oleum Holding Company, Inc.

Teachers Personal Investors Service, Inc.

T-Investment Properties Corp.

T-Land Corp.

WRC Properties, Inc.

TIAA-CREF Tuition Financing, Inc.

TIAA-CREF Trust Company, FSB

730 Texas Forest Holdings, Inc.

TIAA Global Markets, Inc.

T-C Sports Co., Inc.

TIAA Board of Overseers

TIAA Realty, Inc.

TIAA Park Evanston, Inc.

Port Northwest IV Corporation

The components of deferred tax asset (“DTA”) and deferred tax liabilities (“DTL”), as of December 31, consisted of the following (in millions):

	2009			2008
Description	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$13,493	$2,717	$16,210	$14,771	$1,611	$16,382
Statutory valuation allowance	—	—	—	—	—	—
Adjusted gross deferred tax assets	13,493	2,717	16,210	14,771	1,611	16,382
Gross deferred tax liabilities	(234)	(21)	(255)	(1)	(329)	(330)
Net deferred tax asset (liability) before admissibility test	$13,259	$2,696	$15,955	$14,770	$1,282	$16,052

Federal Income Taxes recoverable through loss carryback (10.a)	$—	$—	$—	$—	$—	$—
Adj. Gross DTA expected to be realized in one year (10.b.i)	1,634	—	1,634	1,381	—	1,381
10% adj. statutory capital and surplus limit (10.b.ii)	1,622	—	1,622	1,381	—	1,381
Admitted pursuant to par. 10.b. (lesser of i. or ii.)	1,622	—	1,622	1,381	—	1,381
Admitted pursuant to par. 10.c.	234	21	255	1	329	330
Additional admitted pursuant to par. 10.e.i.	—	—	—	N/A	N/A	N/A
Adj. Gross DTA expected to be realized in three years (10.e.ii.a)	1,688	—	1,688	N/A	N/A	N/A
15% adj. statutory capital and surplus limit (10.e.ii.b)	811	—	811	N/A	N/A	N/A
Additional admitted pursuant to par. 10.e.ii. (lesser of a. or b.)	811	—	811	N/A	N/A	N/A
Additional admitted pursuant to par. 10.e.iii.	—	—	—	N/A	N/A	N/A
Admitted deferred tax asset	2,667	21	2,688	1,382	329	1,711
Deferred tax liability	(234)	(21)	(255)	(1)	(329)	(330)
Net admitted DTA or DTL	$2,433	$—	$2,433	$1,381	$—	$1,381

Nonadmitted DTA	$10,826	$2,696	$13,522	$13,389	$1,282	$14,671

For 2009 the Company has admitted DTAs pursuant to paragraph 10.e of SSAP No. 10R. No such election existed in 2008.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-107

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The Company recorded an increase in admitted DTAs as the result of its election to employ the provisions of paragraph 10.e. of SSAP-10R as follows (in millions):

	Increase (Decrease) during 2009
Description	Ordinary	Capital	Total
Gross deferred tax assets	$(1,278)	$1,106	$(172)
Statutory valuation allowance	—	—	—
Adjusted gross deferred tax assets	(1,278)	1,106	(172)
Gross deferred tax liabilities	(233)	308	75
Net deferred tax asset before admissibility test	$(1,511)	$1,414	$(97)

Federal Income Taxes recoverable through loss carryback (10.a)	$—	$—	$—
Adj. Gross DTA expected to be realized in one year (10.b.i)	253	—	253
10% adj. statutory capital and surplus limit (10.b.ii)	241	—	241
Admitted pursuant to par. 10.b. (lesser of i. or ii.)	241	—	241
Admitted pursuant to par. 10.c.	233	(308)	(75)
Additional admitted pursuant to par. 10.e.i.	—	—	—
Adj. Gross DTA expected to be realized in three years (10.e.ii.a)	1,688	—	1,688
15% adj. statutory capital and surplus limit (10.e.ii.b)	811	—	811
Additional admitted pursuant to par. 10.e.ii. (lesser of a. or b.)	811	—	811
Additional admitted pursuant to par. 10.e.iii.	—	—	—
Admitted deferred tax asset	1,285	(308)	977
Deferred tax liability	(233)	308	75
Change in net admitted DTA or DTL	$1,052	$—	$1,052

Change in nonadmitted DTA	$(2,563)	$1,414	$(1,149)

The following table provides the Company’s assets, capital and surplus, and RBC information with the DTA calculated under SSAP No. 10R paragraphs 10(a) to (c) and the additional DTA determined under SSAP No. 10R paragraph 10.e as of December 31, 2009 (in millions):

Description	With Par. 10a.-c.	With Par. 10e	Difference
Admitted DTAs	$1,622	$2,433	$811
Admitted assets	$200,917	$201,728	$811
Statutory surplus	$22,033	$22,844	$811
Total adjusted capital	$23,494	$24,305	$811
RBC authorized control level	$2,254

The changes in current income taxes incurred consist of the following major components as of December 31 (in millions):

Description	2009	2008
Current income tax expense (benefit)	$(58)	$(45)
Tax on capital gains (losses)	—	—
Foreign taxes	—	—
Prior year under accrual (over accrual)	—	—
Federal income taxes incurred	$(58)	$(45)

The tax effects of temporary difference that give rise to significant portions of the deferred tax assets and liabilities are as follows (in millions):

DTAs Resulting from book/tax Differences in:	December 31, 2009	December 31, 2008	Change	Character
Investments	$2,068	$1,479	$589	Capital
Intangible asset	8,427	8,835	(408)	Ordinary
Differences between statutory and tax reserves	401	1,174	(773)	Ordinary
Policyholder dividends	598	816	(218)	Ordinary
Deferred compensation	168	156	12	Ordinary
Balance of payout option reserve due to IRS settlement starting in 2006 (20 year amortization)	478	508	(30)	Ordinary
NOL Carryover	2,905	2,964	(59)	Ordinary
Capital loss carryover	649	132	517	Capital
Other	516	318	198	Ordinary
Gross DTAs	16,210	16,382	(172)
Nonadmitted DTAs	$13,522	$14,671	$(1,149)

DTLs Resulting from book/tax Differences in:	December 31, 2009	December 31, 2008	Change	Character
Market discount deferred on bonds	$(233)	$(329)	$96	Ordinary
Investments	(21)	(1)	(20)	Capital
Other	(1)	—	(1)	Ordinary
Gross DTLs	$(255)	$(330)	$75

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continued

The change in net deferred income taxes is composed of the following (this analysis is exclusive of nonadmitted assets) (in millions):

Description	December 31, 2009	December 31, 2008	Change
Total deferred tax assets	$16,210	$16,382	$(172)
Total deferred tax liabilities	(255)	(330)	75
Net deferred tax asset	$15,955	$16,052

Change in net deferred income tax (charge) benefit			$(97)

The provision for Federal income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to net gains from operations after dividends to policyholders and before Federal income taxes. The significant items causing this difference for the year ended December 31, 2009, are as follows (in millions):

Description	Amount	Tax Effect	Effective Tax Rate
Loss before Federal income taxes	$(619)	$(217)	35.00%
Dividends received deduction	(14)	(5)	0.76%
Amortization of interest maintenance reserve	(68)	(24)	3.86%
Meal disallowance, spousal travel, and non-deductible lobbying	3	1	-0.15%
Utilization of NOL for Subsidiaries	(167)	(58)	9.42%
Change in reserve valuation basis – Direct to Surplus	2,260	791	-127.74%
Non admitted assets	(388)	(136)	21.95%
Prior year true-up	20	7	-1.16%
Adjustment to basis of non admitted assets	(918)	(320)	51.87%
Total	$109	$39	-6.19%

Federal income tax incurred expense (benefit)		(58)	9.42%
Tax on capital gains (losses)		—	0.00%
Change in net deferred income tax charge (benefit)		97	-15.61%
Total statutory income taxes		$39	-6.19%

At December 31, 2009, the Company had net operating loss carry forwards expiring from the year 2013 to 2023 of (in millions):

Year Incurred	Operating Loss	Year of Expiration
1998	$4,433	2013
1999	1,041	2014
2001	181	2016
2002	786	2017
2003	500	2018
2004	380	2019
2008	1,134	2023
Total	$8,455

At December 31, 2009, the Company had capital loss carry forwards expiring in the years 2013 and 2014 of (in millions):

Year Incurred	Capital Loss	Year of Expiration
2008	$439	2013
2009	1,416	2014
Total	$1,855

At December 31, 2009, the Company had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2005	$1	2015
2006	2	2016
2007	2	2017
2008	2	2018
2009	2	2019
Total	$9

At December 31, 2009, the company had General Business Credit carry forward as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2002	$1	2022
2003	2	2023
2004	2	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	5	2028
2009	5	2029
Total	$29

On September 12, 2008, TIAA executed a final settlement with the Internal Revenue Service (“IRS”) Appeals Division resolving all remaining issues for tax years 1998-2002. The primary issue before the IRS Appeals Division was the deduction of losses claimed with regard to certain intangible assets. The IRS conceded that $4.8 billion was deductible for losses related to the termination of pension contracts in force on January 1, 1998, the date that TIAA lost its federal tax exemption. The IRS also allowed losses of $9.4 million claimed for the abandonment of developed software. Additional losses claimed by TIAA of $1.9 billion were disallowed as part of the settlement. This settlement resulted in an adjustment of $1.2 billion as an elimination to the contingency reserve during the year ended 12/31/2008.

TIAA did not incur federal income taxes in 2009 or preceding years that would be available for recoupment in the event of future net losses.

The IRS started its examination for TIAA on April 2, 2009 for the tax years 2005 and 2006. The examination is scheduled to be completed in May of 2011. The statute of limitations for the 2007 and 2008 federal income tax returns are open until September 2011, and September 2012, respectively.

For the years 2003 and 2004 Federal income tax returns for the consolidated companies have been audited by the IRS. In November 2008, the IRS completed its audit and presented the group with a Revenue Agents Report that had no unagreed adjustments.

Interpretation No. 48, Accounting for Uncertainty in Income Taxes – An Interpretation of FASB Statement No. 109 (beginning 9/15/2009, collectively known as FASB ASC 740) established a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FASB ASC 740 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. Management has evaluated the

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Company’s tax position under the principles of FASB ASC 740, and not recorded any uncertain tax benefits as of December 31, 2009 or 2008.

Note 16—pension plan and post-retirement benefits

TIAA maintains a qualified, non-contributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant's contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $44 million, $40 million and $34 million in 2009, 2008 and 2007, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. As of December 31, 2009, the measurement date, the status of this plan for retirees and eligible active employees is summarized below (in millions):

	Post-retirement Benefits
	12/31/2009	12/31/2008	12/31/2007
Reconciliation of change in benefit obligation
Benefit obligation at beginning of year	$113	$99	$105
Eligibility cost	5	4	3
Interest cost	7	6	6
Actuarial losses (gains)	1	9	(11)
Benefits paid	(7)	(5)	(4)
Plan amendments	(3)	—	—
Benefit obligation at end of year	$116	$113	$99

Reconciliation of funded status
Benefit obligation at end of year
Current retirees	$93	$86	$79
Actives currently eligible to retire	23	27	20
Total obligation	116	113	99
Fair value of assets	—	—	—
Funded status	$(116)	$(113)	$(99)
Unrecognized net transition obligation	—	3	4
Unrecognized net (gain) losses	11	9	—
Unrecognized prior service cost	(1)	—	—
Accrued post-retirement benefit cost	$(106)	$(101)	$(95)

The net periodic post-retirement (benefit) cost for the years ended December 31 includes the following components (in millions):

	Post-retirement Benefits
	2009	2008	2007
Components of net periodic benefit cost
Eligibility cost	$5	$4	$3
Interest cost	7	6	6
Amortization of net transition obligation and net (gain) or loss	1	1	1
Net periodic benefit cost	$13	$11	$10

The cost of post-retirement benefits includes a reduction arising from the Medicare Prescription Drug Act of 2003 (“The Act”) subsidy of $2 million for both 2009 and 2008 and $3 million for 2007, respectively.

The post-retirement benefit obligation for non-vested employees was approximately $28 million at December 31, 2009 and approximately $94 million at December 31, 2008.

The Company made changes (plan amendments) to its post-retirement life and health benefits during 2009. The changes included a provision that eliminates post-retirement life insurance coverage for employees who retire on or after January 1, 2010. This change is detailed in the plan amendment component in the reconciliation of the change in benefit obligation shown above.

In addition, the Company changed the post-retirement medical and dental provisions such that employees qualifying for these programs on or after January 1, 2015 will have coverage under the programs, but without any Company subsidy. These changes resulted in the reduction in post-retirement benefit obligation for non-vested employees described above.

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The Company’s proportionate share of the net pension cost of post-retirement benefits related to the pension plan was approximately $6 million, $5 million, $4 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The assumptions used by the Company to calculate the benefit cost and obligations in the year are as follows:

	Post-retirement Benefits
	2009	2008	2007
Weighted-average assumption
Assumptions used to determine benefit obligations
Discount rate for benefit costs	5.75%	6.25%	5.75%
Rate of compensation increase	0.00%	4.00%	4.00%
Assumptions used to determine benefit obligations
Discount rate for benefit obligations	5.75%	5.75%	6.25%
Rate of compensation increase	4.00%	4.00%	4.00%
Medical cost trend rates
Immediate Rate	9.00%	9.50%	10.00%
Ultimate Rate	5.00%	5.00%	5.00%
Year Ultimate Rate Reached	2016	2014	2013
Ultimate medical care cost trend rate after a six year gradual decrease	5.00%	5.00%	5.00%
Dental cost trend rate	5.25%	5.25%	5.25%

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continued

The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase or decrease in assumed medical cost trend rates would have the following effects (in millions):

	Post-retirement Benefits
	2009	2008	2007
Effect of a 1% increase in benefit costs
Change in post-retirement benefit obligation	$12	$12	$10
Change in eligibility cost and interest cost	$1	$1	$1

Effect of a 1% decrease in benefit costs
Change in post-retirement benefit obligation	$(10)	$(10)	$(9)
Change in eligibility cost and interest cost	$(1)	$(1)	$(1)

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, are expected to be paid (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2010	7
2011	8
2012	8
2013	9
2014	9
Total for 2015-2019	53

Medicare Part D Subsidy Receipts
2010	0.4
2011	0.4
2012	0.5
2013	0.6
2014	0.7
Total for 2015-2019	5.0

The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

The Company had provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years. This amount is reduced by the benefit arising from the basic TIAA defined contribution annuity contracts.

Effective July 31, 2007, the SERP was curtailed. Under this curtailment, all participants, who had not attained the age of 55 and completed five years of service, forfeited their benefits under the plan. The one time cost associated with the curtailment of $5 million was due to the need to recognize the past service liability. This one time cost is included in the 2007 SERP total expense. In addition an expense of $11 million was recognized by the Com-

pany related to the funding of separate annuity contracts for individuals who forfeited benefit given the SERP curtailment.

The accumulated benefit obligation totaled $47 million and $45 million as of December 31, 2009 and 2008, respectively. The Company had an accrued pension cost of $46 million and $47 million and had $1.2 million and $0 of additional minimum liability accrued as of December 31, 2009 and 2008, respectively. The Company did not have any projected benefit obligation for non-vested employees for 2009 or 2008.

The SERP obligations were determined based upon a discount rate of 5.55% and a rate of compensation increase is not applicable as of December 31, 2009. In accordance with NAIC SSAP No. 89, Accounting For Pensions, A Replacement of SSAP No. 88, only vested obligations are reflected in the funded status.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable. During 2007, the SERP expense, including expenses associated with the curtailment, totaled $11 million.

Future benefits expected to be paid for the time periods specified on the SERP are as follows (in millions):

1/1/2010 to 12/31/2010	$3.9
1/1/2011 to 12/31/2011	$3.6
1/1/2012 to 12/31/2012	$3.6
1/1/2013 to 12/31/2013	$3.6
1/1/2014 to 12/31/2014	$3.6
1/1/2015 to 12/31/2019	$17.5

Note 17—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

For annuities and supplementary contracts, policy and contract reserves are generally equal to the present value of guaranteed benefits. For most annuities, the present value calculation uses the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. During 2009, TIAA received approval from the Department to change the valuation basis on a portion of its payout annuity reserves. These reserves, which had previously been calculated on the basis of interest at either 1.5% or 2.5%, with mortality on the basis of either the 1983 Table A with ages set back 9 years or the Annuity 2000 Table with ages set back either 9 or 12 years, will henceforth be valued on the basis of interest at 2.5% with mortality in accordance with the Annuity 2000 Table with ages set back 4 years. This reserve modification had the net effect of reducing beginning of year 2009 reserves by approximately $2.26 billion.

For the Personal Annuity (“PA”), deferred annuity reserves in the general account were, through December 31, 2008, equal to the account balance plus the present value, at the maximum

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve was maintained in the general account for the PA’s Guaranteed Minimum Death Benefit (“GMDB”) provision. The reserve for the GMDB was calculated in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit

Reserves and New York State Regulation 151 and was approximately $1.1 million at December 31, 2008. In 2009, Actuarial Guideline 43 was adopted replacing Actuarial Guideline 34 and Actuarial Guideline 39 which resulted in the reserve for GMDB to be calculated as part of the total annuity reserves and not calculated independently.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners Annuity Reserve Valuation Method in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. For accumulating annuities which do not contain variable guarantees, the reserves are generally calculated as the present value of guaranteed benefits using the guaranteed interest and mortality table and the reserve thus calculated is generally equal to the account balance. For payout annuities the reserves meet and exceed minimum standards and are generally calculated as the present value of guaranteed benefits using conservative interest rates and mortality tables. Variable annuity reserves are calculated using Actuarial Guideline 43 which incorporates a deterministic floor plus a stochastic component for products which contain guaranteed benefits.

For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3%. Approximately 79% of annuity and supplementary contract reserves are based on the 1983 Table set back at least 9 years or the Annuity 2000 table set back at least 9 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows (in millions):

	2009		2008
	Amount	Percent	Amount	Percent
Subject to Discretionary Withdrawal
At fair value	$8,287	4.8%	$12,127	7.1%
At book value without adjustment	35,680	20.8%	32,232	18.9%
Not subject to discretionary withdrawal	127,812	74.4%	126,465	74.0%
Total (gross)	171,779	100.0%	170,824	100.0%
Reinsurance ceded	—		—
Total (net)	$171,779		$170,824

Annuity reserves and deposit-type contact funds for the year ended December 31 are as follows (in millions):

	2009	2008
General Account:
Total annuities (excluding supplementary contracts with life contingencies)	$160,455	$155,907
Supplementary contracts with life contingencies	2,463	2,290
Deposit-type contracts	574	500
Subtotal	163,492	158,697

Separate Accounts:
Annuities	8,223	12,024
Supplementary contracts with life contingencies	61	103
Deposit-type contracts	3	—
Subtotal	8,287	12,127
Total	$171,779	$170,824

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent insurance policies, term insurance policies, and regular insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.00% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $0.1 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2009 and $0.2 million at December 31, 2008, respectively. As of December 31, 2009 and December 31, 2008, TIAA had $ 1.1 billion and $1.1 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $13.5 million and $16.9 million at December 31, 2009 and December 31, 2008, respectively.

For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life

B-112	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 18—reinsurance

In 2005 and 2004, the Company entered into reinsurance agreements with RGA Reinsurance Company. In accordance with these agreements, the Company assumed Credit Life, Credit A&H, Term Life and Whole Life liabilities through coinsurance funds withheld and modified coinsurance arrangements on a proportional basis. During 2007, the Credit Life and Credit A&H agreement was recaptured, as well as one of the Term Life and Whole Life agreements. The statutory coinsurance reserves on these recaptured agreements at the end of the 2007 reporting period were approximately $18.4 million and $41.2 million, respectively.

At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2009	2008	2007
Aggregated assumed premiums	$21	$22	$(2)
Reinsurance payable on paid and unpaid losses	$—	$—	$—
Modified coinsurance reserves	$192	$183	$171
(Decrease) Increase in policy and contract reserves	$(5)	$(4)	$(50)

In 2004, TIAA and its subsidiary, TIAA-CREF Life, entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement. After appropriate filings in each jurisdiction, MetLife offered the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2009 and 2008, there were premiums in force of $21 million and $27 million, respectively.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers and there are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of reinsurance.

The major lines in the accompanying financial statements that were reduced by reinsurance agreements at December 31 are as follows (in millions):

	2009	2008	2007
Insurance and annuity premiums	$21	$23	$46
Policy and contract benefits	$70	$81	$91
Increase in policy and contract reserves	$95	$50	$187
Reserves for life and health insurance	$591	$686	$736

Note 19—commercial paper program

TIAA began issuing commercial paper in May 1999. The current maximum amount authorized to be issued under the program is $2 billion, although TIAA’s Board of Trustees and management may reduce the maximum amount of commercial paper issuable under this program in the future. At December 31, 2009 and

2008, TIAA had no commercial paper outstanding and management does not currently intend to issue any commercial paper.

TIAA maintained a committed and unsecured 5-year revolving credit facility of $1 billion with a group of banks to support the commercial paper program. The commercial paper program and credit facility was terminated effective March 5, 2010.

Note 20—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below as of December 31 are as follows (in millions):

	2009	2008
Net unrealized capital gains (losses)	$910	$(2,757)
Asset valuation reserve	$(273)	$4,104
Net deferred federal income tax	$(218)	$13,009
Nonadmitted assets	$(21)	$(12,707)
Net change in reserve valuation	$2,260	$—
Net change in separate account	$(301)	$(1)
Issuance of surplus notes	$2,000	$—
Changes in accounting principles	$1,030	$—
Change in dividend accrual methodology	$155	$—
Prior year FIT settlement	$—	$1,244
Other	$—	$(7)

Capital: TIAA has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of TIAA. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On December 16, 2009, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes bear interest at an annual rate of 6.850%, and have a maturity date of December 16, 2039. Proceeds from the issuance of the Notes were $1,997 million, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on June 16 and December 16 of each year through the maturity date. No subsidiary or affiliate of the Company is an obligor or guarantor of the Notes, which are solely obligations of the Company.

The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the Notes are not part of the legal liabilities of the Company. The Notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the Notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

the Notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest payments on the Notes to be redeemed to the redemption date.

At December 31, 2009, no affiliates of the Company held any portion of the Notes.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 21—contingencies and guarantees

SUBSIDIARY AND AFFILIATE GUARANTEES:

TGM, a wholly-owned subsidiary of TIAA, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5 billion in debt and TIAA’s Board of Trustees authorized TIAA to guarantee up to $5 billion of TGM’s debt. TGM had $3,280 million at December 31, 2009 and $3,295 million at December 31, 2008 of outstanding debt and accrued interest. TIAA also provides a $750 million uncommitted and unsecured 364-day revolving line of credit to TGM. During 2009, there were no draw downs. During 2008, there were 5 draw downs totaling $172 million that were repaid by December 31, 2008. There was no outstanding principal or accrued interest on the line of credit as of December 31, 2009 or 2008.

The carrying value of TGM was $(271) million and $(348) million at December 31, 2009 and December 31, 2008, respectively. Pursuant to TIAA’s guarantee of TGM, TIAA reported the negative equity of TGM as an unrealized loss.

The Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. On March 17, 2009, the Company made a $70 million capital contribution to TIAA-CREF Life in accordance with the financial support agreement.

The Company also provides a $100 million unsecured 364-day revolving line of credit to TIAA-CREF Life. As of December 31,

2009, $30 million of this facility was maintained on a committed basis for which effective May, 2009, the Company received a commitment fee of 20 basis points on the undrawn committed amount. During 2009, there were 7 draw downs totaling $15.2 million that were repaid by December 31, 2009. During 2008, there were 17 draw downs totaling $41 million that were repaid by December 31, 2008. As of December 31, 2009 and 2008, outstanding principal plus accrued interest on this line of credit was $0.

The Company provides a $1 billion uncommitted line of credit to certain accounts of CREF and certain TIAA-CREF Mutual Funds (the “Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $750 million committed credit facility (with a term expiring in June 2010) that is maintained with a group of banks.

The Company provides a $100 million committed and unsecured 364-day revolving line of credit to TCAM, a real estate fund managed by Advisors, in which TIAA has a minority indirect equity ownership interest. During 2009, there were 2 draw downs totaling $5 million which were repaid by December 31, 2009. In 2008, there were 3 draw downs totaling $89 million. Outstanding principal and accrued interest under this line of credit totaled $0 and $36 million as of December 31, 2009 and 2008, respectively.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, the TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As a result of net participant transfers from REA during 2008, on December 24, 2008, the TIAA general account purchased $155.6 million of accumulation units (measured based on the cost of such units) issued by REA. Subsequent to December 24, 2008 and through December 31, 2009, the TIAA general account purchased an aggregate additional $1,058.7 million of accumulation

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continued

units in a number of separate transactions. Overall TIAA has purchased $1,214.3 million of accumulation units and the fair value of such units was $912.3 million as of December 31, 2009, respectively. Accumulation units owned by TIAA are valued in the same manner as units owned by individual REA participants on a fair value basis and will fluctuate in value.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2008, the future minimum lease payments are estimated as follows (in millions):

Year	2010	2011	2012	2013	2014	Thereafter	Total
Amount	$33	$31	$29	$25	$19	$63	$200

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2009, 2008 and 2007 was approximately $35 million, $36 million and $32 million, respectively.

OTHER CONTINGENCIES AND GUARANTEES:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is TIAA management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

Note 22—borrowed money

Effective March 2009, TIAA was authorized to execute investment transactions under the Term Asset-Backed Securities Loan Facility (“TALF”) program. Under the TALF program, the Federal Reserve Bank of New York (“FRBNY”) will lend up to $200 billion on a non-recourse basis to holders of certain AAA-rated Asset Backed Securities (“ABS”) backed by newly and recently originated consumer and small business loans. The FRBNY will lend an amount equal to the market value of the ABS less a haircut and will be secured at all times by the ABS. Loan proceeds will be disbursed to the borrower, contingent on receipt by the FRBNY custodian bank of the eligible collateral. TIAA’s investments in the TALF program shall not exceed $500 million in the aggregate, net of financing provided by the FRBNY.

As of December 31, 2009, TIAA had purchased $1,024 million of eligible asset-backed securities under the TALF program which have been pledged as collateral to support a loan outstanding to the FRBNY in the amount of $939 million.

Note 23—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 12, 2010, the date the financial statements were issued.

On February 26, 2010, TIAA entered into a mortgage loan pool sale for $509.9 million. The pool sale generated net gains of $12.4 million which included the recapture of $3.7 million of previously recorded impairments.

Note 24—securities with a recognized other-than-temporary impairments

The following table represents loan-backed and structured securities with a recognized other-than-temporary impairment and currently held at December 31, 2009, where the present value of cash flows expected to be collected is less than the amortized cost (in whole dollars).

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
02148FAW5	$28,092,011	$26,534,624	*	$(1,557,387)	$26,534,624	$18,680,751	Q4 2009
02149HAK6	24,244,801	23,401,542	*	(843,259)	23,401,542	18,845,140	Q4 2009
02150MAD7	14,901,516	13,816,740	*	(1,084,777)	13,816,740	8,972,865	Q4 2009
02151CBD7	28,168,626	27,928,845	*	(239,781)	27,928,844	23,040,583	Q4 2009
02151FAD1	38,605,381	37,069,440	*	(1,535,940)	37,069,440	24,873,276	Q4 2009
02151NBA9	18,265,546	17,329,210	*	(936,336)	17,329,209	8,458,155	Q4 2009
036510AB1	3,069,871	2,757,334	*	(312,537)	2,757,334	558,394	Q4 2009
03702YAC4	28,800	—	[2]	(3,600)	25,200	25,200	Q4 2009
03927NAA1	14,694,000	9,404,655	*	(5,289,345)	9,404,655	5,250,000	Q4 2009
05947UJT6	684,902	461,411	*	(223,492)	461,410	307,397	Q4 2009

Single Premium Immediate Annuities ■ Statement of Additional Information	B-115

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
05947UMM7	$2,599,818	$1,949,371	*	$(650,447)	$1,949,371	$378,124	Q4 2009
05947UMN5	423,878	293,741	*	(130,137)	293,741	280,237	Q4 2009
05947UMQ8	65,123	40,439	*	(24,684)	40,438	88,981	Q4 2009
05947UVY1	1,969,347	1,783,588	*	(185,759)	1,783,588	231,398	Q4 2009
05947UVZ8	1,943,102	318,015	*	(1,625,086)	318,015	230,470	Q4 2009
05947UWA2	767,441	160,955	*	(606,486)	160,955	225,249	Q4 2009
05947UWB0	131,201	38,213	*	(92,988)	38,213	109,176	Q4 2009
05947UWC8	58,568	37,462	*	(21,106)	37,462	100,663	Q4 2009
05947UWD6	68,815	3,887	*	(64,928)	3,886	85,979	Q4 2009
05948KB65	10,449,434	9,975,969	*	(473,465)	9,975,968	6,636,940	Q4 2009
05948KC98	17,774,894	17,659,660	*	(115,234)	17,659,659	13,260,340	Q4 2009
05948KLA5	1,899,662	1,730,054	*	(169,607)	1,730,054	929,251	Q4 2009
05948KP37	10,774,469	10,676,031	*	(98,438)	10,676,031	7,980,675	Q4 2009
059497AC1	10,033,749	7,475,988	*	(2,557,761)	7,475,988	2,700,530	Q4 2009
059497AD9	2,324,169	1,247,454	*	(1,076,714)	1,247,454	1,025,695	Q4 2009
059497AE7	1,248,722	976,677	*	(272,045)	976,677	816,252	Q4 2009
05949AA67	6,044,085	4,810,509	*	(1,233,576)	4,810,509	3,013,806	Q4 2009
05949AA75	751,465	301,665	*	(449,799)	301,666	430,970	Q4 2009
05949AM23	2,018,498	1,815,559	*	(202,939)	1,815,559	1,867,555	Q4 2009
05949AM31	419,985	371,791	*	(48,194)	371,791	325,386	Q4 2009
05949AMP2	2,912,645	2,125,205	*	(787,440)	2,125,205	1,401,219	Q4 2009
059511AL9	7,909,548	4,984,251	*	(2,925,297)	4,984,251	2,157,600	Q4 2009
059511AM7	3,154,584	1,355,076	*	(1,799,508)	1,355,076	1,145,100	Q4 2009
059511AS4	1,707,661	1,267,071	*	(440,589)	1,267,071	1,098,651	Q4 2009
059511AU9	2,073,166	1,533,143	*	(540,023)	1,533,143	1,463,230	Q4 2009
07383FFU7	7,065,000	—	[2]	(1,399,103)	5,665,897	5,665,896	Q4 2009
07387BAU7	7,875,039	5,079,212	*	(2,795,827)	5,079,212	1,562,905	Q4 2009
07387BEQ2	6,510,227	1,763,264	*	(4,746,963)	1,763,264	2,421,832	Q4 2009
07387BGA5	2,801,784	1,418,267	*	(1,383,517)	1,418,267	380,252	Q4 2009
07388NAK2	14,152,891	13,845,930	*	(306,960)	13,845,930	3,354,147	Q4 2009
07388PAQ4	1,081,028	804,094	*	(276,933)	804,094	600,000	Q4 2009
07388RAM9	8,630,233	7,989,403	*	(640,830)	7,989,402	2,029,004	Q4 2009
07388RAN7	9,125,638	2,720,811	*	(6,404,827)	2,720,811	2,167,880	Q4 2009
07388RAP2	1,971,040	1,002,354	*	(968,686)	1,002,354	1,156,116	Q4 2009
07388YBC5	1,811,745	1,741,414	*	(70,331)	1,741,413	858,613	Q4 2009
07388YBE1	1,393,067	1,358,950	*	(34,117)	1,358,950	594,875	Q4 2009
073945AN7	3,339,528	3,306,158	*	(33,370)	3,306,158	957,803	Q4 2009
073945AQ0	1,868,879	659,798	*	(1,209,081)	659,798	418,758	Q4 2009
073945AS6	579,047	467,855	*	(111,193)	467,855	261,696	Q4 2009
12513YAM2	29,101,145	16,596,465	*	(12,504,680)	16,596,465	4,656,066	Q4 2009
12513YAP5	1,266,627	728,019	*	(538,609)	728,019	550,000	Q4 2009
12543TAD7	10,072,936	9,581,950	*	(490,987)	9,581,949	7,308,631	Q4 2009
12543UAD4	45,177,736	42,394,763	*	(2,782,973)	42,394,763	20,791,904	Q4 2009
12543UAE2	15,930,769	15,151,663	*	(779,106)	15,151,662	7,917,427	Q4 2009
12544AAC9	49,835,937	48,574,000	*	(1,261,938)	48,573,999	25,931,615	Q4 2009
12544DAK5	21,950,653	21,668,534	*	(282,120)	21,668,533	15,139,755	Q4 2009
12544DAQ2	15,698,178	15,576,810	*	(121,369)	15,576,809	9,330,008	Q4 2009
12544LAK7	31,269,224	30,929,120	*	(340,105)	30,929,120	23,283,773	Q4 2009
12544RAL2	8,883,000	8,687,070	*	(195,930)	8,687,070	5,835,361	Q4 2009
12545CAU4	39,546,663	37,843,800	*	(1,702,862)	37,843,800	29,109,776	Q4 2009
12558MBN1	14,860,111	14,345,456	*	(514,654)	14,345,456	2,493,919	Q4 2009
12566RAG6	40,498,727	38,955,331	*	(1,543,396)	38,955,331	28,805,442	Q4 2009
12566XAE8	34,342,512	31,146,695	*	(3,195,816)	31,146,696	22,906,737	Q4 2009
12566XAG3	15,725,340	14,714,071	*	(1,011,269)	14,714,071	7,004,737	Q4 2009
126171AQ0	4,979,133	4,294,374	*	(684,758)	4,294,375	1,184,275	Q4 2009

B-116	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
126378AG3	$14,468,757	$13,583,840*	$(884,917)	$13,583,840	$9,322,523	Q4 2009
126378AH1	15,735,264	14,849,375*	(885,888)	14,849,376	8,924,133	Q4 2009
126670GR3	6,999,491	6,444,126*	(555,365)	6,444,126	2,538,239	Q4 2009
126670QT8	3,628,335	3,588,345*	(39,989)	3,588,345	2,216,845	Q4 2009
126671TW6	1,104,726	893,475*	(211,251)	893,475	157,397	Q4 2009
12667F2J3	38,230,681	37,962,649*	(268,031)	37,962,649	16,806,135	Q4 2009
12667F4N2	10,000,000	9,861,140*	(138,860)	9,861,140	6,538,343	Q4 2009
12667FMJ1	19,582,164	19,378,750*	(203,414)	19,378,750	11,437,931	Q4 2009
12667FR98	6,874,348	4,442,078*	(2,432,270)	4,442,079	1,295,211	Q4 2009
12667FYZ2	24,125,540	19,416,476*	(4,709,062)	19,416,477	5,117,969	Q4 2009
12667GFB4	68,056,538	67,661,838*	(394,700)	67,661,838	49,131,254	Q4 2009
12667GFT5	19,521,163	19,142,452*	(378,711)	19,142,452	12,645,891	Q4 2009
12667GJG9	16,385,944	16,353,725*	(32,220)	16,353,725	11,171,557	Q4 2009
12667GKE2	15,362,913	14,843,603*	(519,310)	14,843,603	7,562,329	Q4 2009
12667GQA4	23,036,429	22,632,015*	(404,413)	22,632,015	15,677,998	Q4 2009
12667GW74	20,096,846	20,031,300*	(65,546)	20,031,300	14,258,906	Q4 2009
12668ASQ9	4,716,558	4,702,861*	(13,697)	4,702,861	3,743,740	Q4 2009
12668ASQ9	23,876,161	23,806,825*	(69,335)	23,806,826	18,951,563	Q4 2009
12668ASR7	7,449,505	7,322,311*	(127,195)	7,322,311	3,739,156	Q4 2009
126694AG3	14,053,115	13,575,455*	(477,660)	13,575,456	5,578,762	Q4 2009
126694HK7	19,184,867	19,020,520*	(164,347)	19,020,520	14,660,188	Q4 2009
126694JS8	27,939,566	27,834,552*	(105,015)	27,834,552	10,595,359	Q4 2009
126694W61	24,054,887	22,698,354*	(1,356,531)	22,698,355	9,466,804	Q4 2009
126694XQ6	32,714,970	30,923,460*	(1,791,510)	30,923,460	13,730,021	Q4 2009
12669DN87	2,557,344	1,951,794*	(605,550)	1,951,794	1,261,641	Q4 2009
12669E4W3	5,078,179	4,840,770*	(237,407)	4,840,771	2,593,800	Q4 2009
12669YAF9	20,652,190	19,664,480*	(987,710)	19,664,480	8,774,980	Q4 2009
12669YAH5	16,469,188	16,368,462*	(100,724)	16,368,463	6,872,166	Q4 2009
12669YAX0	15,969,650	15,316,597*	(653,053)	15,316,597	6,697,462	Q4 2009
12670AAF8	48,352,021	45,989,003*	(2,363,017)	45,989,003	33,931,285	Q4 2009
14986DAT7	24,737,519	24,630,218*	(107,300)	24,630,219	3,632,255	Q4 2009
152314DS6	1,296,322	1,130,881*	(165,440)	1,130,881	326,094	Q4 2009
152314DT4	372,409	340,216*	(32,192)	340,216	225,279	Q4 2009
161546CJ3	831,935	783,254*	(48,680)	783,255	587,105	Q4 2009
161546CK0	799,928	465,669*	(334,259)	465,669	496,657	Q4 2009
161546DP8	1,096,469	763,269*	(333,200)	763,269	310,295	Q4 2009
161546FY7	4,136,277	2,201,132*	(1,935,146)	2,201,131	671,769	Q4 2009
161551FG6	335,000	288,420*	(46,581)	288,420	133,289	Q4 2009
161551FV3	551,726	430,572*	121,154)	430,572	253,334	Q4 2009
161551FW1	154,005	103,494*	(50,512)	103,493	3,237	Q4 2009
161631AV8	42,128,293	40,838,841*	(1,289,453)	40,838,841	30,045,941	Q4 2009
16163BAP9	29,341,512	28,968,115*	(373,396)	28,968,115	13,865,667	Q4 2009
16165LAG5	13,821,284	13,647,765*	(173,520)	13,647,765	7,986,973	Q4 2009
16165TBJ1	10,448,900	10,263,762*	(185,139)	10,263,761	6,816,639	Q4 2009
170255AS2	15,112,930	14,773,335*	(339,595)	14,773,335	11,552,634	Q4 2009
17025JAB9	9,459,235	9,190,500*	(268,735)	9,190,500	4,008,065	Q4 2009
17025JAB9	28,874,314	28,054,001*	(820,313)	28,054,001	12,234,618	Q4 2009
17025TAV3	28,498,552	27,463,404*	(1,035,149)	27,463,404	15,287,882	Q4 2009
172973W62	440,184	436,545*	(3,639)	436,545	313,988	Q4 2009
17309YAD9	20,217,243	19,172,924*	(1,044,318)	19,172,924	12,006,899	Q4 2009
17310AAR7	32,963,982	32,409,718*	(554,264)	32,409,718	20,022,763	Q4 2009
17310MAQ3	15,046,908	11,646,344*	(3,400,565)	11,646,344	1,856,580	Q4 2009
17310MAS9	1,275,932	960,222*	(315,710)	960,222	414,852	Q4 2009
17312FAD5	9,855,551	9,846,320*	(9,231)	9,846,320	7,494,675	Q4 2009
190749AN1	1,490,230	1,163,840*	(326,390)	1,163,840	360,290	Q4 2009

Single Premium Immediate Annuities ■ Statement of Additional Information	B-117

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
19075CAK9	$10,988,235	$5,934,671*	$(5,053,564)	$5,934,671	$4,175,325	Q4 2009
19075CAL7	4,094,402	2,993,689*	(1,100,713)	2,993,689	3,540,530	Q4 2009
19075CAM5	1,087,743	779,994*	(307,749)	779,994	719,115	Q4 2009
19075CAN3	841,743	620,145*	(221,598)	620,145	500,000	Q4 2009
19075CAS2	3,735,011	3,321,386*	(413,625)	3,321,386	2,419,440	Q4 2009
20047EAP7	3,693,912	2,729,624*	(964,288)	2,729,624	4,169,656	Q4 2009
20173MAN0	19,810,076	7,538,530*	(12,271,546)	7,538,530	3,457,580	Q4 2009
20173MAQ3	1,220,517	672,399*	(548,119)	672,399	450,000	Q4 2009
20173QAQ4	2,426,918	2,420,539*	(6,379)	2,420,539	964,680	Q4 2009
20173QAR2	1,574,088	1,494,364*	(79,724)	1,494,364	669,900	Q4 2009
20173VAM2	7,613,342	6,145,038*	(1,468,304)	6,145,038	1,986,190	Q4 2009
22544QAK5	17,504,444	15,077,211*	(2,427,233)	15,077,211	3,463,938	Q4 2009
22544QAM1	19,198,558	6,452,459*	(12,746,099)	6,452,459	3,771,547	Q4 2009
22544QAN9	3,673,347	2,374,303*	(1,299,043)	2,374,303	1,541,414	Q4 2009
22544QAP4	1,395,672	1,013,000*	(382,671)	1,013,000	841,401	Q4 2009
22544QAQ2	2,386,341	1,713,685*	(672,655)	1,713,685	1,332,980	Q4 2009
225458DT2	2,910,803	2,893,702*	(17,101)	2,893,702	1,143,105	Q4 2009
225458SB5	14,087,585	14,001,464*	(86,122)	14,001,464	3,794,631	Q4 2009
22545MAL1	2,038,813	1,858,087*	(180,726)	1,858,087	2,593,430	Q4 2009
22545MAM9	1,709,901	1,586,278*	(123,623)	1,586,278	1,868,640	Q4 2009
22545XAP8	2,080,603	858,458*	(1,222,145)	858,458	2,707,527	Q4 2009
22545XAQ6	1,601,753	—*	(1,601,753)	—	1,117,160	Q4 2009
22545YAQ4	16,380,576	9,249,971*	(7,130,604)	9,249,971	2,061,587	Q4 2009
22545YAS0	7,162,378	6,066,179*	(1,096,199)	6,066,179	2,435,132	Q4 2009
225470H22	970,504	913,919*	(56,586)	913,919	879,984	Q4 2009
251510CY7	6,174,468	6,128,158*	(46,309)	6,128,159	2,385,464	Q4 2009
251510ET6	6,610,704	6,129,009*	(481,695)	6,129,009	1,531,776	Q4 2009
294751FB3	4,704,156	4,472,357*	(231,798)	4,472,358	941,193	Q4 2009
294751FC1	2,323,121	1,249,073*	(1,074,047)	1,249,073	395,093	Q4 2009
294754AY2	5,853,602	5,588,892*	(264,709)	5,588,893	4,304,994	Q4 2009
32051G2J3	19,664,606	19,456,027*	(208,579)	19,456,027	15,337,214	Q4 2009
32051GDH5	5,217,232	4,028,086*	(1,189,146)	4,028,086	3,390,503	Q4 2009
32051GFL4	7,842,427	7,595,406*	(247,021)	7,595,406	5,536,785	Q4 2009
36157TJG7	1,804,125	1,308,395*	(495,731)	1,308,395	1,469,454	Q4 2009
361849S29	6,462,883	4,691,115*	(1,771,769)	4,691,115	1,678,015	Q4 2009
36228CXK4	14,878,974	14,014,916*	(864,059)	14,014,916	1,650,000	Q4 2009
36228CYQ0	24,033,161	23,095,688*	(937,473)	23,095,688	7,171,836	Q4 2009
3622ECAH9	6,009,448	5,942,640*	(66,808)	5,942,640	2,934,538	Q4 2009
3622MPBE7	50,481,437	50,370,400*	(111,038)	50,370,400	39,532,250	Q4 2009
3622MSAC6	2,256,915	1,320,710*	(936,206)	1,320,710	1,198,500	Q4 2009
362332AM0	6,642,090	4,602,455*	(2,039,635)	4,602,455	1,911,030	Q4 2009
362332AN8	3,128,933	473,329*	(2,655,604)	473,329	856,025	Q4 2009
362332AT5	8,451,782	642,221*	(7,809,561)	642,221	2,520,945	Q4 2009
362332AV0	3,936,084	668,865*	(3,267,219)	668,865	1,640,000	Q4 2009
362334QC1	9,544,327	9,182,163*	(362,163)	9,182,164	7,009,589	Q4 2009
36246LAJ0	24,572,527	20,199,835*	(4,372,692)	20,199,835	6,914,975	Q4 2009
36246LAK7	20,209,700	7,818,916*	(12,390,785)	7,818,916	8,829,030	Q4 2009
36246LAL5	6,796,200	4,064,932*	(2,731,268)	4,064,932	5,808,390	Q4 2009
362669AQ6	10,133,998	10,076,619*	(57,380)	10,076,619	6,805,070	Q4 2009
36298JAC7	9,824,095	7,485,905*	(2,338,190)	7,485,905	1,299,000	Q4 2009
36828QSL1	1,764,915	977,473*	(787,442)	977,473	908,306	Q4 2009
45660LPD5	13,759,047	13,655,346*	(103,701)	13,655,346	9,245,813	Q4 2009
46412QAD9	4,768,657	4,752,036*	(16,620)	4,752,037	1,247,784	Q4 2009
46614KAB2	2,754,987	2,069,970*	(685,017)	2,069,970	500,000	Q4 2009
46625M2W8	1,230,406	1,196,249*	(34,156)	1,196,249	169,265	Q4 2009

B-118	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
46625MQ93	$2,095,225	$474,700	*	$(1,620,525)	$474,700	$146,389	Q4 2009
46625MR27	296,961	182,521	*	(114,441)	182,521	126,514	Q4 2009
46625MUJ6	4,427,693	3,229,620	*	(1,198,073)	3,229,620	1,013,133	Q4 2009
46625MZH5	1,179,409	1,094,197	*	(85,212)	1,094,197	490,187	Q4 2009
46625MZJ1	2,162,622	259,295	*	(1,903,327)	259,295	342,817	Q4 2009
46625MZK8	2,331,637	—	*	(2,331,637)	—	302,478	Q4 2009
46625MZL6	44,886	—	*	(44,886)	—	225,453	Q4 2009
46625YC68	3,016,699	1,949,218	*	(1,067,481)	1,949,218	439,970	Q4 2009
46625YQ89	1,513,711	1,156,511	*	(357,200)	1,156,511	800,079	Q4 2009
46625YQ97	994,984	852,693	*	(142,291)	852,693	1,010,060	Q4 2009
46627MAC1	11,109,835	11,107,913	*	(1,922)	11,107,913	5,679,297	Q4 2009
46628CAD0	19,859,800	19,289,493	*	(570,307)	19,289,493	12,805,916	Q4 2009
46628SAG8	26,022,755	24,189,294	*	(1,833,461)	24,189,294	13,494,828	Q4 2009
46628YBK5	29,479,163	29,064,914	*	(414,249)	29,064,914	12,713,916	Q4 2009
46628YBP4	15,611,011	15,328,042	*	(282,969)	15,328,042	9,316,003	Q4 2009
46629YAM1	16,337,536	15,714,000	*	(623,536)	15,714,000	4,461,220	Q4 2009
46629YAQ2	1,460,898	1,180,316	*	(280,582)	1,180,316	1,011,940	Q4 2009
46630AAG3	450,846	429,259	*	(21,587)	429,259	360,000	Q4 2009
46630JAQ2	30,100,789	28,949,901	*	(1,150,888)	28,949,901	11,111,370	Q4 2009
46630JAS8	2,912,412	2,596,223	*	(316,189)	2,596,223	2,667,440	Q4 2009
46630JAU3	4,457,046	3,568,616	*	(888,430)	3,568,616	4,334,260	Q4 2009
46630JAW9	3,084,864	2,480,742	*	(604,122)	2,480,742	3,159,820	Q4 2009
46631BAP0	16,557,726	9,978,276	*	(6,579,450)	9,978,276	2,458,651	Q4 2009
46632HAR2	2,993,238	2,071,845	*	(921,393)	2,071,845	863,376	Q4 2009
486011AD1	12,800,000	—	[2]	(5,376,000)	7,424,000	7,424,000	Q4 2009
50177AAL3	9,847,630	2,320,838	*	(7,526,792)	2,320,838	1,603,730	Q4 2009
50179AAM9	3,872,820	2,919,210	*	(953,609)	2,919,210	480,000	Q4 2009
50179AAN7	1,687,002	1,350,628	*	(336,374)	1,350,628	549,000	Q4 2009
50179AAS6	1,625,796	1,300,608	*	(325,188)	1,300,608	524,370	Q4 2009
50180CAV2	824,030	740,070	*	(83,960)	740,070	720,000	Q4 2009
50180JAM7	5,085,004	4,203,920	*	(881,085)	4,203,920	1,700,000	Q4 2009
50180JAR6	2,635,610	2,240,014	*	(395,597)	2,240,014	840,000	Q4 2009
52108HSR6	6,799,961	2,694,968	*	(4,104,994)	2,694,968	1,660,414	Q4 2009
52108HST2	5,299,935	2,114,928	*	(3,185,007)	2,114,928	1,280,942	Q4 2009
52108HSV7	4,566,802	1,859,367	*	(2,707,435)	1,859,367	1,111,033	Q4 2009
52108HZ80	6,961,779	5,822,810	*	(1,138,969)	5,822,810	1,828,078	Q4 2009
525221EB9	4,999,219	4,976,530	*	(22,688)	4,976,531	2,699,322	Q4 2009
525221EB9	24,996,094	24,882,652	*	(113,441)	24,882,653	13,496,608	Q4 2009
525221JW8	42,492,282	40,532,474	*	(1,959,808)	40,532,474	25,739,305	Q4 2009
52522HAL6	40,000,000	39,094,709	*	(905,291)	39,094,709	17,347,248	Q4 2009
55312TAH6	10,038,969	7,114,883	*	(2,924,086)	7,114,883	2,796,660	Q4 2009
55312TAJ2	4,409,205	2,116,859	*	(2,292,346)	2,116,859	2,034,828	Q4 2009
55312TAK9	5,861,263	4,227,537	*	(1,633,726)	4,227,537	3,406,325	Q4 2009
55312TAQ6	627,674	—	[2]	(29,932)	597,742	597,742	Q4 2009
55312TAR4	692,324	—	[2]	(41,516)	650,808	650,808	Q4 2009
55312VAR9	20,572,173	19,840,853	*	(731,320)	19,840,853	3,954,150	Q4 2009
55312YAH5	9,889,566	8,118,376	*	(1,771,190)	8,118,376	3,489,990	Q4 2009
55312YAJ1	3,719,481	1,734,575	*	(1,984,907)	1,734,575	3,123,960	Q4 2009
55312YAK8	1,238,011	832,561	*	(405,450)	832,561	1,387,912	Q4 2009
55313KAJ0	16,420,888	9,748,422	*	(6,672,467)	9,748,422	4,319,428	Q4 2009
55313KAK7	4,705,265	750,579	*	(3,954,686)	750,579	1,104,800	Q4 2009
576434GR9	2,302,714	2,299,657	*	(3,057)	2,299,657	1,342,087	Q4 2009
576434SW5	11,501,301	11,319,422	*	(181,878)	11,319,422	6,428,454	Q4 2009
58556#AA0	3,648,605	2,088,388	*	(1,560,217)	2,088,388	2,088,461	Q4 2009
59022HEC2	4,863,526	1,462,290	*	(3,401,236)	1,462,290	2,343,838	Q4 2009

Single Premium Immediate Annuities ■ Statement of Additional Information	B-119

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
59022HED0	$254,509	$182,000	*	$(72,509)	$182,000	$271,585	Q4 2009
59022HEE8	143,242	124,815	*	(18,427)	124,815	155,145	Q4 2009
59025KAK8	19,132,586	18,816,090	*	(316,496)	18,816,090	6,127,020	Q4 2009
60687UAM9	5,359,678	3,522,644	*	(1,837,034)	3,522,644	724,072	Q4 2009
60687VAM7	1,011,356	718,736	*	(292,620)	718,736	973,765	Q4 2009
60687VAN5	467,103	343,024	*	(124,080)	343,024	551,651	Q4 2009
60688BAM0	5,814,544	2,690,005	*	(3,124,539)	2,690,005	1,276,092	Q4 2009
60688BAS7	2,980,912	2,368,385	*	(612,527)	2,368,385	1,370,490	Q4 2009
617453AD7	1,542,447	1,438,751	*	(103,696)	1,438,751	1,055,068	Q4 2009
61745MTQ6	3,511,230	3,145,941	*	(365,289)	3,145,941	467,827	Q4 2009
61745MU68	2,521,714	2,318,144	*	(203,570)	2,318,144	1,326,172	Q4 2009
61749EAE7	21,937,113	20,632,744	*	(1,304,369)	20,632,744	14,241,794	Q4 2009
61749MAC3	4,982,502	3,122,850	*	(1,859,653)	3,122,850	1,248,255	Q4 2009
61749MAD1	3,971,145	869,200	*	(3,101,945)	869,200	1,097,016	Q4 2009
61749MAE9	649,935	537,516	*	(112,418)	537,516	973,452	Q4 2009
61749MAF6	335,488	309,596	*	(25,892)	309,596	444,996	Q4 2009
61749MAG4	245,789	226,491	*	(19,298)	226,491	295,570	Q4 2009
61749WAH0	5,831,762	5,444,731	*	(387,031)	5,444,731	4,125,921	Q4 2009
61749WAJ6	3,826,597	3,730,700	*	(95,897)	3,730,700	2,791,770	Q4 2009
61750HAN6	5,794,800	4,054,044	*	(1,740,756)	4,054,044	601,333	Q4 2009
61750YAF6	33,373,686	32,686,866	*	(686,821)	32,686,865	16,663,416	Q4 2009
61751NAQ5	2,487,197	1,664,541	*	(822,656)	1,664,541	589,020	Q4 2009
61751NAR3	1,028,941	880,327	*	(148,614)	880,327	400,000	Q4 2009
61751XAJ9	5,018,681	3,840,990	*	(1,177,692)	3,840,990	1,588,515	Q4 2009
61751XAL4	358,335	344,824	*	(13,511)	344,824	468,594	Q4 2009
61752JAF7	12,681,357	12,380,156	*	(301,201)	12,380,156	9,537,557	Q4 2009
61753JAN9	1,142,224	984,350	*	(157,874)	984,350	877,061	Q4 2009
61754KAN5	29,809,708	29,531,670	*	(278,038)	29,531,670	5,844,840	Q4 2009
61754KAP0	13,409,091	4,918,205	*	(8,490,886)	4,918,205	2,666,250	Q4 2009
643529AD2	13,146,934	13,050,002	*	(96,932)	13,050,002	9,017,512	Q4 2009
74438WAN6	1,816,058	1,072,747	*	(743,311)	1,072,747	458,439	Q4 2009
74438WAP1	49,158	—	*	(49,158)	—	141,563	Q4 2009
74924PAJ1	936,873	519,462	*	(417,411)	519,462	328,120	Q4 2009
74951PEA2	3,495,148	1,433,285	*	(2,061,864)	1,433,285	835,487	Q4 2009
749577AL6	19,105,048	18,361,590	*	(743,457)	18,361,590	8,706,964	Q4 2009
74957EAE7	18,387,988	18,193,031	*	(194,957)	18,193,031	12,426,822	Q4 2009
74957EAF4	38,816,646	38,362,976	*	(453,671)	38,362,976	30,535,097	Q4 2009
74957VAQ2	22,747,844	22,214,689	*	(533,156)	22,214,689	17,832,166	Q4 2009
74957XAF2	37,231,074	36,852,427	*	(378,648)	36,852,426	26,262,639	Q4 2009
749583AH3	10,731,811	10,129,813	*	(601,999)	10,129,813	4,117,628	Q4 2009
74958AAD6	32,866,792	31,650,698	*	(1,216,094)	31,650,698	25,854,525	Q4 2009
74958AAH7	29,073,808	27,518,940	*	(1,554,869)	27,518,940	17,192,658	Q4 2009
74958BAH5	27,755,168	26,705,567	*	(1,049,600)	26,705,567	17,197,206	Q4 2009
74958EAD8	49,662,273	49,333,700	*	(328,573)	49,333,700	37,201,145	Q4 2009
74981TAC8	9,000,000	—	[2]	(3,150,000)	5,850,000	5,850,000	Q4 2009
75115CAG2	9,239,147	8,856,643	*	(382,503)	8,856,643	4,622,037	Q4 2009
75971EAF3	467,367	426,480	*	(40,888)	426,480	249,442	Q4 2009
760985CM1	1,269,068	1,011,623	*	(257,444)	1,011,623	804,386	Q4 2009
760985SS1	6,542,585	6,519,650	*	(22,934)	6,519,650	2,957,601	Q4 2009
760985U66	182,646	71,279	*	(111,367)	71,279	31,872	Q4 2009
760985U74	18,856	8,739	*	(10,118)	8,738	4,228	Q4 2009
76110H5M7	110,543	107,801	*	(2,743)	107,800	93,788	Q4 2009
76110HHB8	4,318,025	3,800,653	*	(517,371)	3,800,653	1,572,093	Q4 2009
76110HQT9	1,441,903	1,286,426	*	(155,476)	1,286,426	541,109	Q4 2009
76110HSH3	3,131,045	2,652,424	*	(478,621)	2,652,424	583,025	Q4 2009

B-120	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
76110HX53	$10,788,610	$10,730,776	*	$(57,833)	$10,730,777	$6,894,858	Q4 2009
76110HX87	24,320,507	23,938,918	*	(381,588)	23,938,919	15,338,776	Q4 2009
76110WQA7	17,189,799	15,628,689	*	(1,561,111)	15,628,689	5,701,419	Q4 2009
76110WQU3	4,478,236	2,780,528	*	(1,697,709)	2,780,527	1,017,879	Q4 2009
76110WRX6	3,720,469	2,952,563	*	(767,906)	2,952,563	628,962	Q4 2009
76110WTC0	4,438,808	3,111,412	*	(1,327,395)	3,111,412	1,183,599	Q4 2009
76110WTV8	2,022,143	899,482	*	(1,122,661)	899,482	407,986	Q4 2009
76110WXR2	9,699,484	9,369,981	*	(329,503)	9,369,981	4,053,679	Q4 2009
761118CZ9	11,726,512	11,266,871	*	(459,641)	11,266,871	4,579,678	Q4 2009
761118PQ5	12,839,852	12,296,584	*	(543,268)	12,296,584	9,392,704	Q4 2009
76114DAE4	16,600,875	15,340,494	*	(1,260,382)	15,340,493	12,614,418	Q4 2009
84604CAE7	3,738,299	3,401,919	*	(336,381)	3,401,919	1,038,660	Q4 2009
86359DPP6	26,065,028	22,653,220	*	(3,411,808)	22,653,220	7,578,276	Q4 2009
87222PAE3	36,209,915	35,349,969	*	(859,947)	35,349,969	15,782,436	Q4 2009
87246AAP3	20,502,917	14,536,428	*	(5,966,490)	14,536,428	2,167,886	Q4 2009
87246AAQ1	5,424,135	1,225,109	*	(4,199,026)	1,225,109	593,798	Q4 2009
92976UAA8	13,920,295	10,668,447	*	(3,251,848)	10,668,447	1,820,000	Q4 2009
92977QAP3	13,540,376	8,896,827	*	(4,643,549)	8,896,827	2,906,604	Q4 2009
92977QAQ1	4,916,523	3,218,604	*	(1,697,920)	3,218,604	2,611,154	Q4 2009
92978MAN6	25,076,116	21,257,728	*	(3,818,388)	21,257,728	5,553,925	Q4 2009
92978MAT3	4,232,886	1366,517	*	(2,866,369)	1,366,517	1,044,924	Q4 2009
92978QAJ6	41,868,287	34,756,308	*	(7,111,979)	34,756,308	17,803,755	Q4 2009
92978QAN7	1,054,106	588,222	*	(465,884)	588,222	1,852,940	Q4 2009
92978QAP2	1,006,290	586,700	*	(419,590)	586,700	1,681,690	Q4 2009
92978QAR8	2,428,623	2,009,685	*	(418,937)	2,009,685	3,686,283	Q4 2009
92978TAL5	23,643,133	22,488,549	*	(1,154,584)	22,488,549	8,652,630	Q4 2009
92978TAM3	7,091,481	5,731,599	*	(1,359,882)	5,731,599	7,777,740	Q4 2009
92978YAM2	14,518,036	6,756,551	*	(7,761,485)	6,756,551	2,405,355	Q4 2009
92978YAN0	8,560,596	3,780,993	*	(4,779,603)	3,780,993	2,170,710	Q4 2009
92978YAT7	3,155,533	2,481,476	*	(674,056)	2,481,476	1,375,000	Q4 2009
939344AN7	7,558,129	—	[2]	(1,492,699)	6,065,430	6,065,430	Q4 2009
94980KAQ5	891,257	697,126	*	(194,131)	697,126	605,375	Q4 2009
94980SAS4	37,892,867	37,298,560	*	(594,307)	37,298,560	19,209,448	Q4 2009
94980SBJ3	19,025,324	18,852,600	*	(172,725)	18,852,600	9,434,204	Q4 2009
949837AF5	69,395,783	69,077,308	*	(318,475)	69,077,308	37,135,283	Q4 2009
949837BE7	20,118,623	19,943,534	*	(175,089)	19,943,534	14,029,989	Q4 2009
949837BK3	8,651,946	8,601,312	*	(50,634)	8,601,312	6,121,859	Q4 2009
949837CC0	26,170,357	25,669,010	*	(501,347)	25,669,010	17,713,389	Q4 2009
94983BAP4	15,664,980	15,471,918	*	(193,062)	15,471,918	11,295,344	Q4 2009
94984AAR1	29,306,329	29,299,320	*	(7,008)	29,299,320	14,513,796	Q4 2009
94984FAR0	35,392,208	35,362,909	*	(29,300)	35,362,909	25,486,630	Q4 2009
94984XAB6	9,930,589	9,542,008	*	(388,582)	9,542,008	4,478,081	Q4 2009
94984XAD2	8,215,869	7,891,136	*	(324,733)	7,891,136	3,736,617	Q4 2009
94984XAM2	12,527,390	12,047,711	*	(479,679)	12,047,711	6,848,925	Q4 2009
94985JAB6	49,089,904	48,927,100	*	(162,804)	48,927,100	27,457,860	Q4 2009
94985JBR0	30,201,956	29,492,147	*	(709,810)	29,492,146	11,724,021	Q4 2009
94985JCA6	30,000,000	28,972,050	*	(1,027,950)	28,972,050	23,547,594	Q4 2009
94985LAD7	15,416,713	15,332,698	*	(84,015)	15,332,698	10,789,988	Q4 2009
94985RAP7	63,260,667	61,811,840	*	(1,448,827)	61,811,840	41,620,166	Q4 2009
94985WAP6	24,098,090	23,541,749	*	(556,341)	23,541,749	18,898,058	Q4 2009
94985WAQ4	71,553,189	70,433,050	*	(1,120,139)	70,433,050	28,405,225	Q4 2009
94985WBL4	37,767,886	37,226,500	*	(541,386)	37,226,500	25,982,515	Q4 2009
94986AAC2	113,043,780	111,243,240	*	(1,800,539)	111,243,240	79,103,383	Q4 2009
00253CHZ3	2,893,261	1,404,258	*	(1,489,003)	1,404,258	694,423	Q3 2009
126670QT8	4,999,957	3,628,334	*	(1,371,622)	3,628,334	1,948,947	Q3 2009

Single Premium Immediate Annuities ■ Statement of Additional Information	B-121

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
126670QU5	$19,998,914	$12,696,540	*	$(7,302,374)	$12,696,540	$7,020,652	Q3 2009
12670BAC3	6,955,065	4,636,034	*	(2,319,032)	4,636,033	3,256,906	Q3 2009
161551FG6	447,876	335,165	*	(112,711)	335,165	122,131	Q3 2009
23243NAG3	10,669,451	4,937,169	*	(5,732,282)	4,937,169	3,141,673	Q3 2009
251511AC5	18,175,550	14,861,707	*	(3,313,843)	14,861,707	8,959,648	Q3 2009
33848JAC9	9,112,868	6,923,454	*	(2,189,414)	6,923,454	6,366,877	Q3 2009
3622ECAK2	20,941,477	18,788,252	*	(2,153,225)	18,788,252	11,474,209	Q3 2009
3622ELAD8	50,223,381	44,199,500	*	(6,023,881)	44,199,500	26,566,545	Q3 2009
362334NC4	17,932,324	14,708,014	*	(3,224,310)	14,708,014	8,351,942	Q3 2009
362375AD9	19,344,302	15,288,031	*	(4,056,270)	15,288,031	10,719,528	Q3 2009
395386AP0	16,986,719	14,017,799	*	(2,968,920)	14,017,799	11,738,682	Q3 2009
525221CM7	28,026,636	24,254,757	*	(3,771,879)	24,254,757	7,226,630	Q3 2009
525221JW8	44,542,371	42,492,282	*	(2,050,089)	42,492,282	25,949,093	Q3 2009
52523KAH7	14,909,635	11,956,832	*	(2,952,803)	11,956,832	8,970,537	Q3 2009
61750YAF6	39,999,988	33,373,686	*	(6,626,302)	33,373,686	18,338,272	Q3 2009
61752JAF7	14,943,281	12,681,357	*	(2,261,924)	12,681,357	8,250,000	Q3 2009
74040KAC6	4,810,269	—	[2]	(515,386)	4,294,883	4,294,884	Q3 2009
87222PAE3	39,983,008	36,209,916	*	(3,773,092)	36,209,916	16,649,220	Q3 2009
036510AB1	4,581,160	3,134,629	*	(1,446,531)	3,134,629	471,803	Q3 2009
03702YAC4	2,162,800	—	[2]	(432,560)	1,730,240	1,730,240	Q3 2009
05947UJV1	312,746	—	[2]	(90,811)	221,935	238,411	Q3 2009
05947UMN5	1,743,036	423,878	*	(1,319,158)	423,878	280,466	Q3 2009
05947UWA2	1,738,023	767,441	*	(970,582)	767,441	212,822	Q3 2009
05947UWB0	791,256	131,202	*	(660,054)	131,202	100,361	Q3 2009
059500AK4	850,693	—	[2]	(50,693)	800,000	800,000	Q3 2009
059500AM0	239,991	—	[2]	(16,551)	223,440	223,440	Q3 2009
05950EAN8	3,960,726	3,647,958	*	(312,768)	3,647,958	615,536	Q3 2009
05950EAP3	4,884,794	1,370,873	*	(3,513,921)	1,370,873	715,945	Q3 2009
059511AM7	5,904,407	3,154,584	*	(2,749,823)	3,154,584	750,192	Q3 2009
059511AS4	6,726,167	1,707,661	*	(5,018,506)	1,707,661	855,021	Q3 2009
059511AU9	9,752,428	2,073,166	*	(7,679,262)	2,073,166	1,137,750	Q3 2009
07387BEQ2	7,985,888	6,510,227	*	(1,475,661)	6,510,227	1,649,017	Q3 2009
07388RAN7	10,040,541	9,125,638	*	(914,903)	9,125,638	1,940,070	Q3 2009
07388RAP2	6,515,045	1,971,041	*	(4,544,005)	1,971,041	1,059,461	Q3 2009
07388VAL2	18,797,504	11,722,177	*	(7,075,327)	11,722,177	2,502,987	Q3 2009
07388YBA9	10,701,132	3,390,726	*	(7,310,407)	3,390,726	770,000	Q3 2009
07401DAN1	9,459,397	2,892,020	*	(6,567,377)	2,892,020	861,453	Q3 2009
12513YAP5	5,018,081	1,266,628	*	(3,751,454)	1,266,628	400,000	Q3 2009
19075CAK9	15,052,911	10,989,000	*	(4,063,911)	10,989,000	2,273,985	Q3 2009
19075CAL7	14,220,451	4,095,130	*	(10,125,321)	4,095,130	1,907,778	Q3 2009
19075CAM5	5,017,824	1,088,000	*	(3,929,824)	1,088,000	450,000	Q3 2009
19075CAN3	5,017,830	842,000	*	(4,175,830)	842,000	400,000	Q3 2009
19075CAS2	30,351,166	3,735,011	*	(26,616,156)	3,735,010	2,419,440	Q3 2009
20047EAP7	10,886,649	3,667,140	*	(7,219,509)	3,667,140	720,850	Q3 2009
20173QAN1	11,305,071	8,930,131	*	(2,374,940)	8,930,131	1,359,588	Q3 2009
20173VAM2	9,537,950	7,613,342	*	(1,924,608)	7,613,342	2,640,870	Q3 2009
22544QAM1	25,959,195	19,198,558	*	(6,760,637)	19,198,558	2,598,478	Q3 2009
22544QAN9	13,672,024	3,673,347	*	(9,998,678)	3,673,347	1,221,097	Q3 2009
22544QAP4	4,970,573	1,387,116	*	(3,583,458)	1,387,116	715,966	Q3 2009
225470H22	3,888,986	970,504	*	(2,918,481)	970,504	240,000	Q3 2009
362332AT5	15,051,925	8,451,782	*	(6,600,144)	8,451,782	2,285,175	Q3 2009
36246LAK7	34,001,514	20,209,700	*	(13,791,814)	20,209,700	4,404,435	Q3 2009
36246LAL5	28,970,952	6,796,200	*	(22,174,752)	6,796,200	3,239,070	Q3 2009
36828QSL1	2,972,198	1,764,915	*	(1,207,283)	1,764,915	611,917	Q3 2009
396789KF5	5,378,625	4,506,020	*	(872,604)	4,506,020	1,194,307	Q3 2009

B-122	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
42332QAN3	$5,754,119	$3,428,230	*	$(2,325,889)	$3,428,230	$412,061	Q3 2009
46614KAB2	9,657,805	2,800,420	*	(6,857,385)	2,800,420	500,000	Q3 2009
46625MR50	330,414	—	[2]	(120,875)	209,539	92,059	Q3 2009
46625YQ89	3,430,992	1,513,711	*	(1,917,281)	1,513,711	581,182	Q3 2009
46629YAM1	20,070,948	16,337,536	*	(3,733,412)	16,337,536	3,476,200	Q3 2009
46630JAS8	10,035,389	2,912,412	*	(7,122,977)	2,912,412	1,108,700	Q3 2009
46632HAR2	4,028,186	2,987,063	*	(1,041,123)	2,987,063	657,928	Q3 2009
50180CAM2	11,464,618	2,607,049	*	(8,857,569)	2,607,049	1,573,335	Q3 2009
55312TAJ2	9,036,266	4,409,675	*	(4,626,591)	4,409,675	1,432,692	Q3 2009
55312TAK9	24,178,234	5,855,255	*	(18,322,980)	5,855,255	2,631,250	Q3 2009
55312TAR4	701,767	692,323	*	(9,444)	692,323	849,940	Q3 2009
55312VAR9	22,585,862	20,572,173	*	(2,013,689)	20,572,173	2,925,000	Q3 2009
55312YAH5	10,039,874	9,890,092	*	(149,782)	9,890,092	6,055,360	Q3 2009
55312YAJ1	15,059,261	3,720,261	*	(11,339,001)	3,720,261	3,310,965	Q3 2009
55312YAK8	8,031,810	1,238,429	*	(6,793,382)	1,238,429	1,521,368	Q3 2009
55312YAL6	10,039,591	1,036,649	*	(9,002,942)	1,036,649	1,268,330	Q3 2009
55312YAS1	10,039,851	682,106	*	(9,357,745)	682,106	1,273,890	Q3 2009
55312YAT9	2,141,339	1,234,413	*	(906,926)	1,234,413	1,800,000	Q3 2009
59023BAL8	4,930,792	4,713,154	*	(217,638)	4,713,154	604,725	Q3 2009
60687VAM7	5,018,438	1,011,356	*	(4,007,082)	1,011,356	581,350	Q3 2009
60688BAM0	8,279,911	5,814,544	*	(2,465,367)	5,814,544	2,036,952	Q3 2009
60688BAS7	9,910,681	2,980,912	*	(6,929,769)	2,980,912	2,100,637	Q3 2009
606935AQ7	4,916,561	1,051,034	*	(3,865,527)	1,051,034	812,775	Q3 2009
61745MU68	3,909,052	2,521,714	*	(1,387,338)	2,521,714	949,776	Q3 2009
61746WE63	5,393,259	4,810,580	*	(582,679)	4,810,580	1,369,482	Q3 2009
61749MAE9	3,953,068	649,935	*	(3,303,133)	649,935	783,732	Q3 2009
61750CAS6	9,000,000	5,734,363	*	(3,265,637)	5,734,363	1,779,777	Q3 2009
61751NAQ5	4,014,486	2,487,197	*	(1,527,289)	2,487,197	496,676	Q3 2009
61751XAK6	5,019,637	1,104,081	*	(3,915,556)	1,104,081	698,545	Q3 2009
61753JAK5	10,039,176	6,315,957	*	(3,723,219)	6,315,957	1,924,670	Q3 2009
61753JAL3	10,039,489	1,923,248	*	(8,116,241)	1,923,248	1,497,480	Q3 2009
61754KAP0	16,333,731	13,409,091	*	(2,924,640)	13,409,091	1,823,465	Q3 2009
74438WAN6	2,435,634	1,816,058	*	(619,576)	1,816,058	483,756	Q3 2009
87246AAQ1	6,507,642	5,424,135	*	(1,083,506)	5,424,135	600,539	Q3 2009
92978QAJ6	44,853,705	41,898,577	*	(2,955,129)	41,898,576	23,143,606	Q3 2009
92978QAN7	10,035,032	1,054,619	*	(8,980,412)	1,054,619	1,308,000	Q3 2009
92978QAP2	10,035,430	1,006,808	*	(9,028,621)	1,006,808	1,227,540	Q3 2009
92978QAR8	33,913,365	2,428,623	*	(31,484,742)	2,428,623	2,703,520	Q3 2009
92978QAT4	2,207,457	-307,191	*	(2,514,648)	-307,191	1,400,000	Q3 2009
92978TAL5	30,104,829	23,644,656	*	(6,460,172)	23,644,656	5,013,420	Q3 2009
92978TAM3	30,106,380	7,091,481	*	(23,014,899)	7,091,481	4,660,680	Q3 2009
92978YAN0	14,349,202	8,560,596	*	(5,788,606)	8,560,596	1,692,555	Q3 2009
92978YAT7	11,921,571	3,155,533	*	(8,766,039)	3,155,533	1,410,463	Q3 2009
02151CBD7	30,078,496	28,536,105	*	(1,542,391)	28,536,105	22,051,302	Q3 2009
12566XAG3	17,348,888	15,725,340	*	(1,623,548)	15,725,340	6,953,865	Q3 2009
02147QAE2	49,228,610	45,152,500	*	(4,076,110)	45,152,500	36,433,950	Q3 2009
12544RAL2	9,625,351	8,883,000	*	(742,351)	8,883,000	5,950,703	Q3 2009
12566XAE8	36,726,158	34,342,512	*	(2,383,646)	34,342,512	23,452,904	Q3 2009
16165TBJ1	11,550,415	10,448,900	*	(1,101,515)	10,448,900	6,535,688	Q3 2009
46627MAC1	11,998,763	11,109,835	*	(888,928)	11,109,835	5,856,448	Q3 2009
362334ME1	30,218,777	—	[2]	(12,195,320)	18,023,457	18,023,457	Q2 2009
61749EAE7	25,483,761	—	[2]	(16,778,706)	8,705,055	8,705,055	Q2 2009
294751CV2	2,761,322	—	[2]	(2,327,975)	433,347	433,347	Q2 2009
12613KAJ8	6,296,000	—	[2]	(5,351,600)	944,400	944,400	Q2 2009
643529AD2	15,955,720	—	[2]	(8,979,720)	6,976,000	6,976,000	Q2 2009

Single Premium Immediate Annuities ■ Statement of Additional Information	B-123

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
74040KAC6	$5,669,246	$—	[2]	$(858,977)	$4,810,269	$4,810,270	Q2 2009
939344AN7	6,948,092	—	[2]	(1,155,092)	5,793,000	5,793,000	Q2 2009
015386AD7	1,718,750	—	[2]	(172,250)	1,546,500	1,546,500	Q2 2009
46630AAG3	3,008,127	—	[2]	(2,599,827)	408,300	408,300	Q2 2009
46630AAC2	3,509,499	—	[2]	(2,982,749)	526,750	526,750	Q2 2009
20173QAQ4	8,069,157	—	[2]	(7,372,176)	696,981	696,981	Q2 2009
22545YAS0	22,629,873	—	[2]	(20,705,482)	1,924,391	1,924,391	Q2 2009
46630JAU3	20,074,125	—	[2]	(17,918,125)	2,156,000	2,156,000	Q2 2009
50179AAN7	5,511,632	—	[2]	(4,650,800)	860,832	860,832	Q2 2009
362332AV0	20,707,546	—	[2]	(18,846,146)	1,861,400	1,861,400	Q2 2009
22545MAL1	14,047,555	—	[2]	(12,207,955)	1,839,600	1,839,600	Q2 2009
50179AAS6	7,520,314	—	[2]	(6,537,495)	982,819	982,819	Q2 2009
22545LAR0	16,935,085	—	[2]	(14,758,255)	2,176,830	2,176,830	Q2 2009
50179AAM9	4,015,625	—	[2]	(3,284,425)	731,200	731,200	Q2 2009
07388YBE1	6,678,995	—	[2]	(6,104,995)	574,000	574,000	Q2 2009
07388YBC5	6,807,716	—	[2]	(6,205,016)	602,700	602,700	Q2 2009
05950VAT7	5,720,982	—	[2]	(5,312,292)	408,690	408,690	Q2 2009
05947UMQ8	407,714	—	[2]	(339,694)	68,020	68,020	Q2 2009
05947UMP0	1,621,046	—	[2]	(1,360,721)	260,325	260,325	Q2 2009
05947UJT6	1,000,436	—	[2]	(743,026)	257,410	257,410	Q2 2009
22545LAT6	5,426,647	—	[2]	(4,926,626)	500,021	500,021	Q2 2009
61751NAR3	4,002,195	—	[2]	(3,660,595)	341,600	341,600	Q2 2009
92978MAT3	5,464,600	—	[2]	(4,860,639)	603,961	603,961	Q2 2009
92977QAQ1	13,034,405	—	[2]	(11,980,105)	1,054,300	1,054,300	Q2 2009
61754JAN8	2,787,584	—	[2]	(2,427,884)	359,700	359,700	Q2 2009
61753JAN9	7,376,067	—	[2]	(6,286,655)	1,089,412	1,089,412	Q2 2009
61753JAM1	10,040,730	—	[2]	(8,673,730)	1,367,000	1,367,000	Q2 2009
50180JAL9	7,028,178	—	[2]	(5,882,278)	1,145,900	1,145,900	Q2 2009
61749MAF6	2,933,947	—	[2]	(2,552,647)	381,300	381,300	Q2 2009
61746WE89	934,072	—	[2]	(703,548)	230,524	230,524	Q2 2009
61746WE71	2,038,212	—	[2]	(1,558,205)	480,007	480,007	Q2 2009
59023BAM6	5,888,700	—	[2]	(4,806,900)	1,081,800	1,081,800	Q2 2009
59022HEC2	6,984,225	—	[2]	(5,699,025)	1,285,200	1,285,200	Q2 2009
50180JAM7	17,068,049	—	[2]	(14,611,549)	2,456,500	2,456,500	Q2 2009
59022HED0	2,244,466	—	[2]	(1,953,125)	291,341	291,341	Q2 2009
52108RCK6	13,624,490	—	[2]	(12,692,065)	932,425	932,425	Q2 2009
50180JAR6	12,048,727	—	[2]	(10,654,327)	1,394,400	1,394,400	Q2 2009
52108MDU4	7,906,789	—	[2]	(6,461,189)	1,445,600	1,445,600	Q2 2009
251510CY7	9,287,032	—	[2]	(7,029,696)	2,257,336	2,257,336	Q2 2009
52521RAS0	3,173,730	—	[2]	(1,672,517)	1,501,213	1,501,212	Q2 2009
02149HAK6	27,458,769	—	[2]	(13,202,360)	14,256,409	14,256,409	Q2 2009
75115CAG2	10,160,350	—	[2]	(5,511,758)	4,648,592	4,648,592	Q2 2009
015386AA3	2,620,115	—	[2]	(20,115)	2,600,000	2,600,000	Q1 2009
126378AG3	16,952,099	—	[2]	(8,331,528)	8,620,571	8,620,571	Q1 2009
126378AH1	18,332,132	—	[2]	(8,896,772)	9,435,360	9,435,360	Q1 2009
152314DT4	406,084	—	[2]	(125,394)	280,690	280,690	Q1 2009
46628SAG8	28,479,557	—	[2]	(15,739,186)	12,740,371	12,740,372	Q1 2009
589929JS8	3,614,073	—	[2]	(977,614)	2,636,460	2,636,460	Q1 2009
61749WAH0	8,348,064	—	[2]	(3,723,256)	4,624,808	4,624,808	Q1 2009
61749WAJ6	4,840,214	—	[2]	(2,064,598)	2,775,616	2,775,615	Q1 2009
74040KAC6	6,735,434	—	[2]	(1,066,188)	5,669,246	5,669,247	Q1 2009
84604CAE7	4,395,157	—	[2]	(2,954,291)	1,440,866	1,440,867	Q1 2009
939344AN7	7,049,401	—	[2]	(101,309)	6,948,092	6,948,092	Q1 2009
03702YAC4	4,325,600	—	[2]	(2,162,800)	2,162,800	2,162,800	Q1 2009
05947UMQ8	402,748	—	[2]	(279,196)	123,552	123,552	Q1 2009

B-124	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
059497AD9	$5,019,063	$—	[2]	$(4,649,648)	$369,415	$369,415	Q1 2009
059497AE7	6,023,080	—	[2]	(5,633,623)	389,457	389,456	Q1 2009
059500AK4	1,073,719	—	[2]	(223,026)	850,693	850,693	Q1 2009
059500AM0	279,971	—	[2]	(39,980)	239,991	239,991	Q1 2009
12513YAR1	46,179,909	—	[2]	(43,275,482)	2,904,427	2,904,427	Q1 2009
190749AN1	5,165,844	—	[2]	(4,674,925)	490,919	490,919	Q1 2009
22544QAQ2	14,679,428	—	[2]	(13,730,058)	949,370	949,370	Q1 2009
22545DAL1	18,978,397	—	[2]	(17,449,489)	1,528,908	1,528,908	Q1 2009
22545MAM9	15,623,911	—	[2]	(13,958,314)	1,665,597	1,665,597	Q1 2009
46629YAQ2	5,060,345	—	[2]	(4,730,706)	329,639	329,639	Q1 2009
46630JAW9	20,076,375	—	[2]	(18,747,505)	1,328,870	1,328,870	Q1 2009
55312TAQ6	1,243,450	—	[2]	(615,776)	627,674	627,674	Q1 2009
55312TAR4	1,246,413	—	[2]	(544,645)	701,768	701,768	Q1 2009
59022HEE8	1,733,805	—	[2]	(1,545,986)	187,819	187,818	Q1 2009
59023BAN4	6,816,310	—	[2]	(5,908,928)	907,382	907,382	Q1 2009
61751XAL4	2,008,458	—	[2]	(1,850,014)	158,444	158,444	Q1 2009
05949AA67	7,180,337	—	[2]	(4,018,514)	3,161,823	3,161,823	Q1 2009
05949AA75	831,546	—	[2]	(270,990)	560,556	560,556	Q1 2009
12667FR98	9,441,206	—	[2]	(3,893,272)	5,547,934	5,547,934	Q1 2009
12669DN87	2,733,589	—	[2]	(1,410,077)	1,323,512	1,323,513	Q1 2009
251510ET6	12,727,050	—	[2]	(11,016,684)	1,710,366	1,710,366	Q1 2009
79548KJH2	51,335	—	[2]	(23,450)	27,885	27,885	Q1 2009
79548KJJ8	53,540	—	[2]	(21,307)	32,233	32,234	Q1 2009
79548KJK5	28,691	—	[2]	(12,508)	16,183	16,184	Q1 2009
02148FAW5	32,011,265	—	[2]	(13,311,789)	18,699,476	18,699,477	Q1 2009
12667G8B2	299,003	—	[2]	(124,689)	174,314	174,315	Q1 2009
76110H5M7	236,856	—	[2]	(153,532)	83,324	83,324	Q1 2009
76114DAE4	18,470,379	—	[2]	(12,205,478)	6,264,901	6,264,900	Q1 2009
004421RV7	7,280,863	—	[2]	(2,325,579)	4,955,284	4,955,285	Q4 2008
015386AA3	4,500,000	—	[2]	(1,575,000)	2,925,000	2,925,000	Q4 2008
015386AB1	10,200,000	—	[2]	(3,570,000)	6,630,000	6,630,000	Q4 2008
015386AD7	2,437,500	—	[2]	(722,816)	1,714,684	1,714,684	Q4 2008
02148YAD6	24,448,783	—	[2]	(10,894,044)	13,554,738	13,554,738	Q4 2008
028909AC3	1,459,724	—	[2]	(481,866)	977,858	977,858	Q4 2008
03702YAC4	7,278,038	—	[2]	(2,952,438)	4,325,600	4,325,600	Q4 2008
05947UJV1	884,711	—	[2]	(566,669)	318,042	318,042	Q4 2008
05947UWC8	724,284	—	[2]	(637,873)	86,411	86,411	Q4 2008
05947UWD6	917,748	—	[2]	(838,199)	79,549	79,549	Q4 2008
05949AA75	2,375,256	—	[2]	(1,542,097)	833,159	833,159	Q4 2008
05949AM23	5,328,628	—	[2]	(3,347,549)	1,981,079	1,981,079	Q4 2008
05949AM31	1,618,515	—	[2]	(1,265,231)	353,284	353,284	Q4 2008
07388PAQ4	5,021,524	—	[2]	(4,378,524)	643,000	643,000	Q4 2008
073945AS6	1,754,077	—	[2]	(1,498,173)	255,904	255,904	Q4 2008
12558MBP6	16,579,545	—	[2]	(13,472,642)	3,106,903	3,106,903	Q4 2008
12667G8B2	444,952	—	[2]	(146,728)	298,224	298,224	Q4 2008
12669EWZ5	4,405,837	—	[2]	(2,024,744)	2,381,093	2,381,093	Q4 2008
152314DT4	1,149,308	—	[2]	(750,425)	398,883	398,883	Q4 2008
161551FH4	726,402	—	[2]	(312,617)	413,785	413,785	Q4 2008
17310MAS9	4,015,015	—	[2]	(3,485,815)	529,200	529,200	Q4 2008
20173MAQ3	4,869,808	—	[2]	(4,234,308)	635,500	635,500	Q4 2008
20173QAR2	6,726,129	—	[2]	(5,859,949)	866,181	866,181	Q4 2008
21075WCJ2	1,407,861	—	[2]	(377,699)	1,030,162	1,030,163	Q4 2008
22540VHN5	2,463,713	—	[2]	(1,124,977)	1,338,736	1,338,737	Q4 2008
22545LAV1	4,260,344	—	[2]	(3,754,459)	505,885	505,885	Q4 2008
22545MAP2	3,011,114	—	[2]	(2,638,814)	372,300	372,300	Q4 2008

Single Premium Immediate Annuities ■ Statement of Additional Information	B-125

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
22545XAP8	$33,792,994	$—	[2]	$(29,365,135)	$4,427,859	$4,427,858	Q4 2008
294751DY5	1,586,038	—	[2]	(894,024)	692,014	692,014	Q4 2008
294751FC1	2,299,916	—	[2]	(1,875,560)	424,356	424,356	Q4 2008
36228CDP5	750,894	—	[2]	(532,759)	218,135	218,134	Q4 2008
3622ECAH9	9,815,000	—	[2]	(6,403,699)	3,411,301	3,411,301	Q4 2008
3622MSAC6	14,658,028	—	[2]	(12,858,028)	1,800,000	1,800,000	Q4 2008
38500XAM4	3,263,688	—	[2]	(2,878,688)	385,000	385,000	Q4 2008
42332QAP8	914,148	—	[2]	(741,129)	173,019	173,019	Q4 2008
46412QAD9	6,997,504	—	[2]	(5,554,244)	1,443,260	1,443,260	Q4 2008
46625M2W8	1,708,545	—	[2]	(1,550,593)	157,952	157,953	Q4 2008
46625M2Y4	596,284	—	[2]	(442,858)	153,426	153,426	Q4 2008
46625MR27	1,555,235	—	[2]	(1,309,659)	245,576	245,576	Q4 2008
46625YQ97	4,931,368	—	[2]	(4,159,368)	772,000	772,000	Q4 2008
50179MBT7	7,930,571	—	[2]	(6,789,914)	1,140,656	1,140,656	Q4 2008
50180CAV2	6,024,175	—	[2]	(5,211,175)	813,000	813,000	Q4 2008
50180CAW0	7,183,387	—	[2]	(6,315,658)	867,729	867,730	Q4 2008
53944MAC3	6,954,397	—	[2]	(5,694,397)	1,260,000	1,260,000	Q4 2008
55312TAQ6	3,817,868	—	[2]	(2,574,418)	1,243,450	1,243,450	Q4 2008
55312TAR4	3,616,402	—	[2]	(2,369,989)	1,246,413	1,246,413	Q4 2008
55312YAT9	20,004,831	—	[2]	(17,949,031)	2,055,800	2,055,800	Q4 2008
589929JS8	4,196,584	—	[2]	(460,813)	3,735,771	3,735,770	Q4 2008
59022HEF5	1,041,525	—	[2]	(907,992)	133,533	133,533	Q4 2008
59022HEG3	217,210	—	[2]	(129,739)	87,471	87,471	Q4 2008
59022HEH1	148,995	—	[2]	(100,815)	48,180	48,179	Q4 2008
59022HEJ7	163,421	—	[2]	(75,981)	87,440	87,439	Q4 2008
60687VAN5	3,276,152	—	[2]	(2,857,652)	418,500	418,500	Q4 2008
617453AC9	4,941,714	—	[2]	(4,307,214)	634,500	634,500	Q4 2008
617453AD7	6,839,059	—	[2]	(6,037,244)	801,815	801,815	Q4 2008
61746WE97	982,114	—	[2]	(622,238)	359,876	359,876	Q4 2008
61746WF21	198,149	—	[2]	(108,779)	89,370	89,370	Q4 2008
61749MAG4	2,463,365	—	[2]	(2,174,584)	288,781	288,782	Q4 2008
70556RAD3	41,824,931	—	[2]	(16,186,786)	25,638,145	25,638,145	Q4 2008
74040KAC6	14,387,860	—	[2]	(7,644,893)	6,742,967	6,742,967	Q4 2008
74924PAJ1	1,071,735	—	[2]	(577,030)	494,705	494,705	Q4 2008
760985U58	380,419	—	[2]	(70,655)	309,764	309,765	Q4 2008
760985U66	166,134	—	[2]	(69,050)	97,084	97,084	Q4 2008
760985U74	81,575	—	[2]	(54,048)	27,527	27,527	Q4 2008
76110HQT9	2,966,509	—	[2]	(1,968,981)	997,528	997,528	Q4 2008
76110VLD8	2,354,851	—	[2]	(467,251)	1,887,601	1,887,601	Q4 2008
76110VPJ1	2,462,808	—	[2]	(780,464)	1,682,344	1,682,344	Q4 2008
76110VPU6	1,428,428	—	[2]	(659,001)	769,427	769,427	Q4 2008
76110VTQ1	6,999,985	—	[2]	(6,060,515)	939,470	939,470	Q4 2008
76110WRX6	4,096,799	—	[2]	(1,412,549)	2,684,250	2,684,250	Q4 2008
76110WVT0	1,123,115	—	[2]	(565,567)	557,549	557,549	Q4 2008
76113GAC2	4,756,743	—	[2]	(4,437,090)	319,653	319,653	Q4 2008
92978QAT4	20,021,630	—	[2]	(17,893,630)	2,128,000	2,128,000	Q4 2008
939344AN7	10,000,000	—	[2]	(3,054,200)	6,945,800	6,945,800	Q4 2008
93934DAQ0	87,351	—	[2]	(51,823)	35,528	35,528	Q4 2008
94980KAQ5	1,103,943	—	[2]	(643,629)	460,314	460,314	Q4 2008
059500AK4	10,014,230	—	[2]	(8,891,170)	1,123,060	1,123,000	Q4 2008
059500AM0	3,181,507	—	[2]	(2,885,786)	295,721	295,721	Q4 2008
004421RV7	9,463,168	7,747,697	[1]	(1,715,471)	7,747,697	7,003,715	Q3 2008
03702YAC4	21,627,908	—	[2]	(14,058,108)	7,569,800	7,569,800	Q3 2008
05949AM31	1,873,669	1,656,719	[1]	(216,950)	1,656,719	739,839	Q3 2008
12558MBP6	19,071,607	16,855,724	[1]	(2,215,883)	16,855,724	5,396,442	Q3 2008

B-126	Statement of Additional Information ■ Single Premium Immediate Annuities

concluded

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
55312TAQ6	$10,046,558	$—	[2]	$(6,083,638)	$3,962,920	$3,962,920	Q3 2008
55312TAR4	11,893,403	—	[2]	(8,099,902)	3,793,501	3,793,501	Q3 2008
589929JS8	5,505,188	—	[2]	(694,732)	4,810,456	4,810,456	Q3 2008
59022HEF5	1,160,443	1,060,145	[1]	(100,298)	1,060,145	445,708	Q3 2008
59022HEG3	575,821	229,619	[1]	(346,202)	229,619	266,453	Q3 2008
59022HEH1	259,151	161,404	[1]	(97,747)	161,404	233,878	Q3 2008
59022HEJ7	327,200	188,252	[1]	(138,948)	188,252	232,061	Q3 2008
74040KAC6	15,328,440	—	[2]	(940,580)	14,387,860	14,387,860	Q3 2008
004421RV7	13,293,979	10,420,391	[1]	(2,873,588)	10,420,391	8,677,457	Q2 2008
05947UJV1	1,613,758	1,063,032	[1]	(550,726)	1,063,032	2,510,921	Q2 2008
152314DT4	1,874,385	1,222,995	[1]	(651,390)	1,222,995	1,436,123	Q2 2008
59022HEG3	698,839	588,230	[1]	(110,609)	588,230	460,785	Q2 2008
59022HEH1	644,929	271,560	[1]	(373,369)	271,560	412,942	Q2 2008
59022HEJ7	1,010,816	352,031	[1]	(658,785)	352,031	628,144	Q2 2008
74040KAC6	16,983,047	—	[2]	(834,284)	16,148,763	16,148,763	Q2 2008
46625M2Y4	1,434,849	674,165	[1]	(760,684)	674,165	727,135	Q1 2008
46625MR50	641,983	483,307	[1]	(158,676)	483,307	680,162	Q1 2008
59022HEJ7	1,064,661	1,035,647	[1]	(29,014)	1,035,647	756,208	Q1 2008
61746WE97	1,687,099	1,085,336	[1]	(601,763)	1,085,336	1,710,037	Q1 2008
61746WF21	659,501	249,760	[1]	(409,741)	249,760	545,244	Q1 2008
68400XBL3	557,541	280,704	[1]	(276,837)	280,704	426,874	Q1 2008
760985U66	867,188	—	[2]	(536,924)	330,264	330,264	Q4 2007
363259AA0	15,000,000	—	[2]	(4,800,000)	10,200,000	10,200,000	Q4 2007
61746WF21	771,351	676,705	[1]	(94,646)	676,705	556,580	Q4 2007
760985U58	2,813,940	911,116	[1]	(1,902,824)	911,116	2,421,305	Q4 2007
760985U74	320,050	201,743	[1]	(118,307)	201,743	301,736	Q4 2007
76110WRX6	5,900,848	4,987,584	[1]	(913,264)	4,987,584	4,149,159	Q4 2007
652454BB4	10,000,000	—	[2]	(1,500,000)	8,500,000	8,500,000	Q3 2007
652454BC2	5,000,000	—	[2]	(850,000)	4,150,000	4,150,000	Q3 2007
52518RBE5	1,322,892	—	[2]	(333,510)	989,382	989,382	Q2 2006
42332QAP8	1,634,203	—	[2]	(160,236)	1,473,967	1,473,967	Q3 2005
46625MR50	1,587,229	—	[2]	(208,551)	1,378,678	1,378,678	Q3 2005
74681@AK5	4,500,000	—	[2]	(2,487,421)	2,012,579	2,012,579	Q3 2003
Total	$6,867,233,409	$4,602,073,300		$(1,802,465,637)	$5,064,767,772	$3,067,313,039

*	Projected cash flows are provided for securities imputed under SSAP 43R adoption
[1]	Impairment based on undiscounted cash flows
[2]	Impairment based on Fair Value

Single Premium Immediate Annuities ■ Statement of Additional Information	B-127

730 Third Avenue

New York, NY 10017-3206

A10896 05/10

Part C—OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial statements.

Part A: None

Part B: Includes all required financial statements of the Separate Account and TIAA-CREF Life Insurance Company and Teachers Insurance and Annuity Association of America.

(b)	Exhibits:

(1)	Resolutions of the Board of Directors of TIAA-CREF Life establishing the Registrant (1)

(2)	None

(3) (A)	Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (TPIS) (2)

(B)	Selling Agreement between TPIS and TIAA-CREF Individual and Institutional Services, Inc. and Amendment thereto (1)

(4)	Forms of TIAA-CREF Life Single Premium Immediate Annuity (SPIA) Contracts

(A)	One-Life Immediate Annuity contract (5)

(B)	Two-Life Immediate Annuity contract (5)

(C)	Fixed Period Immediate Annuity contract (5)

(5)	Form of Application for the SPIA Contracts (5)

(6)	(A) Charter of TIAA-CREF Life (2)

(B)	Bylaws of TIAA-CREF Life (2)

(7)	None

(8) (A)	Participation/Distribution Agreement with TIAA-CREF Life Funds (2)

(B)	Amendment to Participation/Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005 (7)

(C)	Form of Shareholder Information Agreement between Teachers Personal Investors Services, Inc. and TIAA-CREF Life insurance Company (8)

(D)	Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)

(E)	Investment Advisory Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc.*

(F)	Administrative Services Agreement between TIAA-CREF Funds and Teachers Advisors, Inc.*

(E)	Domestic Custody Agreement by and between JPMorgan Chase Bank, N.A. and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)*

(9)	Legality Opinion and Consent of Meredith Kornreich, Esquire *

(10)	(A) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm *

(11)	None

(12)	None

(13)	(A) Schedule of Computation of Performance Information (6)

(B)	Powers of Attorney (10)

(14)	Financial Data Schedule—not required

*	Filed herewith.
1	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated August 18, 1998 (File No. 333-61761).
2	Previously filed as part of the Pre-Effective Amendments Nos. 1 and 2 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated December 7, 1998 and December 22, 1998, respectively (File No. 333-61761).
3	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, dated September 22, 2000 (File No. 333-46414).
4	Previously filed as part of the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2001 (File No. 333-46414).
5	Previously filed as part of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on October 25, 2002 (File No. 333-46414).
6	Previously filed as part of the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2004 (File No. 333-46414).
7	Previously filed as part of the Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, on May 1, 2006 (File No. 333-61761).
8	Previously filed as part of the Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2007 (File No. 333-46414).
9	Previously filed as part of the Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2008 (File No. 333-46414).
10	Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, filed on January 23, 2009 (File Nos 333-128699 and 811-10393).

Item 25.	Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Eric T. Jones	— Director, Chairman, President & Chief Executive Officer
Elizabeth D. Black	— Director
Anthony M. Garcia	— Director, Vice President
Sanjeev Handa	— Director
Nancy Heller	— Director
Patrick Kennedy	— Director
Harry I. Klaristenfeld	— Director, Vice President & Chief Actuary
Matthew Kurzweil	— Director
Lisa Mancini	— Director, Vice President & Chief Underwriter
Steve Maynard	— Director, Vice President & Director Business Administration and Policy Owner Services
Russell Noles	— Director
Douglas Rothermich	— Director
Wayne Williams	— Director & Vice President, Market and Channel Integration
Linda Dougherty	— Vice President & Chief Financial Officer
Jeffrey S. Goldin	— Illustration Actuary
Robert Hopkins	— Assistant Secretary
Meredith Kornreich	— General Counsel
Marjorie Pierre-Merrit	— Secretary
Stephen Steinberg	— Vice President & Actuary
Wayne Smiley	— Chief Compliance Officer
John Wesley	— Vice President & Director, After-Tax Annuities

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

(1)	TIAA Board of Overseers is a New York not-for-profit corporation established to further education and other non-profit purposes by holding the stock of TIAA.

(2)	TIAA’s non-profit capital stock, constituting all of its authorized shares of stock, was originally issued to the Carnegie Corporation of New York. The shares were transferred to Trustees of T.I.A.A. Stock, renamed TIAA Board of Overseers, immediately after the enactment of the cited legislation.

(3)	Teachers Insurance and Annuity Association of America is a New York domiciled life insurance company that issues guaranteed and variable annuities and life insurance for nonprofit and government institutions and their employees. The TIAA Board of Overseers elects TIAA’s trustees.

(4)	The following corporations, trusts and limited liability companies (“LLCs”) were organized by TIAA to hold real estate, mortgage, and securities investments for the General Account and may no longer hold any assets. All issued and outstanding stock of the corporations, trusts, and memberships in the LLCs are owned, directly or indirectly, by TIAA. Unless otherwise indicated, these Domestic entities are Delaware entities:

DOMESTIC
485 Properties, LLC*	T-C SMA III, LLC
730 Texas Forest Holdings, Inc.*	T-C Sports Co., Inc.*

DOMESTIC

Bethesda ARC, LLC	T-C Stonecrest LLC
Bethesda HARC, LLC	T-Investment Properties Corp.
Ceres Agricultural Properties, LLC*	T-Land Corp.
CTG&P, LLC	T-Pointe, LLC
DAN Properties, Inc.	TCPC Associates, LLC
Debt Holdings, LLC	Teachers Concourse, LLC*
Demeter Agricultural Properties, LLC	Teachers Mayflower, LLC
Demeter Agricultural Properties II, LLC	Teachers West, LLC
Flint European Trust	TIAA 485 Boca 54 LLC
JV Georgia One, Inc.	TIAA 485 Clarendon, LLC
JWL Properties, Inc.	TIAA Canada Retail Business Trust (a Pennsylvania business trust)
ND La Jolla, LLC	TIAA CMBS I, LLC*
TIAA Diamond Investor, LLC
ND Properties, Inc.*	TIAA European Funding Trust*
ND-T Street, LLC	TIAA Franklin Square, LLC*
Normandale Center LLC	TIAA Gemini Office, LLC
Occator Agricultural Properties, LLC	TIAA Global Public Investments, LLC
Port Northwest IV Corporation	TIAA Lakepointe, LLC
TIAA Park Evanston, Inc.
Premiere Agricultural Properties, LLC	TIAA Private Equity Alpha, LLC*
Premiere Columbia Properties, LLC	TIAA Realty, Inc.
Premiere Farm Properties, LLC	TIAA SF One, LLC
Savannah Teachers Properties, Inc.	TIAA Stafford Harrison LLC
T-C Cypress Park West LLC	TIAA The Reserve II Member, LLC
T-C Duke Street LLC	TIAA Timberlands I, LLC*
T-C King Street Station LLC	TIAA Timberlands II, LLC*
T-C Roosevelt Square LLC	TIAA Union Place Phase I LLC
T-C SMA I, LLC	TIAA-CREF Global Investments LLC
T-C SMA 2, LLC	WRC Properties, Inc.*

INTERNATIONAL

36 Rue La Fayette (Luxembourg)	SAS Roosevelt (France)
154 Rue de l’Universite SARL (France)	Servin EURL (France)
Bruyeres I SAS (France)	Servin Holding SARL (France)
Bruyeres II SAS (France)	SNC Amarante (France)
Business Port S.r.l. (Italy)	SNC La Defense (France)
Courcelles 70 SAS (France)	SNC Lazulli (France)
Des Brateaux SARL (France)	SNC Peridot (France)
Erlangen Arcaden GmbH & Co. KG (Germany)	SNC Roosevelt (France)
LaFayette Lux 1 S.a.r.l. (Luxembourg)	TIAA Lux 2 (Luxembourg)
LaFayette Lux 2 S.a.r.l. (Luxembourg)	TIAA Lux 4 (Luxembourg)
Mansilla Participacoes Ltda (Brazil)	TIAA Lux 5 S.a.r.l. (Luxembourg)
ND Europe S.a.r.l.* (Luxembourg)	TIAA Lux 6 S.a.r.l.*(Luxembourg)
Norte Shopping – Centre Commercial S. A. (Portugal)	TIAA Lux 7 S.a.r.l. (Luxembourg)
Norte Shopping Retail & Leisure Centre BV* (Netherlands)	TIAA Lux 8 S.a.r.l (Luxembourg)
Olympe EURL (France)	TIAA Lux 9 S.a.r.l. (Luxembourg)
Olympe Holding SARL (France)	Villabe SAS (France)
Provence 110 (France)
REA Europe SARL (Luxembourg)
REA Lux 1 SARL (Luxembourg)
Rue de I’Universite 154 SAS (France)
SAS La Defense (France)
SAS Malachite (France)

(5)	Subsidiaries of the Separate Real Estate Account:

Light Street Partners Ballston, Inc., a Maryland corporation; One Boston Place Real Estate Investment Trust, a Maryland investment trust; Seneca Industrial Holdings, LLC; T-C 701 Brickell LLC; T-C Four Oaks Place LLC; T-C Legacy at Westwood LLC; T-C Preston Sherry Plaza, LLC; T-C Regents Court LLC; T-C The Caruth LLC; T-C The Colorado LLC; Teachers Belvidere Properties, LLC; Teachers REA, LLC; Teachers REA II, LLC; Teachers REA III, LLC; TIAA Florida Mall, LLC; TIAA Miami International Mall, LLC; TIAA West Town Mall, LLC; TIAA-CREF Global Separate Real Estate Company LLC; TREA 10 Schalks Crossing Road, LLC; TREA 1401 H, LLC; TREA Broadlands, LLC; TREA Florida Retail, LLC; TREA GA Reserve, LLC; TREA Pacific Plaza, LLC; TREA Retail Fund-K, LLC; TREA Retail Property Portfolio 2006, LLC; TREA Weston, LLC; TREA Wilshire Rodeo, LLC.

(6)	TIAA-CREF Investment Management, LLC is a registered investment advisor, which provides investment management services for College Retirement Equities Fund.

(7)	TIAA-CREF Individual & Institutional Services, LLC is a registered broker-dealer and investment advisor, which provides distribution and related services for College Retirement Equities Fund, TIAA Real Estate Account and TIAA Separate Account VA-3, and through a selling agreement with Teachers Personal Investors Services, Inc. distribution services for the TIAA-CREF Funds, the TIAA-CREF Life Funds, TIAA-CREF Life Insurance Company’s Variable Annuity and Variable Life Products, Tuition Savings Products, and TCAM Funds.

(8)	TIAA Global Markets, Inc. was formed to issue debt instruments.

(9)	TIAA-CREF Enterprises, Inc. is organized for the purpose of holding the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Tuition Financing, Inc., and TCAM Core Property Fund GP LLC.

(10)	Teachers Advisors, Inc. is a registered investment advisor organized for the purpose of providing investment advice and management services to the TIAA Separate Account VA-1, the TIAA-CREF Funds, and the TIAA-CREF Life Funds. It provides investment adviser services for set contractual fees, with the intent of making a profit.

(11)	Teachers Personal Investors Services, Inc. is a registered broker-dealer organized for the purpose of providing distribution and administrative services for the TIAA Separate Account VA-1, the TIAA-CREF Funds, and the TIAA-CREF Life Funds, and is the placement agent for the private funds managed by TIAA-CREF Asset Management.

(12)	TIAA-CREF Life Insurance Company is a New York domiciled life insurance company that issues guaranteed and variable annuities, funding agreements, and life insurance, including variable life insurance, to the general public. TIAA-CREF Life Insurance Company holds the sole member interest in TIAA-CREF Insurance Agency, LLC.

(13)	TIAA-CREF Tuition Financing, Inc. (“TFI”) is organized to administer and provide advice to tuition savings and prepaid plans. It is a program manager providing program management services to state’s qualified tuition programs. TFI performs certain services related to the plan on behalf of the state, but the 529 plan is the state’s products since Section 529 of the IRC only allows states and eligible educational institutions to establish and maintain 529 plans. TFI also manages the Independent 529 plans (I-529) which is sponsored by a consortium of private colleges and universities. TFI, with permission from the states, subcontracts with other entities to perform certain of the program management services.

(14)	TCT Holdings, Inc. is organized for the purpose of holding the stock of TIAA-CREF Trust Company, a federal savings bank.

(15)	TIAA-CREF Trust Company, FSB is a federally chartered savings bank that provides individual and institutional asset management and investment advice for its customers.

(16)	TIAA-CREF Insurance Agency, LLC is a licensed life insurance agent offering insurance services and products.

(17)	TCAM Core Property Fund GP LLC was established to act as the general partner of TIAA-CREF Asset Management Core Property Fund, LP, which owns an interest in TCAM Core Property Fund REIT LLC, which in turn owns the membership interests in TCAM Core Property Fund Operating GP LLC (“GP”). GP was organized to act as the general partner of TCAM Core Property Fund Operating LP, which is an unregistered 3(c)(7) fund organized as a vehicle for direct real estate investment by TCAM customers.

(18)	TIAA-CREF Redwood, LLC was established for the purpose of owning the membership interest in Kaspick & Company, LLC.

(19)	Kaspick & Company, LLC a registered investment adviser providing administrative advice and gift administration services to charitable organizations and other non-profit institutions through investment management and gift administration agreements with charitable organizations, which act as trustees for donors (and their beneficiaries) participating in their planned giving programs.

(20)	Active Extension Fund I, LLC, Active Extension Fund II-Global Opportunities, LLC and Active Extension Fund III, LLC were organized to engage in investment strategies.

(21)	TIAA-CREF LPHC, LLC, was organized to hold the membership interests in TCAM SVREF I GP, LLC and TCAM DOF GP LLC.

•

TCAM SVREF I GP, LLC was organized to hold the membership interests in TCAM SVREF I A.S., LLC and to act as the general partner of TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP. TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP, a closed-end private investment fund which will primarily invest in value added real estate investments, and will issue limited partnership interests to investors. TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP will hold the memberships interests in TCAM SVREF I Properties, LLC and TCAM SVREF I REIT, LLC, which were organized to hold the investments of their parent entity. TCAM SVREF I REIT, LLC will elect to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. TCAM SVREF I A.S., LLC was organized to facilitate the acquisition of the first property by TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P. and appropriately comply with certain ERISA requirements.

•

TCAM DOF GP LLC was established to act as the general partner of TIAA-CREF Asset Management Distressed Opportunities Fund, L.P., a closed-end private investment fund which will primarily invest in pooled investment vehicles with distressed debt or distressed equity strategies and will issue limited partnership interests to investors.

(22)	TIAA-CREF International Holdings LLC, was organized to act as the holding company for TIAA-CREF Asset Management UK Limited.

(23)	TIAA-CREF Asset Management UK Limited was organized to conduct global real estate activities.

(24)	Oleum Holding Company, Inc. was organized to own the shares of Polar Star Oil and Gas Holding, Inc., a Canadian entity.

(25)	Polar Star Canadian Oil and Gas, Inc., whose shares are owned by Polar Star Canadian Oil and Gas Holding, Inc., is a Canadian oil and gas operating company.

(26)	T-C SMA III, LLC was organized to act as the general partner of a limited partnership.

TIAA	% owned by TIAA/ Subsidiary
General Account Investment and Insurance Subsidiaries:
(T1) 485 Properties, LLC	100%
(T2) Bethesda ARC, LLC	100%
(T3) Bethesda HARC, LLC	100%
(T2) DAN Properties, Inc.	100%
(T2) JV Georgia One, Inc.	100%
(T2) JWL Properties, Inc.	100%
(T2) Normandale Center LLC	100%
(T2) Port Northwest IV Corporation	100%
(T2) Savannah Teachers Properties, Inc.	100%
(T2) T-Investment Properties Corp.	100%
(T2) T-Land Corp.	100%
(T2) T-C Duke Street LLC	100%
(T2) TIAA 485 Boca 54 LLC	100%
(T2) TIAA 485 Clarendon, LLC	100%
(T2) TIAA Gemini Office, LLC	100%
(T2) TIAA-CREF Global Investments LLC	100%
(T1) 730 Texas Forest Holdings, Inc.	100%
(T2) 730 Texas Timberlands Ltd.	.5%
(T2) 730 Texas Timberlands II Ltd.	.5%
(T1) 730 Texas Timberlands II, Ltd.	99.5%
(T1) Active Extension Fund I, LLC	100%
(T1) Active Extension Fund II - Global Opportunities, LLC	100%
(T1) Active Extension Fund III, LLC	100%
(T1) Ceres Agricultural Properties, LLC	100%
(T2) Premiere Farm Properties, LLC	100%
(T2) Premiere Agricultural Properties, LLC	100%
(T2) Premiere Columbia Properties, LLC	100%
(T1) CTG & P, LLC	100%
(T1) CPPIB-TIAA U.S. Real Property Fund, L.P.	50%
(T2) C-T REIT LLC	99.99%
(T3) C-T Stoneridge LLC	100%
(T3) C-T Shenandoah LLC	100%
(T1) Debt Holdings, LLC	100%
(T1) Demeter Agricultural Properties, LLC	100%
(T2) Mansilla Participacoes Ltda	.01%
(T1) Demeter Agricultural Properties II, LLC	100%
(T1) Mansilla Participacoes Ltda	99.99%
(T1) ND Properties, Inc.	100%
(T2) Norte Shopping Retail & Leisure Centre BV	100%
(T3) Norte Shopping - Centre Commercial S.A.	100%
(T2) TIAA Canada Retail Business Trust	100%
(T2) TIAA Stafford-Harrison LLC	100%
(T2) ND La Jolla, LLC	100%
(T2) ND-T Street, LLC	100%

TIAA	% owned by TIAA/ Subsidiary
(T2) T- Pointe, LLC	100%
(T2) ND Europe S.a.r.l.	100%
(T3) La Fayette Lux 1 S.a.r.l	100%
(T4) 36 Rue La Fayette	.01%
(T3) La Fayette Lux 2 S.a.r.l.	100%
(T4) 36 Rue La Fayette	99.99%
(T3) TIAA Lux 2	100%
(T4) SAS Roosevelt	100%
(T5) SNC Roosevelt	100%
(T4) Villabe SAS	100%
(T5) Des Brateaux SARL	100%
(T4) Bruyeres I SAS	100%
(T5) Olympe Holding SARL	100%
(T6) Olympe EURL	100%
(T4) Bruyeres II SAS	100%
(T5) Servin Holding SARL	100%
(T6) Servin EURL	100%
(T3) TIAA Lux 9	100%
(T4) SNC Amarante	.01%
(T4) SAS Malachite	100%
(T5) SNC Amarante	99.99%
(T6) SNC Lazulli	99.99%
(T6) SNC Peridot	99.99%
(T4) SAS La Defense	100%
(T5) SNC La Defense	99.9%
(T4) SNC La Defense	.01%
(T4) SNC Peridot	.01%
(T4) SNC Lazuli	.01%
(T3) TIAA Lux 4	100%
(T4) Rue De L’Universite 154 SAS	100%
(T5) 154 Rue De L’Universite S.a.r.l	100%
(T3) TIAA Lux 6 S.a.r.l	100%
(T4) Courcelles 70 SAS	100%
(T3) TIAA Lux 7 S.a.r.l	100%
(T4) Business Port S.r.l.	50%
(T3) TIAA Lux 8 S.a.r.l.	100%
(T3) TIAA Lux 9 S.a.r.l	100%
(T2) TIAA Lux 5 S.a.r.l.	100%
(T3) Erlanden Arcaden GmbH & Co. KG	92.5%
(T1) Occator Agricultural Properties, LLC	100%
(T1) Oleum Holding Company, Inc.	100%
(T2) Polar Star Canadian Oil and Gas Holding, Inc.	100%
(T2) Polar Star Canadian Oil and Gas, Inc.	100%
(T1) T-C SMA I, LLC	100%
(T2) CPPIB-TIAA U.S. Real Property Fund, L.P.	1%
(T3) C-T REIT LLC	99.99%
(T4) C-T Stoneridge LLC	100%
(T4) C-T Shenandoah LLC	100%
(T1) T-C SMA 2, LLC	100%
(T2) PennMuni-TIAA U.S. Real Estate Fund, LLC	20%
(T3) T-C Century Plaza LLC	100%

TIAA	% owned by TIAA/ Subsidiary
(T3) T-C Barton Springs LLC	100%
(T1) T-C SMA III, LLC	100%
(T1) T-C Sports Co., Inc.	100%
(T1) TCT Holdings, Inc.	100%
(T2) TIAA-CREF Trust Company, FSB	100%
(T1) Teachers Concourse, LLC	100%
(T1) Teachers Mayflower, LLC	100%
(T1) Teachers West, LLC	100%
(T1) TIAA CMBS I, LLC	100%
(T1) TIAA Diamond Investor, LLC	99.99%
(T1) TIAA European Funding Trust	100%
(T2) Flint European Trust	100%
(T1) TIAA Franklin Square, LLC	100%
(T1) TIAA Global Markets, Inc.	100%
(T1) TIAA Global Public Investments, LLC	100%
(T1) TIAA Lakepointe, LLC	100%
(T1) TIAA Park Evanston, Inc.	100%
(T1) TIAA Private Equity Alpha, LLC	100%
(T1) TIAA Realty, Inc.	100%
(T1) TIAA SF One, LLC	100%
(T1) TIAA The Reserve II Member, LLC	100%
(T1) TIAA Timberlands I, LLC	100%
(T2) 730 Texas Timberlands, Ltd.	99.5%
(T1) TIAA Timberlands II, LLC	100%
(T1) TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P.	99.996%
(T1) TIAA-CREF Life Insurance Company	100%
(T2) TIAA-CREF Life Insurance Agency, LLC	100%
(T1) TIAA-CREF LPHC, LLC	100%
(T2) TCAM SVREF I GP, LLC	100%
(T3) TCAM SVREF I A.S., LLC	100%
(T3) TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P.	.00399%
(T4) TCAM SVREF I Properties, LLC	100%
(T4) TCAM SVREF I REIT, LLC	100%
(T2) TCAM DOF GP LLC	100%
(T3) TIAA-CREF Asset Management Distressed Opportunities Fund, L.P.
(T1) TIAA-CREF Individual & Institutional Services, LLC	100%
(T1) TIAA-CREF International Holdings, LLC	100%
(T2) TIAA-CREF Asset Management UK Limited	100%
(T1) TIAA-CREF Investment Management, LLC	100%
(T1) TIAA-CREF Redwood, LLC	100%
(T2) Kaspick & Co., LLC	100%
(T1) TIAA Union Place Phase I, LLC	100%
(T1) WRC Properties, Inc.	100%
(T2) TCPC Associates, LLC	100%
(T1) TIAA-CREF Enterprises, Inc.	100%
(T2) Teachers Advisors, Inc.	100%
(T2) Teachers Personal Investors Services, Inc.	100%
(T2) TIAA-CREF Tuition Financing, Inc.	100%
(T2) TCAM Core Property Fund GP, LLC	100%
(T3) TIAA-CREF Asset Management Core Property Fund, LP	.1%
(T4) TCAM Core Property Fund REIT LLC	99%

TIAA	% owned by TIAA/ Subsidiary
(T5) TCAM Core Property Fund Operating GP LLC	100%
(T6) TCAM Core Property Fund Operating LP	.1%
(T7) T-C Stonecrest LLC	100%
(T7) T-C King Street Station LLC	100%
(T7) T-C Cypress Park West LLC	100%
(T7) T-C Roosevelt Square LLC	100%
Real Estate Separate Account
(T1) One Boston Place Real Estate Investment Trust	50.25%
(T2) One Boston Place, LLC	100%
(T1) Seneca Industrial Holdings LLC	100%
(T1) T-C 701 Brickell LLC	100%
(T1) T-C Four Oaks Place LLC	100%
(T1) T-C Legacy at Westwood LLC	100%
(T1) T-C Preston Sherry Plaza LLC	100%
(T1) T-C Regents Court LLC	100%
(T1) T-C The Caruth LLC	100%
(T1) T-C The Colorado LLC	100%
(T1) Teachers REA, LLC	100%
(T2) REA Europe SARL	100%
(T3) REA Lux 1 SARL	100%
(T4) Provence 110	100%
(T2) Teachers REA III, LLC	99%
(T2) TIAA-CREF Global Separate Real Estate Company LLC	100%
(T2) TREA GA Reserve, LLC	100%
(T2) TREA 10 Schalks Crossing Road, LLC	100%
(T2) Teachers Belvidere Properties, LLC	100%
(T2) TIAA West Town Mall, LLC	100%
(T2) Light Street Partners LLP	10%
(T2) TREA Broadlands, LLC	100%
(T2) TREA 1401 H, LLC	100%
(T2) TREA Weston, LLC	100%
(T2) TREA Wilshire Rodeo, LLC	100%
(T1) Teachers REA II, LLC	100%
(T2) Light Street Partners LLP	90%
(T3) Light Street Partners Ballston, Inc.	100%
(T4) Light Street Partners Ballston Limited Partnership	1%
(T1) Teachers REA III, LLC	1%
(T1) TIAA Florida Mall, LLC	100%
(T1) TIAA Miami International Mall, LLC	100%
(T1) TREA Florida Retail, LLC	100%
(T1) TREA Pacific Plaza, LLC	100%
(T1) TREA Retail Fund-K, LLC	100%
(T2) Kim-T Income Fund I, LP	82%
(T1) TREA Retail Property Portfolio 2006, LLC	100%
Footnotes
(T1) Tier 1 subsidiary directly owned by TIAA
(T2) Tier 2 subsidiary owned by the Tier 1 sub
(T3) Tier 3 subsidiary owned by the Tier 2 sub
(T4) Tier 4 subsidiary owned by the Tier 3 sub
(T5) Tier 5 subsidiary owned by the Tier 4 sub
(T6) Tier 6 subsidiary owned by the Tier 5 sub
(T7) Tier 7 subsidiary owned by the Tier 6 sub

Additional entities, comprised of joint venture subsidiaries, are not individually listed herein. While they technically are controlled by TIAA by virtue of the grant of voting rights to TIAA upon creation of each subsidiary, TIAA does not actively control the day-to-day activities and instead defers to its partners.

Item 27. Number of Contractowners

As of February 28, 2010, there were 320 owners of contracts of the class presently offered by this Registration Statement.

Item 28. Indemnification

The TIAA-CREF Life bylaws provide that TIAA-CREF Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of TIAA-CREF Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA-CREF Life, or is or was serving at the request of TIAA-CREF Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA-CREF Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) Teachers Personal Investors Services, Inc. (“TPIS”) acts as principal underwriter of the contracts as defined in the Investment Company Act of 1940, as amended. TPIS is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity contracts issued by TIAA-CREF Life Separate Account VA-1 and TIAA Separate Account VA-1.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter
Richard Hiller	Director

Richard Hiller

Edward Moslander

Keith Rauschenbach

Glen Weiner

Mark A. Cox

Linda Dougherty

Kathleen Eckert

Kevin Maxwell

John Panagakis

Georganne C. Proctor

Robert T. Rickey

Mark Campisano

Jorge Gutierrez

Robert S. De Leon

Patricia Conti

Marjorie Pierre-Merritt

Brian Moran

Thomas Dudek

Director

Director

Director and President

Director and Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President, Tax

Treasurer

Chief Legal Officer and Assistant Secretary

Chief Financial Officer

Secretary

Chief Compliance Officer

Anti-Money Laundering Compliance Officer

*	The address of each Director and Officer is c/o Teachers Personal Investment Services, Inc., 730 Third Avenue, New York, NY 10017-3206

(c)	Not applicable.

Item 30. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, Citistorage, 20 North 12th Street, Brooklyn, NY 11211, File Vault, 839 Exchange Street, Charlotte, NC 28208, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 and JPMorgan Chase Bank, 4 Chase Metrotech Center Brooklyn, NY 11245.

Item 31. Management Services

Not applicable.

Item 31. Management Services Undertakings

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) TIAA-CREF Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Life Separate Account VA-1 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 23rd day of April, 2010.

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

By:	TIAA-CREF LIFE INSURANCE COMPANY
(On behalf of the Registrant and itself)

By:	/S/ ERIC T JONES*
Eric T. Jones Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on April 23, 2010 in the capacities and on the dates indicated.

Signature	Title

/S/ ERIC T. JONES Eric T. Jones	Chairman, President and Chief Executive Officer

/S/ LINDA S. DOUGHERTY Linda S. Dougherty	Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Signature of Director	Title

* Eric T. Jones	Director

* Elizabeth D. Black	Director

Anthony M. Garcia	Director

* Sanjeev Handa	Director

* Nancy Heller	Director

* Patrick Kennedy	Director

* Harry I. Klaristenfeld	Director

* Lisa Mancini	Director

* Steven Maynard	Director

* Wayne Williams	Director

*	Signed by Edward L. Hancock, Esq. as attorney-in-fact pursuant to Power of Attorney effective January 22, 2009.

/S/ EDWARD HANCOCK
Edward Hancock
Attorney-in-fact

Exhibit Index

(8) (E)	Investment Advisory Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc.

(F)	Administrative Services Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc.

(9)	Legality Opinion and Consent of Meredith Kornreich, Esquire

(10)	(A) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm